UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES
                     INVESTMENT COMPANY ACT FILE NUMBER 811-4401

                            NORTH TRACK FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                              MILWAUKEE, WI 53202
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)--(ZIP CODE)

                           BRIAN K. ANDREW, PRESIDENT
                            NORTH TRACK FUNDS, INC.
                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                           MILWAUKEE, WISCONSIN 53202
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                                 MATTHEW RUTLIN
                              QUARLES & BRADY LLP
                           411 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (414) 978-6400

                   DATE OF FISCAL YEAR END:  OCTOBER 31, 2006

                   DATE OF REPORTING PERIOD:  APRIL 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

SEMIANNUAL REPORT
TO SHAREHOLDERS
(UNAUDITED)
April 30, 2006

EQUITY FUNDS
> S&P 100 INDEX FUND
> NYSE ARCA TECH 100 INDEX FUND
> DOW JONES EQUITY INCOME 100 PLUS FUND
> DOW JONES U.S. HEALTH CARE 100 PLUS FUND
> DOW JONES U.S. FINANCIAL 100 PLUS FUND
> STRATEGIC ALLOCATION FUND (STRATA)
> GENEVA GROWTH FUND

BOND FUND
> WISCONSIN TAX-EXEMPT FUND
  (Available to Wisconsin Residents Only)

PERFORMANCE SUMMARY (Data as of April 30, 2006)

                                              TOTAL RETURNS AT NAV                            TOTAL RETURNS WITH SALES CHARGE*<F1>

                                              10 YEAR/                             CALENDAR   10 YEAR/
                          TICKER   INCEPTION  INCEPTION  5 YEAR   3 YEAR   1 YEAR     YTD     INCEPTION  5 YEAR   3 YEAR   1 YEAR
                          ------   ---------  ---------  ------   ------   ------  --------   ---------  ------   ------   ------
EQUITY INDEX FUNDS
------------------
S&P 100 INDEX (A)         PPSPX    12/20/85    6.99%**    -0.95%   9.56%    8.92%    4.87%      6.42%**   -2.01%   7.60%    3.21%
                                                   <F2>                                             <F2>
S&P 100 INDEX (B)         PSUBX    7/27/98     0.60%      -1.69%   8.75%    8.14%    4.65%      0.60%     -2.08%   7.61%    3.14%
S&P 100 INDEX (C)         SPPCX    5/8/00     -4.27%      -1.67%   8.77%    8.15%    4.65%     -4.27%     -1.67%   8.77%    7.15%
S&P 100 INDEX (R)         NSPRX    9/27/05     6.45%       -       -        -        4.73%      -          -       -        -
NYSE ARCA TECH 100 (A)    PPTIX    6/10/96    14.21%       1.78%  19.86%   23.84%    4.22%     13.59%      0.69%  17.72%   17.34%
NYSE ARCA TECH 100 (B)    PSEBX    7/27/98    10.73%       1.02%  18.96%   22.90%    3.95%     10.73%      0.63%  18.01%   17.90%
NYSE ARCA TECH 100 (C)    PTICX    5/8/00     -4.31%       1.01%  18.96%   22.85%    3.93%     -4.31%      1.01%  18.96%   21.85%
NYSE ARCA TECH 100 (R)    NPTRX    8/1/05      7.54%       -       -        -        4.02%      -          -       -        -
DJ EQUITY INCOME 100 (A)  NJPAX    4/1/05      8.68%       -       -       12.79%    8.91%      3.39%      -       -        6.87%
DJ EQUITY INCOME 100 (B)  NJPBX    4/1/05      7.89%       -       -       12.02%    8.67%      3.28%      -       -        7.02%
DJ EQUITY INCOME 100 (C)  NJPCX    4/5/05      9.04%       -       -       11.98%    8.67%      8.11%      -       -       10.98%
DJ EQUITY INCOME 100 (R)  NJPRX    9/27/05     7.65%       -       -        -        8.66%      -          -       -        -
DJ US HEALTH CARE (A)     NDJAX    4/17/01     3.24%       2.88%  10.17%    2.87%   -2.37%      2.15%      1.78%   8.21%   -2.53%
DJ US HEALTH CARE (B)     NDJBX    4/17/01     2.50%       2.15%   9.33%    2.13%   -2.55%      2.13%      1.78%   8.21%   -2.87%
DJ US HEALTH CARE (C)     NDJCX    4/17/01     2.51%       2.15%   9.37%    2.13%   -2.55%      2.51%      2.15%   9.37%    1.13%
DJ US HEALTH CARE (R)     NJCRX    9/27/05    -0.57%       -       -        -       -2.55%      -          -       -        -
DJ US FINANCIAL (A)       NDUAX    4/17/01     7.24%       6.64%  15.48%   21.34%    7.61%      6.10%      5.50%  13.42%   14.97%
DJ US FINANCIAL (B)       NDUBX    4/17/01     6.46%       5.86%  14.64%   20.55%    7.39%      6.15%      5.54%  13.62%   15.55%
DJ US FINANCIAL (C)       NDUCX    4/17/01     6.46%       5.86%  14.63%   20.45%    7.34%      6.46%      5.86%  14.63%   19.45%
DJ US FINANCIAL (R)       NJHRX    9/27/05    16.20%       -       -        -        7.58%      -          -       -        -

ASSET ALLOCATION FUND
---------------------
STRATEGIC ALLOCATION (A)  NTSAX    12/10/03    9.15%       -       -       14.98%    3.01%      6.71%      -       -        8.94%
STRATEGIC ALLOCATION (B)  NTSBX    12/10/03    8.29%       -       -       14.11%    2.72%      6.78%      -       -        9.11%
STRATEGIC ALLOCATION (C)  NTSCX    12/10/03    8.33%       -       -       14.10%    2.72%      8.33%      -       -       13.10%
STRATEGIC ALLOCATION (R)  NSARX    4/21/06     0.65%       -       -        -        -          -          -       -        -

EQUITY FUND
-----------
GENEVA GROWTH (A)         PNMAX    1/4/99      9.02%       9.66%  21.43%   28.64%    7.60%      8.22%      8.48%  19.27%   21.89%
GENEVA GROWTH (B)         PNMBX    1/4/99      8.24%       8.85%  20.53%   27.66%    7.33%      8.24%      8.56%  19.60%   22.66%
GENEVA GROWTH (C)         MGPCX    5/8/00      8.94%       8.84%  20.53%   27.70%    7.37%      8.93%      8.84%  20.53%   26.70%
GENEVA GROWTH (R)         NGGRX    9/21/05    17.09%       -       -        -        7.44%      -          -       -        -

FIXED-INCOME FUNDS
------------------
WISCONSIN TAX-EXEMPT (A)  PWTEX    6/13/94     4.98%**     4.62%   2.86%    1.30%   -0.17%      4.61%**    3.87%   1.64%   -2.25%
                                                   <F2>                                             <F2>
WISCONSIN TAX-EXEMPT (B)  WTEBX    1/6/03      2.61%       -       2.10%    0.58%   -0.31%      1.47%      -       0.83%   -4.31%
WISCONSIN TAX-EXEMPT (C)  WTECX    1/6/03      2.58%       -       2.10%    0.49%   -0.41%      2.58%      -       2.10%   -0.49%

*<F1> Class A shares of all of the Funds except the Wisconsin Tax-Exempt Fund have a maximum sales charge of 5.25%. Class A shares of the Wisconsin Tax-Exempt Fund have a maximum sales charge of 3.50%. Class B shares of all the Funds are subject to a Contingent Deferred Sales Charge (CDSC). The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. Class C shares of all the Funds are subject to a 1.00% CDSC if redeemed within 18 months. Class C shares do not convert to other share classes.
**<F2> Performance is for the 10-year period and not from the fund's inception date.

Not a Deposit       Not FDIC Insured      Not Guaranteed by the Bank
May Lose Value      Not Insured by any Federal Government Agency

PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT AN INVESTOR WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURNS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS FOR EACH OF THE FUNDS.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THIS MATERIAL MAY NOT BE USED IN CONJUNCTION WITH THE OFFERING OF SECURITIES UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. PROSPECTIVE PURCHASERS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANY CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS. PLEASE READ IT CAREFULLY BEFORE INVESTING.

Income from the WisconsinTax-Exempt Fund may be subject to AMTtaxes as well as state and local taxes. Securities of small and mid-sized companies may be more volatile than securities issued by larger companies. Investments in a single industry may involve greater risks and price volatility.

In the past, the Advisor, Ziegler Capital Management ("ZCM"), reimbursed a portion of the advisory fees for the NYSEArca Tech 100 Index, Geneva Growth and Wisconsin Tax-Exempt Funds. ZCM has contractually agreed to reimburse the Dow Jones U.S. Health Care and Financial 100 Plus Funds through February 2007, so that total expenses will not exceed 1.35% on Class A shares, 2.10% on Class B and C shares, and 1.85% on Class R shares. ZCM has contractually agreed to reimburse the Dow Jones Equity Income 100 Plus Fund so that total expenses will not exceed 1.15% on Class A shares, and 1.90% on Class B and C shares, and 1.65% on Class R shares. The Advisor has voluntarily agreed to reimburse the S&P 100 Index Fund 0.10% of its total expenses. The Advisor has voluntarily agreed to reimburse the Strategic Allocation Fund so that total expenses will not exceed 0.80% on Class A shares, 1.55% on Class B and C shares, and 1.30% on Class R shares. Without such reimbursements, total returns would have been less.

As of March 21, 2005, all the Funds, with the exception of the WisconsinTax-Exempt Fund, began offering R shares.

"Standard & Poor's," "S&P," "S&P100" and Standard & Poor's 100" are trademarks of McGraw-Hill, Inc. "Archipelago(R)", "ARCA(R)", "ARCAEX(R)", "NYSE(R)", "NYSE ARCASM" and "NYSE Arca Tech 100SM" are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. "Dow Jones" is a service mark of Dow Jones and Company. These marks have been licensed for use by the North Track Funds, Inc. These organizationsdo not sponsor, endorse, sell or promote these funds and they make no representation regarding the advisability of investing in these funds. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. make any representation or warranty regarding the Fund or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

B.C. Ziegler and Company distributor. Member NASD/SIPC.

                            NORTH TRACK FUNDS, INC.

                         SUPPLEMENT DATED JUNE 28, 2006
                                       TO
                         PROSPECTUS DATED MARCH 1, 2006

ADDITION TO THE NORTH TRACK GENEVA GROWTH FUND PORTFOLIO MANAGEMENT TEAM
------------------------------------------------------------------------

   As of June 2006, William Scott Priebe joined the team of investment professionals that manage the North Track Geneva Growth Fund. Scott Priebe joined Geneva Capital Management Ltd., the sub-advisor for the Fund, in 2004 as an Investment Analyst. Since that time, Mr. Priebe has worked closely with the other members of the Fund's team of investment professionals, Amy S. Croen, William A. Priebe and Michelle Picard. Before joining Geneva Capital Management, he spent three years at Eli Lilly & Co. as a Senior Financial Analyst for the U.S. affiliate of Elanco Animal Health. Mr. Priebe passed CFA Level 1 and is a graduate of DePaul University with a B.A. in Economics.

                                    CONTENTS

       President's Letter                                              3
       Charts and Manager Commentaries                                 4
       Schedules of Investments                                       13
       Statements of Assets and Liabilities                           46
       Statements of Operations                                       50
       Statements of Changes in Net Assets                            52
       Financial Highlights                                           56
       Notes to Financial Statements                                  72
       Expense Information                                            85

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

Some of the matters discussed in this report are forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any predictions, recommendations, assessments, analyses or outlooks for individual securities, industries, prevailing interest rates, yields, returns, economic sectors and/or securities markets and can be identified as such because the context of the statements may include words such as "will," "should," "believes," "predicts," "expects," "anticipates," "foresees," "hopes" and words of similar import. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, such as market, objective, industry, credit and interest rate risks, other factors bearing on these reports include the accuracy of the adviser's or portfolio manager's forecasts and predictions about particular securities, industries, markets and the general economy in making investment decisions; the appropriateness of the investment strategies designed by the adviser or portfolio manager; and the ability of the adviser or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially from anticipated performance. The forward-looking statements included herein are made only as of the date of this Report, and North Track undertakes no obligation to update such forward-looking statements to reflect subsequent events, conditions or circumstances.

                            NORTH TRACK FUNDS, INC.
                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                           APRIL 30, 2006 (UNAUDITED)

                                                                   June 28, 2006

DEAR SHAREHOLDER:

As your recently appointed President and CEO, I am pleased to provide you with the Semiannual Report for North Track Funds for the six months ended April 30, 2006. Prior to my appointment as President and CEO, I served as Chief Investment Officer of the Investment Advisor to the Funds. This report includes comparative performance information, portfolio and market commentary, schedules of investments and financial statements and highlights. I hope you take a few minutes to review this information and find it useful in monitoring your investment.

MERGER MEANS NEW NAME FOR FUND: As a result of the recent merger of the New York Stock Exchange, Inc. and Archipelago Holdings, Inc., ArcaEx Tech 100 Index is now called NYSE Arca Tech 100 Index. North Track's technology fund that tracks this benchmark, formerly the ArcaEx Tech 100 Index Fund, is now called the NYSE Arca Tech 100 Index Fund. This latest merger adds the "NYSE" initials to the Index name, further boosting the name recognition of the Index. The fund retains the same ticker symbols and management objectives.

TECH FUND TURNS 10: June 10, 2006 marks the tenth anniversary of the NYSE Arca Tech 100 Index Fund. Also, you'll notice that there are now five-year returns for the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund, as each reached its five-year anniversary in April 2006.

FUND ACCESS WHEN IT'S CONVENIENT FOR YOU: Shareholders can now access account and fund information, including daily balances, transaction history and fund prices, through North Track's 24-hour toll-free customer service number. Our Web site also contains extensive information about our funds. More information on all of North Track's funds can be obtained through your investment consultant or by calling North Track Funds for a Prospectus at 1-800-826-4600.

Thank you for your continued confidence in North Track and, as always, we welcome your questions or comments.

Best Regards,

/s/Brian K. Andrew

Brian K. Andrew
President and CEO

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the Funds, the investor should obtain a Prospectus, which includes a discussion of each Fund's investment objectives and risks and all sales charges and expenses of the relevant Fund(s). A Prospectus can be obtained by calling us at 1-800-826-4600. Please read the Prospectus carefully before investing in any of the North Track Funds.

S&P 100 INDEX FUND

Q:   HOW DID THE FUND PERFORM DURING THE PERIOD?
A: For the six months ending April 30, 2006, the North Track S&P 100 Index Fund - Class A Shares had a return of 7.68% (at NAV), compared to 8.28% for the S&P 100 Index.

Q:   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE VERSUS THE INDEX?
A: The Fund is a pure index Fund; therefore, the standard operating expenses and other associated fees will cause the Fund to trail in performance.

Q:   WHICH STOCKS WERE TOP PERFORMERS?
A: The Fund's exposure to the energy sector helped its performance during the first half of the 2006 fiscal year. The Fund's top contributor to its performance was a 5.9% holding in Exxon Mobil Corp., which appreciated 13.5% and added 0.76% to the Fund's total return. Oil, gas and equipment service provider Schlumberger Ltd. rose 53.0% and contributed 0.35% to the portfolio's total return. The financial sector did relatively well, despite rising interest rates, with JP Morgan Chase and Bank of America increasing 26.0% and 16.6% respectively. The two bank stocks contributed 1.04% to the Fund's total return over the six month measurement period.

Q:   WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?
A: Stocks in the information technology sector generally experienced weak performance during the first half of the 2006 fiscal year. The Fund's holdings in Intel Corp., Dell Corp. and Microsoft declined 14.3%, 17.8% and 5.4% respectively, reducing the Fund's total return by 0.70% over the six-month period. Health care stocks also experienced difficulty, as the portfolio's positions in Johnson & Johnson, Amgen Inc. and Medtronic Inc. fell 5.4%, 10.5% and 11.2% respectively over the measurement period. The decline in these three health care holdings combined to reduce the Fund's total return by 0.43% in the first half of the fiscal year.

Q:   WHAT IS YOUR OUTLOOK?
A: The performance of large cap stocks has trailed that of the broad market over the past six years, especially underperforming small and mid-cap issues. However, relative valuations have improved since the beginning of the underperformance cycle; with the current price-to-earnings ratio of the S&P 100 Index at a level that is roughly two-thirds lower than it was in early 2000. In addition, the past has witnessed a general propensity for large companies to outperform smaller issuers during the mature phase of an economic cycle. Given the maturing nature of the current economic cycle and the favorable relative valuation of the S&P 100 Index, we believe that the Fund's prospects for relative performance against other market sectors characterized by smaller market capitalization are improving.

 TOP MARKET SECTORS AS OF APRIL 30, 2006 AS A PERCENT OF NET ASSETS (UNAUDITED)

Financial Services                           21.2%
Information Technology                       14.6%
Industrials                                  14.5%
Health Care                                  11.8%
Consumer Staples                             11.7%
Energy                                       10.8%
Consumer Discretionary                        7.4%
All Other*<F3>                                8.0%

*<F3> Includes short-term investments and net other assets, less collateral held for securities on loan.

NYSE ARCA TECH 100 INDEX FUND

Q:   HOW DID THE FUND PERFORM DURING THE PERIOD?
A: For the six months ending April 30, 2006, the North Track NYSE Arca Tech 100 Index Fund - Class A Shares had a return of 9.05% (at NAV), compared to 9.62% for the NYSE Arca Tech 100 Index.

Q:   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE VERSUS THE INDEX?
A: Similar to the S&P 100 Index Fund, the NYSE Arca Tech 100 Index Fund is a pure index Fund; therefore, the standard operating expenses and other associated fees will cause the Fund to trail in performance against the benchmark index.

Q:   WHICH STOCKS WERE TOP PERFORMERS?
A: The portfolio's top contributing stock to its performance for the first half of its fiscal year was a 1.5% holding in Broadcom Corp., a producer of semiconductors for wireless communications that increased 45.4% and contributed 0.76% to total return in the first half of the fiscal year. A 2.3% holding in Lockheed Martin Corp. appreciated 26.5%, contributing 0.55% to the Fund's total performance. The portfolio's 1.4% holding in Lam Research Corp. increased 44.9% upon strong earnings growth and an optimistic outlook for future business contributed 0.55% to its total return over the six-month period. The portfolio held 2.3% of its assets in Apple computer, which enjoyed continued sales success of its iPod product line, sending that stock's price 22.2% higher and contributing 0.45% to the portfolio's total return.

Q:   WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?
A: The primary detractors from the Fund's performance in the first half of its 2006 fiscal year were among its holdings of stocks in the health care sector. A 2.5% position in Genzyme Corp., a biotechnology company, fell 15.4% and reduced total return by 0.37% and a 3.1% holding in the biotechnology company Genentech Inc. declined by 12.0% and reduced the Fund's total return by 0.36%. The Fund holds a 1.6% position in medical device producer St. Jude Medical Inc., which declined 17.9% and reduced total return to the Fund by 0.28% over the measurement period. Computer manufacturer Dell Inc. declined 17.8% as it faced increased competition from rival personal computer manufacturers that offer low-cost products. Dell Inc.' s 1.1% position in the portfolio reduced total return by 0.20% for the six-month period.

Q:   WHAT IS YOUR OUTLOOK?
A: The economy continues to improve, accompanied with strengthening revenue growth, providing the favorable conditions that have traditionally supported the technology sector. Corporate spending, particularly for technology-related projects, has been accelerating to help companies maintain productivity. Analysts' expectations for 2006 earnings growth in the information technology sector slightly trail that of the broad market; however, the sector's earnings growth is expected to lead that of the broad market in 2007.

   TOP TECHNOLOGY SUBSECTORS AS OF APRIL 30, 2006 AS A PERCENT OF NET ASSETS
                                  (UNAUDITED)

Semiconductors                               18.5%
Software                                     17.2%
Computers & Peripherals                      11.3%
Biotechnology                                10.5%
Communications Equipment                      9.3%
Health Care Equipment                         8.8%
IT Services                                   8.2%
All Other*<F4>                               16.2%

*<F4> Includes short-term investments and net other assets, less collateral held for securities on loan.

DOW JONES EQUITY INCOME 100 PLUS FUND

Q:   HOW DID THE FUND PERFORM DURING THE PERIOD?
A: For the six months ending April 30, 2006, the North Track Dow Jones Equity Income 100 Plus Fund - Class A Shares had a return of 11.17% (at NAV), compared to 12.13% for the Dow Jones Equity Income 100 Index.

Q:   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE VERSUS THE INDEX?
A: The standard operating expenses and other associated fees cause the Fund to trail in performance. In addition, performance can be affected by an enhancement strategy which produces a portfolio that differs slightly from the benchmark index. For the six months ending April 30, 2006, the enhancement strategy produced a performance shortfall that was 0.03% below that of the Dow Jones Equity Income 100 Index.

Q:   WHICH STOCKS WERE TOP PERFORMERS?
A: For the first half of the Fund's fiscal year, the top contributing stock to the Fund's performance was the disc-drive manufacturer Seagate Technology, which increased 84.8% and contributed 0.54% of total return to the Fund. Acuity Brands Inc, an electrical equipment and component manufacturer, increased 49.6% and also added 0.54% to the Fund's performance.

Q:   WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?
A: Deluxe Corp. is a producer of personalized print products that experienced a 26.5% decline and reduced the Fund's total return by 0.21% over the first half of its fiscal year. Adtran Inc. creates and supports telecommunications services network access products and a 16.4% decline in its stock price reduced the Fund's performance by 0.19% over the six-month period ended April 30, 2006.

Q:   WHAT IS YOUR OUTLOOK?
A: North Track's Dow Jones Equity Income 100 Plus Fund is supported by a large amount of research advocating investment in companies with high dividend payouts. The Fund also provides an attractive solution to the increased appetite by many investors for income producing assets. For investors seeking an alternative to more traditional broad-market indices, the North Track Dow Jones Equity Income 100 Plus Fund provides an excellent investment vehicle to capture the advantages presented by the fundamental characteristic of yield within the U.S. equity market. Given an investment outlook that provides for moderate economic growth and relatively low nominal expected returns, investors should continue to place increased importance upon the current income component of equity assets. Such an environment should continue to favor high yielding equity strategies like North Track's Dow Jones Equity Income 100 Plus Fund.

  TOP EQUITY INCOME SUBSECTORS AS OF APRIL 30, 2006 AS A PERCENT OF NET ASSETS
                                  (UNAUDITED)

Financial Services                           21.7%
Consumer Discretionary                       13.4%
Industrials                                  11.3%
Consumer Staples                             11.2%
Energy                                        9.4%
Health Care                                   8.9%
Information Technology                        7.6%
Materials                                     7.2%
All Other*<F5>                                9.3%

*<F5>   Includes short-term investments and net other assets.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

Q:   HOW DID THE FUND PERFORM DURING THE PERIOD?
A: For the six months ending April 30, 2006, the North Track Dow Jones U.S. Healthcare 100 Plus Fund - Class A Shares had a return of 1.88% (at NAV), compared to 2.39% for the Dow Jones U.S. Healthcare 100 Index.

Q:   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE VERSUS THE INDEX?
A: The standard operating expenses and other associated fees cause the Fund to trail in performance. This performance shortfall was offset by an enhancement strategy which produces a portfolio that differs slightly from the benchmark index. For the six months ending April 30, 2006, the enhancement strategy contributed approximately 0.18% of excess return above that of the Dow Jones U.S. Healthcare 100 Index.

Q:   WHICH STOCKS WERE TOP PERFORMERS?
A: For the first half of the Fund's fiscal year, the large pharmaceutical companies performed relatively well and were the four top contributors to the Fund's performance, producing a combined 3.51% of return. The Fund's second largest individual holding, a 9.5% position in Pfizer Inc., returned 18.6% over the six-month period. Merck & Co., Bristol-Myers Squibb Co. and Wyeth produced returns of 24.9%, 22.8% and 10.4% respectively.

Q:   WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?
A: Stocks detracting from the Fund's performance over the first half of its fiscal year represented a broad cross-section of industries across the sector. The primary detractor of performance was Unitedhealth Group Inc., which fell 14.0% and reduced the Fund's total return by 0.64% during the six-month period. Pharmaceutical giant Johnson & Johnson is the Fund's largest individual stock holding and the 9.52% position declined 5.4%, reducing the Fund's performance by 0.56%. The biotechnology company Amgen Inc. fell 10.5%, detracting 0.54% from the Fund's performance.

Q:   WHAT IS YOUR OUTLOOK?
A: Although the health care sector has recently experienced difficult performance relative to the broad equity market, the sector's fundamentals continue to strengthen. The Fund currently trades at the bottom range of its 10 year valuation history and is cheap on a price-to-earnings and price-to-cash flow basis. Health care stocks have traditionally held their relative value during periods of general market weakness and, given the maturing nature of the present economic cycle, may present an attractive area of investment for more conservative, value-oriented investors. Long-term, we recognize that favorable demographic trends will continue to benefit health care companies and we remain optimistic about the sector's future prospects.

   TOP HEALTH CARE SUBSECTORS AS OF APRIL 30, 2006 AS A PERCENT OF NET ASSETS
                                  (UNAUDITED)

Pharmaceuticals                              44.6%
Health Care Providers & Services             19.9%
Health Care Equipment & Supplies             19.7%
Biotechnology                                15.8%

DOW JONES U.S. FINANCIAL 100 PLUS FUND

Q:   HOW DID THE FUND PERFORM DURING THE PERIOD?
A: For the six months ending April 30, 2006, the North Track Dow Jones U.S. Financial 100 Plus Fund - Class A Shares had a return of 12.65% (at NAV), compared to 13.34% for the Dow Jones U.S. Financial 100 Index.

Q:   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE VERSUS THE INDEX?
A: The standard operating expenses and other associated fees cause the Fund to trail in performance. This performance shortfall was offset by an enhancement strategy which produces a portfolio that differs slightly from the benchmark index. For the six months ending April 30, 2006, the enhancement strategy contributed approximately .20% of excess return above that of the Dow Jones U.S. Financial 100 Plus Index.

Q:   WHICH STOCKS WERE TOP PERFORMERS?
A: For the first half of the Fund's fiscal year, the large money center banks performed relatively well, with the three top contributors producing a combined 3.83% of total return for the Fund. A 4.8% holding in JP Morgan Chase & Co. increased 30.0% and a 6.8% position in Bank of America appreciated 16.6%, while the Fund's largest individual holding, an 8.3% position in Citigroup, returned 12.5% over the six-month period. Investment banking and brokerage stocks also did well, with positions in Goldman Sachs Group Inc. (up 12.4%), Morgan Stanley (up 19.2%), Merrill Lynch & Co. (up 18.6%) and Lehman Brothers Holdings Inc. (up 26.7%) all experiencing increases, which combined to add 1.74% to the Fund's total return.

Q:   WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?
A: Several insurance stocks experienced pressure over the first half of the Fund's fiscal year. Progressive Corporation of Ohio and Safeco Corp. are two property & casualty insurance companies that declined 6.2% and 6.0% respectively; however, the combined effect of their losses reduced the Fund's return by only 0.06% over the six- month period. A 0.8% holding in SLM Corp., a provider of education finance, fell 4.0% and reduced the Fund's total return by 0.04% and reinsurance provider Everest Re Group Ltd. fell 8.3%, reducing the Fund's performance by 0.02% over the first half of its fiscal year.

Q:   WHAT IS YOUR OUTLOOK?
A: Financial stocks did well in the first half of the Fund's fiscal year, despite four increases in the short term fund rates by the Federal reserve. The financial sector outperformed the broad market, as represented by the S&P 500 Index, which increased 9.64% over the six-month period. Conventional investor opinion would suggest that financial stocks under-perform in an environment of rising interest rates, but the market seemed to looked beyond the recent rate increases, as investors began to anticipate that interest rates could plateau sometime in the first half of 2006. The Fund's prospects over the remainder of its fiscal year will be heavily dependent upon the duration and magnitude of further interest rate increases. An outlook that foresees moderate economic growth and a flat yield curve should combine to produce an environment where financial stocks perform in line with the broad equity market.

    TOP FINANCIAL SUBSECTORS AS OF APRIL 30, 2006 AS A PERCENT OF NET ASSETS
                                  (UNAUDITED)

Commercial Banks                             28.4%
Insurance                                    21.5%
Diversified Financial Services               17.1%
Capital Markets                              15.9%
Thrifts and Mortgage Finance                  7.6%
Real Estate                                   5.3%
Consumer Finance                              4.0%
All Other*<F6>                                0.2%

*<F6> Includes short-term investments and net other assets, less collateral held for securities on loan.

STRATEGIC ALLOCATION FUND

Q:   HOW DID THE FUND PERFORM DURING THE PERIOD?
A: For the six months ending April 30, 2006, the North Track Strategic Allocation Fund - Class A Shares had a return of 7.65% (at NAV), compared to 9.64% for its benchmark, the S&P 500 Index.

Q:   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE VERSUS THE INDEX?
A: The North Track Strategic Allocation Fund is a fund-of-funds, investing equally in each of three North Track sector funds representing the financial services, health care and technology industries. The health care portion of the Fund experienced particularly weak performance and dampened the Fund's total return. The portfolio has an orientation toward holding stocks with above average growth characteristics and growth stocks, as represented by the S&P/Citigroup growth index, underperformed the broad equity market during the first six months of the Fund's fiscal year.

Q:   WHICH STOCKS WERE TOP PERFORMERS?
A: The top contributors to the Fund's return were generally from the financial sector and were led by Bank of America Corp., which increased 16.6% and added 0.42% to the Fund's total return. A 3.3% position in Citigroup Inc. represents the Fund's largest individual holding and its 12.5% increase contributed 0.41% to total return.

Q:   WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?
A: The top detractors from the Fund's performance were all stocks in the health care sector, led by an 11.2% decline in Medtronic Inc., which caused a 0.29% reduction in the Fund's total return. In addition, St. Jude Medical Devices fell 17.9%, Amgen Inc. declined 10.5% and Unitedhealth Group Inc. dropped 14.0% during the six- month measurement period. The combined effect of the losses on these three positions reduced the portfolio's total return by 0.56%.

Q:   WHAT IS YOUR OUTLOOK?
A: Stocks exhibiting growth characteristics have underperformed their value counterparts for some time. More recently, the market has focused attention upon natural resources and basic industry companies. Investors generally become interested in growth stocks as an economic recovery matures, seeking stocks that maintain revenue and earnings growth. Given that the present economic cycle seems to be approaching its mature phase, we would expect investors to take more of an interest in the sectors that comprise the North Track Strategic Allocation Fund.

    ASSET ALLOCATION AS OF APRIL 30, 2006 AS A PERCENT OF TOTAL INVESTMENTS
                                  (UNAUDITED)

Financial                                    34.8%
Technology                                   33.6%
Health                                       31.6%

GENEVA GROWTH FUND

Q:   HOW DID THE FUND PERFORM DURING THE PERIOD?
A: For the six months ending April 30, 2006, the North Track Geneva Growth Fund - Class A Shares had a return of 13.58% (at NAV), compared to 14.35% for its benchmark, the Russell Midcap Index.

Q:   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE VERSUS THE INDEX?
A: The difference in performance between the Fund and the benchmark index was due almost entirely to Fund operating expenses. However, the Producer Durables and Auto and Transportation sectors outperformed the Russell Midcap Index, and five of the Fund's top ten holdings had returns greater than 40% over the six-month period. But in the end, stock selection in the Fund's largest sectors contributed to the underperformance versus the Russell Mid Cap Index. Consumer Discretionary, Health Care, Technology and Financial Services all lagged the Index over the six-month period.

Q:   WHICH STOCKS WERE TOP PERFORMERS?
A: Joy Global, our largest holding, and our biggest contributor for the six-month period was up over 115.9%. Other stocks with high returns included Alliance Data Systems Corp. up 54.7%, Citrix Systems Inc. up 45.1%, Cognizant Technology Solutions Corp. up 44.6%, and Expeditors International of Washington up 41.4% from November to April.

Q:   WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?
A: Getty Images was down 22.9% over the six-month period. Cooper Companies disappointed not only in price performance, but also fundamentally, and was sold early in the period in November.

Q:   WHAT IS YOUR OUTLOOK?
A: Mid-cap issues continued their pattern of out-performance over the six-month period between November 1, 2005 and April 30, 2006 with the Russell Midcap Index returning 14.35%. This focus by investors reflects an understanding that selected mid-cap growth issues in the ascending phase of their life cycle offer liquidity, positive cash flow characteristics, dynamic relative earnings and innovative, experienced management able to cope with ever changing market conditions. As the economy begins to rebound in late 2006 - early 2007 from the anticipated Fed induced slowdown, Blue Chip stocks, which appear undervalued by all traditional measures, should fully participate in the vibrant market environment anticipated next year.

 TOP MARKET SECTORS AS OF APRIL 30, 2006 AS A PERCENT OF NET ASSETS (UNAUDITED)

Consumer Discretionary                       28.3%
Technology                                   21.3%
Financial Services                           15.9%
Health Care                                  13.5%
Other Energy                                  8.8%
Autos & Transportation                        4.6%
All Other*<F7>                                7.6%

*<F7> Includes short-term investments and net other assets, less collateral held for securities on loan.

WISCONSIN TAX-EXEMPT FUND

Q:   HOW DID THE FUND PERFORM DURING THE PERIOD?
A: Class A Shares of the North Track Wisconsin Tax-Exempt Fund had a return of 1.08% (at NAV) for the six months ending April 30, 2006, compared to the Lehman 20-year Municipal Bond Index which returned 2.19%. The difference in performance between the Fund and its benchmark is primarily due to the Fund's operating expenses and shorter duration, which was approximately
     5.45 years, as compared to the benchmark of 8.72 years. Maintaining a shorter duration has helped reduce the price volatility of the Fund.

     Going forward, the Advisor has determined that a more appropriate benchmark for the Fund is the overall Lehman Municipal Bond Index, which incorporates a full maturity range and approximately 37,500 issuers. The current benchmark, the Lehman 20-year Municipal Bond Index includes only maturities from 17 - 22 years. For the six-month period ended April 30, 2006, the Lehman Municipal Bond Index returned 1.56%.

Q:   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE VERSUS THE INDEX?
A: Excluding expenses (the index does not include sales charges and other fees an investor would incur if attempting to replicate the index), the difference in performance between the Fund and its benchmark is primarily due to the Fund's shorter duration, which was approximately 5.45 years, as compared to the benchmark of 6.56 years. The shorter duration allowed for a comparable yield with less price volatility.

     The Fund's Morningstar Municipal Single State Intermediate peer group of approximately 105 funds had a total return of 1.07% for the six-months ended April 30, 2006. The Lehman General Obligation (GO) Bond Index, which generally reflects higher quality issues, returned 1.36%.

Q:   WHAT ACTIVITY TOOK PLACE DURING THE PERIOD REPORTED?
A: During the six-month period, trading activity focused primarily on reinvesting maturities, eliminating smaller holdings, managing liquidity and reducing alternative minimum tax (AMT) exposure. We continue the ongoing repositioning of the Fund to improve credit quality and reduce holdings subject to AMT. Portfolio positions subject to AMT as of April 30, 2006 are 4.33%, down from 4.74% as of October 31, 2005.

Q:   WHAT ARE SOME OF THE FUND'S ATTRIBUTES?
A: As of April 30, 2006, over half of the portfolio's holdings carry an outright investment-grade rating with 60.1% in the AAA-BBB categories. Another 18.4% are U.S. Government guaranteed or pre-refunded bonds. Pre-refunded bonds are backed by an escrow or trust containing U.S. Treasury securities that ensures the timely payment of principal and interest on the bonds' call or maturity dates. As a result, pre-refunded bonds generally are regarded to be equivalent to "AAA" rated securities and, thus, do not involve the same credit risks as revenue bonds or general obligation bonds without this credit enhancement. Of the remaining 21.5% in "non-rated" issues, approximately one quarter is credit-enhanced by insurance, letters of credit or government collateral. In addition, the Fund benefits from a broad sector distribution and has approximately 250 individual security positions.

     The Fund's duration was approximately 5.45 years at April 30, 2006, up from
     5.30 years at the Fund's year-end of October 31, 2005 and less than the Fund's benchmark, the overall Lehman Municipal Bond Index at 6.56 and significantly less than the Lehman 20-year Municipal Bond Index's 8.72 years. Duration, a measure of risk in a bond portfolio, measures the sensitivity of a bond portfolio's market value to changes in interest rates. The duration was shortened as a conscious decision given the recent low interest rate environment and expectations of increasing rates. This was accomplished primarily through the addition of variable-rate bond holdings which should benefit from an increase in short term interest rates. A shorter duration would prove to be more advantageous should an environment of rising interest rates occur in the months ahead. Finally, the North Track Wisconsin Tax-Exempt Fund continues to have a high concentration of Wisconsin issues at 78.7%.

Q:   WHAT IS YOUR OUTLOOK?
A: As we continue through 2006, the actions of the Federal Reserve will be monitored and various economic data digested. With the Federal Reserve increasing the Fed Funds rate for 15 consecutive meetings beginning June 30, 2004, and possible future increases, we continue to revisit the yield curve and focus on sectors that may offer a yield advantage. Sectors that react more favorably than others may see an increased weighting which may change Fund attributes including the duration.

TOP SECTORS AS OF APRIL 30, 2006 AS A PERCENT OF PORTFOLIO PAR VALUE (UNAUDITED)

Lease Revenue                                33.2%
Prerefunded/US Govt Guaranteed               18.4%
Other Revenue                                12.4%
Sales Tax                                     7.9%
Multifamily Housing                           7.5%
Education                                     7.3%
Retirement/Health Care                        3.9%
All Other                                     9.4%

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2006 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------     ------

COMMON STOCKS -- 100.0%

CONSUMER DISCRETIONARY -- 7.4%
       Black & Decker Corporation                         1,833   $    171,587
       CBS Corporation                                   18,037        459,402
       Clear Channel Communications, Inc.                12,067        344,272
*<F8>  Comcast Corporation - Class A                     49,920      1,545,024
       Walt Disney Company                               44,980      1,257,641
#<F10> Eastman Kodak Company                              6,665        179,688
#<F10> Ford Motor Company                                43,570        302,811
#<F10> General Motors Corporation                        13,169        301,307
       Harrah's Entertainment, Inc.                       4,286        349,909
       The Home Depot,Inc.                               49,574      1,979,490
       Limited Brands                                     8,112        207,992
       McDonald's Corporation                            29,350      1,014,629
       OfficeMax, Inc.                                    1,629         63,042
       Radioshack Corporation                             3,109         52,853
       Target Corporation                                20,540      1,090,674
*<F8>  Time Warner, Inc.                                105,202      1,830,515
                                                                  ------------
                                                                    11,150,836
                                                                  ------------
CONSUMER STAPLES -- 11.7%
       Altria Group, Inc.                                48,724      3,564,648
#<F10> Anheuser-Busch Companies, Inc.                    18,085        806,229
#<F10> Avon Products, Inc.                               10,450        340,774
       Campbell Soup Company                              4,348        139,745
       Coca-Cola Company                                 48,086      2,017,689
       Colgate-Palmolive Company                         11,973        707,844
#<F10> Heinz (H.J.) Company                               7,858        326,185
       PepsiCo, Inc.                                     38,655      2,251,267
       Procter & Gamble Company                          76,761      4,468,258
       Sara Lee Corporation                              17,694        316,192
#<F10> Wal-Mart Stores, Inc.                             58,288      2,624,709
                                                                  ------------
                                                                    17,563,540
                                                                  ------------
ENERGY -- 10.8%
       Baker Hughes, Inc.                                 7,936        641,467
       Chevron Corporation                               51,900      3,166,938
       El Paso Energy Corporation                        15,291        197,407
       Exxon Mobil Corporation                          142,484      8,987,891
       Halliburton Company                               12,092        944,990
#<F10> Schlumberger Limited                              27,538      1,903,977
       Williams Companies, Inc.                          13,912        305,090
                                                                  ------------
                                                                    16,147,760
                                                                  ------------
FINANCIAL SERVICES -- 21.2%
       The Allstate Corporation                          15,093        852,604
       American Express Company                          28,876      1,553,818
       American International Group, Inc.                60,615      3,955,129
       Bank of America Corporation                      108,384      5,410,529
       Citigroup, Inc.                                  116,468      5,817,577
#<F10> The Goldman Sachs Group, Inc.                     10,174      1,630,790
       The Hartford Financial
         Services Group, Inc.                             7,026        645,900
       JPMorgan Chase & Company                          81,393      3,693,614
       Lehman Brothers Holdings, Inc.                     6,307        953,303
       Merrill Lynch & Company, Inc.                     21,401      1,632,040
       Morgan Stanley                                    25,082      1,612,773
       U.S. Bancorp                                      42,043      1,321,832
       Wells Fargo & Company                             39,099      2,685,710
                                                                  ------------
                                                                    31,765,619
                                                                  ------------
HEALTH CARE -- 11.8%
       Abbott Laboratories                               35,920      1,535,221
*<F8>  Amgen, Inc.                                       27,255      1,845,163
       Baxter International,Inc.                         15,134        570,552
       Bristol-Myers Squibb Company                      45,686      1,159,511
       CIGNA Corporation                                  2,830        302,810
#<F10> HCA,Inc.                                           9,494        416,692
       Johnson & Johnson                                 69,486      4,072,574
*<F8>  MedImmune, Inc.                                    5,987        188,411
       Medtronic, Inc.                                   28,192      1,412,983
       Merck & Company Inc.                              50,985      1,754,904
       Pfizer, Inc.                                     171,701      4,349,186
                                                                  ------------
                                                                    17,608,007
                                                                  ------------
INDUSTRIALS -- 14.5%
       3M Company                                        17,590      1,502,714
#<F10> The Boeing Company                                18,722      1,562,351
       Burlington Northern
         Santa Fe Corporation                             8,673        689,764
       Caterpillar, Inc.                                 15,650      1,185,331
       FedEx Corporation                                  7,100        817,423
       General Dynamics Corporation                       9,288        609,478
+<F9>  General Electric Company                         243,204      8,412,426
       Honeywell International, Inc.                     19,370        823,225
       Norfolk Southern Corporation                       9,627        519,858
       Raytheon Company                                  10,448        462,533
       Rockwell Automation, Inc.                          4,128        299,115
       Tyco International Ltd.                           47,034      1,239,346
       United Parcel Service - Class B                   25,450      2,063,231
       United Technologies Corporation                   23,726      1,490,230
                                                                  ------------
                                                                    21,677,025
                                                                  ------------
INFORMATION TECHNOLOGY -- 14.6%
*<F8>  Cisco Systems, Inc.                              143,535      3,007,058
*<F8>  Computer Sciences Corporation                      4,353        254,868
*<F8>  Dell, Inc.                                        54,950      1,439,690
*<F8>  EMC Corporation                                   55,509        749,927
       Hewlett-Packard Company                           66,015      2,143,507
       Intel Corporation                                137,272      2,742,694
       International Business
         Machines Corporation                            36,538      3,008,539
       Lucent Technologies, Inc.                        104,077        290,375
       Microsoft Corporation                            207,418      5,009,145
       National Semiconductor
         Corporation                                      7,856        235,523
*#     Oracle Corporation                                87,947      1,283,147
<F8><F10>
       Texas Instruments, Inc.                           37,363      1,296,870
*<F8>  Unisys Corporation                                 7,947         49,589
       Xerox Corporation                                 21,782        305,819
                                                                  ------------
                                                                    21,816,751
                                                                  ------------
MATERIALS -- 2.3%
       Alcoa,Inc.                                        20,310        686,072
       Allegheny Technologies, Inc.                       2,023        140,275
       Dow Chemical Company                              22,635        919,207
#<F10> DuPont (E.I.) de Nemours
         and Company                                     21,518        948,944
       International Paper Company                       11,432        415,553
       Weyerhaeuser Company                               5,662        399,001
                                                                  ------------
                                                                     3,509,052
                                                                  ------------
TELECOMMUNICATION -- 4.2%
       AT&T Corp.                                        90,539      2,373,027
       Sprint Nextel Corporation                         69,200      1,716,160
       Verizon Communications                            68,320      2,256,610
                                                                  ------------
                                                                     6,345,797
                                                                  ------------
UTILITIES -- 1.5%
*<F8>  The AES Corporation                               15,310        259,811
       American Electric Power
         Company, Inc.                                    9,171        306,862
       Entergy Corporation                                4,833        338,020
#<F10> Exelon Corporation                                15,536        838,944
#<F10> Southern Company                                  17,349        559,158
                                                                  ------------
                                                                     2,302,795
                                                                  ------------
Total Common Stocks
  (Cost $105,107,680)                                              149,887,182
                                                                  ------------
SHORT-TERM INVESTMENTS -- 8.2%

COMMERCIAL PAPER -- 4.3%
\<F11> AGA Capital, Inc.
         4.8225, due 05-01-2006                         546,629        546,410
\<F11> Autobahn Funding
         Corporation 4(2)144A
         4.852%, due 05-01-2006                       1,166,860      1,166,389
\<F11> FPL Group Capital, Inc.
         4.832%, due 05-01-2006                       1,032,222      1,031,807
\<F11> Jacksonville Electric Authority
         4.796%, due 05-03-2006                         416,209        416,209
\<F11> Orange and Rockland Utilities
         4.842%, due 05-01-2006                       1,166,860      1,166,389
\<F11> Morgan St Dean Witter CP
         4.945%, due 11-09-2006                         897,585        897,585
\<F11> Prudential Funding
         4.822%, due 05-01-2006                       1,166,860      1,166,392
                                                                  ------------
                                                                     6,391,181
                                                                  ------------
MASTER NOTE -- 1.3%
\<F11> Bank of America Securities
         4.945%, due 05-01-2006                         673,189        673,189
\<F11> Bear Stearns and Company
         5.025%, due 05-03-2006                         673,189        673,189
\<F11> JP Morgan Securities
         4.955%, due 05-15-2006                         673,189        673,189
                                                                  ------------
                                                                     2,019,567
                                                                  ------------
MEDIUM TERM NOTES -- 1.2%
\<F11> First Tennessee Bank Notes
         4.839%, due 04-18-2007                         897,585        897,982
\<F11> Sigma Finance Inc
         4.830%, due 07-07-2006                         897,585        897,495
                                                                  ------------
                                                                     1,795,477
                                                                  ------------
REPURCHASE AGREEMENTS -- 1.2%
\<F11> Bank of America Securities LLC
         Triparty Repurchase Agreement
         4.76%, due 05-01-2006
         collateralized by FNMA Discount
         Note, due 09-06-2006                         1,866,040      1,866,040
                                                                  ------------
MONEY MARKET -- 0.2%
       Highmark Diversified Money Market
         Fund, Fiduciary Shares                         293,207        293,207
                                                                  ------------
Total Short-Term Investments
  (Cost $12,365,472)                                                12,365,472
                                                                  ------------

TOTAL INVESTMENTS -- 108.2%
       (COST $117,473,152)                                         162,252,654
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (8.0)%                                     (12,072,265)
OTHER LIABILITIES,
  LESS OTHER ASSETS -- (0.2)%                                         (266,205)
                                                                  ------------
NET ASSETS -- 100.0%                                              $149,914,184
                                                                  ------------
                                                                  ------------

*<F8>   Non-income producing
+<F9>   Designated as collateral against futures
#<F10>  Loaned securities
\<F11> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                         NYSE ARCA TECH 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2006 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------     ------
COMMON STOCKS -- 99.8%

AEROSPACE & DEFENSE -- 5.5%
       Goodrich Corporation                             155,030   $  6,898,835
       Lockheed Martin Corporation                      155,030     11,766,777
       Raytheon Company                                 155,030      6,863,178
                                                                  ------------
                                                                    25,528,790
                                                                  ------------
BIOTECHNOLOGY -- 10.5%
*<F12> Amgen, Inc.                                      155,030     10,495,531
       Applera Corporation -
         Applied Biosystems Group                       155,030      4,471,065
*<F12> Biogen Idec, Inc.                                155,030      6,953,095
*<F12> Genentech, Inc.                                  155,029     12,357,362
*<F12> Genzyme Corporation                              155,030      9,481,635
*<F12> MedImmune, Inc.                                  155,030      4,878,794
                                                                  ------------
                                                                    48,637,482
                                                                  ------------
COMMUNICATIONS EQUIPMENT -- 9.3%
*<F12> 3Com Corporation                                 155,030        835,612
*<F12> ADC Telecommunications, Inc.                     155,029      3,471,099
#<F14> Alcatel ADR                                      155,030      2,235,533
*<F12> CIENA Corporation                                155,030        634,073
*<F12> Cisco Systems, Inc.                              155,030      3,247,878
       Corning, Inc.                                    155,030      4,283,479
       Harris Corporation                               155,031      7,219,794
*<F12> JDS Uniphase Corporation                         155,030        541,055
*#     Juniper Networks, Inc.                           155,030      2,864,954
<F12><F14>
       Motorola, Inc.                                   155,030      3,309,890
       Nokia Corp - ADR                                 155,030      3,512,980
       Nortel Networks Corporation                      155,030        412,380
       QUALCOMM, Inc.                                   155,030      7,959,240
*<F12> Tellabs, Inc.                                    155,030      2,457,225
                                                                  ------------
                                                                    42,985,192
                                                                  ------------
COMPUTERS & PERIPHERALS -- 11.3%
*<F12> Adaptec, Inc.                                    155,030        857,316
*<F12> Apple Computer, Inc.                             155,031     10,912,632
*<F12> Dell, Inc.                                       155,030      4,061,786
*<F12> EMC Corporation                                  155,030      2,094,455
*<F12> Gateway, Inc.                                    155,030        341,066
       Hewlett-Packard Company                          155,030      5,033,824
+<F13> International Business
         Machines Corporation                           155,030     12,765,170
*#     NCR Corporation                                  155,031      6,108,222
<F12><F14>
*<F12> Network Appliance, Inc.                          155,030      5,746,962
*<F12> QLogic Corporation                               155,031      3,226,195
*<F12> Quantum Corporation -
         DLT & Storage Systems                          155,030        530,203
*#     Sun Microsystems, Inc.                           155,030        775,150
<F12><F14>
                                                                  ------------
                                                                    52,452,981
                                                                  ------------
ELECTRICAL EQUIPMENT -- 0.8%
#<F14> American Power
         Conversion Corporation                         155,030      3,447,867
                                                                  ------------
ELECTRONIC EQUIPMENT
  & INSTRUMENTS -- 5.5%
*<F12> Agilent Technologies, Inc.                       155,030      5,956,253
*<F12> Coherent, Inc.                                   155,030      5,737,660
       Jabil Circuit, Inc.                              155,030      6,044,620
*<F12> Solectron Corporation                            155,030        620,120
       Symbol Technologies, Inc.                        155,030      1,651,069
       Tektronix, Inc.                                  155,030      5,475,660
                                                                  ------------
                                                                    25,485,382
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 8.8%
#<F14> Biomet, Inc.                                     155,030      5,764,015
*<F12> Boston Scientific Corporation                    155,030      3,602,897
       Medtronic, Inc.                                  155,030      7,770,104
       Millipore Corporation                            155,030     11,438,114
*<F12> St. Jude Medical, Inc.                           155,030      6,120,584
*<F12> Thermo Electron Corporation                      155,030      5,974,856
                                                                  ------------
                                                                    40,670,570
                                                                  ------------
INTERNET SOFTWARE & SERVICES -- 1.1%
*<F12> Yahoo!, Inc.                                     155,031      5,081,916
                                                                  ------------
IT SERVICES -- 8.2%
       Automatic Data Processing, Inc.                  155,030      6,833,722
*<F12> Computer Sciences Corporation                    155,030      9,077,007
*#     DST System, Inc.                                 155,030      9,537,446
<F12><F14>
#<F14> Electronic Data Systems                          155,030      4,198,212
       First Data Corporation                           155,030      7,393,381
*<F12> Unisys Corporation                               155,030        967,387
                                                                  ------------
                                                                    38,007,155
                                                                  ------------
MEDIA -- 0.7%
*#     Sirius Satellite Radio, Inc.                     155,030        725,540
<F12><F14>
       Time Warner, Inc.                                155,030      2,697,522
                                                                  ------------
                                                                     3,423,062
                                                                  ------------
OFFICE ELECTRONICS -- 0.5%
       Xerox Corporation                                155,030      2,176,621
                                                                  ------------
PHARMACEUTICALS -- 1.9%
       Novartis AG - ADR                                155,030      8,915,775
                                                                  ------------
SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT -- 18.5%
*<F12> Advanced Micro Devices, Inc.                     155,030      5,015,221
*<F12> Altera Corporation                               155,030      3,385,855
       Analog Devices, Inc.                             155,030      5,878,738
       Applied Materials, Inc.                          155,030      2,782,789
*<F12> Broadcom Corporation - Class A                   155,031      6,373,324
*#     Cypress Semiconductor Corporation                155,030      2,660,315
<F12><F14>
#<F14> Intel Corporation                                155,030      3,097,499
       KLA-Tencor Corporation                           155,030      7,466,245
*#     Kulicke & Soffa Industries, Inc.                 155,030      1,404,572
<F12><F14>
*#     Lam Research Corporation                         155,030      7,577,866
<F12><F14>
       Linear Technology Corporation                    155,030      5,503,565
*<F12> LSI Logic Corporation                            155,030      1,651,070
       Maxim Integrated Products, Inc.                  155,030      5,466,358
*#     Micron Technology, Inc.                          155,030      2,630,859
<F12><F14>
#<F14> National Semiconductor Corporation               155,031      4,647,829
*<F12> Novellus Systems, Inc.                           155,030      3,829,241
*<F12> Standard Microsystems Corporation                155,030      3,612,199
*#     Teradyne, Inc.                                   155,030      2,613,806
<F12><F14>
#<F14> Texas Instruments, Inc.                          155,030      5,381,091
*#     Vitesse Semiconductors                           155,030        285,255
<F12><F14>
       Xilinx, Inc.                                     155,030      4,289,680
                                                                  ------------
                                                                    85,553,377
                                                                  ------------
SOFTWARE -- 17.2%
       Adobe Systems, Inc.                              155,029      6,077,137
       Autodesk, Inc.                                   155,031      6,517,503
*<F12> BEA Systems, Inc.                                155,030      2,054,147
*<F12> BMC Software, Inc.                               155,030      3,339,346
#<F14> CA, Inc.                                         155,030      3,931,561
*#     Cadence Design Systems, Inc.                     155,030      2,934,718
<F12><F14>
*<F12> Check Point Software
         Technologies Ltd.                              155,030      2,999,830
*<F12> Cognos, Inc.                                     155,030      5,777,968
*<F12> Compuware Corporation                            155,030      1,190,630
*<F12> Electronic Arts, Inc.                            155,030      8,805,704
*<F12> Hyperion Solutions Corporation                   155,030      4,747,019
*<F12> McAfee, Inc.                                     155,030      4,044,733
*<F12> Mentor Graphics Corporation                      155,030      2,035,544
       Microsoft Corporation                            155,030      3,743,975
*<F12> Novell, Inc.                                     155,030      1,274,347
#<F14> Oracle Corporation                               155,030      2,261,888
#<F14> SAP AG - ADR                                     155,030      8,469,289
*<F12> Sybase, Inc.                                     155,030      3,375,003
*<F12> Symantec Corporation                             155,031      2,539,408
*<F12> Synopsys, Inc.                                   155,030      3,384,305
                                                                  ------------
                                                                    79,504,055
                                                                  ------------
Total Common Stocks
       (Cost $522,495,666)                                         461,870,225
                                                                  ------------
SHORT-TERM INVESTMENTS -- 12.4%

COMMERCIAL PAPER -- 6.3%
\<F15> AGA Capital, Inc.
         4.8225, due 05-01-2006                       2,490,486      2,489,485
\<F15> Autobahn Funding
         Corporation 4(2)144A
         4.852%, due 05-01-2006                       5,316,308      5,314,159
\<F15> FPL Group Capital, Inc.
         4.832%, due 05-01-2006                       4,702,888      4,700,995
\<F15> Jacksonville Electric Authority
         4.796%, due 05-03-2006                       1,896,286      1,896,286
\<F15> Orange and Rockland Utilities
         4.842%, due 05-01-2006                       5,316,308      5,314,164
\<F15> Morgan St Dean Witter CP
         4.945%, due 11-09-2006                       4,089,467      4,089,467
\<F15> Prudential Funding
       4.822%, due 05-01-2006                         5,316,308      5,314,172
                                                                  ------------
                                                                    29,118,728
                                                                  ------------
MASTER NOTE -- 2.0%
\<F15> Bank of America Securities
       4.945%, due 05-01-2006                         3,067,101      3,067,101
\<F15> Bear Stearns and Company
       5.025%, due 05-03-2006                         3,067,101      3,067,101
\<F15> JP Morgan Securities
       4.955%, due 05-15-2006                         3,067,101      3,067,101
                                                                  ------------
                                                                     9,201,303
                                                                  ------------
MEDIUM TERM NOTES -- 1.8%
\<F15> First Tennessee Bank Notes
       4.839%, due 04-18-2007                         4,089,467      4,091,278
\<F15> Sigma Finance Inc
       4.830%, due 07-07-2006                         4,089,467      4,089,059
                                                                  ------------
                                                                     8,180,337
                                                                  ------------
REPURCHASE AGREEMENTS -- 1.8%
\<F15> Bank of America Securities LLC
       Triparty Repurchase Agreement
       4.76%, due 05-01-2006
       collateralized by FNMA Discount
       Note, due 09-06-2006                           8,501,827      8,501,827
                                                                  ------------
MONEY MARKET -- 0.5%
       Highmark Diversified Money Market
         Fund, Fiduciary Shares                       2,397,165      2,397,165
                                                                  ------------
Total Short-Term Investments
  (Cost $57,399,360)                                                57,399,360
                                                                  ------------
TOTAL INVESTMENTS -- 112.2%
       (COST $579,895,026)                                         519,269,585
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (11.9)%                                    (55,002,195)
OTHER LIABILITIES,
       LESS OTHER ASSETS -- (0.3)%                                  (1,420,210)
                                                                  ------------
NET ASSETS -- 100.0%                                              $462,847,180
                                                                  ------------
                                                                  ------------

*<F12> Non-income producing
+<F13> Designated as collateral against futures
#<F14> Loaned securities
\<F15> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES EQUITY INCOME 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2006 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE      VALUE
                                                     ------------     ------

COMMON STOCKS -- 99.4%

CONSUMER DISCRETIONARY -- 13.4%
       Dow Jones and Company, Inc.                        4,700    $   173,759
       Ford Motor Company                                16,140        112,173
       General Motors Corporation                         4,820        110,282
       Harrah's Entertainment, Inc.                       2,350        191,854
       Knight-Ridder, Inc.                                2,700        167,400
       Limited Brands                                     7,950        203,838
       McDonald's Corporation                             5,010        173,196
       The New York Times Company                         5,350        132,626
       Newell Rubbermaid, Inc.                            6,775        185,770
       OfficeMax, Inc.                                    5,750        222,525
       Pier 1 Imports, Inc.                              11,800        142,426
       The ServiceMaster Company                         12,500        150,500
       Snap-on, Inc.                                      3,700        153,550
       Tupperware Corporation                            12,000        253,200
       Whirlpool Corporation                              1,590        142,703
                                                                   -----------
                                                                     2,515,802
                                                                   -----------
CONSUMER STAPLES -- 11.2%
       Albertson's, Inc.                                  8,200        207,706
       Altria Group, Inc.                                 2,590        189,484
       ConAgra Foods, Inc.                                7,210        163,523
       Delta and Pine Land Company                        6,700        198,186
       Heinz (H.J.) Company                               6,100        253,211
       Kimberly-Clark Corporation                         2,400        140,472
       Loews Corporation-Carolina Group                   5,160        264,398
       Reynolds American, Inc.                            2,150        235,748
       Sara Lee Corporation                               8,410        150,287
       SUPERVALUE, Inc.                                   5,100        147,951
       UST, Inc.                                          3,680        161,662
                                                                   -----------
                                                                     2,112,628
                                                                   -----------
ENERGY -- 9.4%
       ChevronTexaco Corporation                          3,050        186,111
       ConocoPhillips                                     2,930        196,017
       El Paso Energy Corporation                        14,700        189,777
       Exxon Mobil Corporation                            2,970        187,347
       General Maritime Corporation                       3,900        129,558
       Kerr-McGee Corporation                             2,230        222,688
       Kinder Morgan, Inc.                                1,990        175,160
       Marathon Oil Corporation                           3,200        253,952
       Occidental Petroleum Corporation                   2,210        227,055
                                                                   -----------
                                                                     1,767,665
                                                                   -----------
FINANCIAL SERVICES -- 21.7%
       American Financial Realty Trust                   10,800        122,904
       Annaly Mortgage
         Management, Inc.                                 9,810        132,141
       Apartment Investment &
         Management Company                               4,340        193,955
       Brandywine Realty Trust                            5,500        155,705
       Colonial Properties Trust                          3,800        187,112
       Comerica, Inc.                                     3,180        180,846
       Crescent Real Estate
         Equities Company                                 9,350        187,000
       Equity Office Properties Trust                     5,330        172,159
       First Horizon
         National Corporation                             3,350        142,107
       First Industrial Realty Trust, Inc.                4,400        172,656
       Friedman, Billings,
         Ramsey Group, Inc.                              11,600        125,396
       Health Care Property Investors, Inc.               6,500        178,230
       Healthcare Realty Trust, Inc.                      4,590        173,823
       Highwoods Properties, Inc.                         5,700        179,778
       Home Properties, Inc.                              3,910        195,578
       HRPT Properties Trust                             14,160        155,477
       Impac Mortgage Holdings, Inc.                      8,600         81,700
       iStar Financial, Inc.                              4,200        160,692
       Nationwide Health Properties, Inc.                 7,100        152,792
       New Century Financial Corporation                  3,250        166,465
       Novastar Financial, Inc.                           4,300        159,100
       Redwood Trust, Inc.                                4,500        191,115
       The Student Loan Corporation                         915        190,549
       Thornburg Mortgage, Inc.                           6,040        174,616
       Washington Mutual, Inc.                            3,200        144,192
                                                                   -----------
                                                                     4,076,088
                                                                   -----------
HEALTH CARE -- 8.9%
       Abbott Laboratories                                3,390        144,889
       Baxter International, Inc.                         4,550        171,535
       Bristol-Myers Squibb Company                       6,750        171,315
       Eli Lilly and Company                              2,990        158,231
       Hillenbrand Industries, Inc.                       3,290        168,974
       Johnson & Johnson                                  2,560        150,042
       Mentor Corporation                                 4,100        177,653
       Merck & Company Inc.                               5,490        188,966
       Pfizer, Inc.                                       6,050        153,246
       Wyeth                                              3,790        184,459
                                                                   -----------
                                                                     1,669,310
                                                                   -----------
INDUSTRIALS -- 11.3%
       Acuity Brands, Inc.                                6,600        272,448
       American Power
         Conversion Corporation                           7,100        157,904
       Deluxe Corporation                                 4,030         96,075
       Emerson Electric Company                           2,740        232,763
       Hubbel, Inc. - Class B                             3,870        199,886
       IKON Office Solutions, Inc.                       17,900        236,280
       Pitney Bowes, Inc.                                 3,820        159,867
       R. R. Donnelley &
         Sons Company                                     4,810        162,049
       Textron, Inc.                                      1,420        127,729
       The Timkin Company                                 7,400        258,260
       Waste Management, Inc.                             6,000        224,760
                                                                   -----------
                                                                     2,128,021
                                                                   -----------
INFORMATION TECHNOLOGY -- 7.6%
       ADTRAN, Inc.                                       6,800        170,952
       Diebold, Inc.                                      3,700        157,435
       Electronic Data
         Systems Corporation                              8,820        238,845
       Hewlett-Packard Company                            7,270        236,057
       Imation Corporation                                4,300        180,600
       The Reynolds and
         Reynolds Company                                 6,220        184,983
       Seagate Technology                                 9,700        257,632
                                                                   -----------
                                                                     1,426,504
                                                                   -----------
MATERIALS -- 7.2%
       Bemis Company, Inc.                                6,400        201,344
       Lyondell Chemical Company                          6,310        152,071
       Olin Corporation                                   9,250        190,088
       Packaging Corporation of America                   8,000        179,840
       Sonoco Products Company                            6,310        197,629
       Temple-Inland, Inc.                                4,550        211,302
       Worthington Industries, Inc.                      10,700        211,325
                                                                   -----------
                                                                     1,343,599
                                                                   -----------
TELECOMMUNICATION -- 2.9%
       AT&T Corp.                                         7,100        186,091
       Citizens Communications
         Company                                         12,500        166,000
       Verizon Communications                             5,700        188,271
                                                                   -----------
                                                                       540,362
                                                                   -----------
UTILITIES -- 5.8%
       Duquesne Light Holdings, Inc.                      8,900        151,033
       Great Plains Energy, Inc.                          5,250        148,313
       MDU Resources Group, Inc.                          6,000        220,500
       OGE Energy Corporation                             5,800        174,928
       Peoples Energy Corporation                         3,800        138,054
       Progress Energy, Inc.                              3,700        158,360
       TECO Energy, Inc.                                  5,730         91,565
                                                                   -----------
                                                                     1,082,753
                                                                   -----------
Total Common Stocks
  (Cost $17,653,831)                                                18,662,732
                                                                   -----------
SHORT-TERM INVESTMENTS -- 0.3%

MONEY MARKET
       Highmark Diversified Money
         Market Fund, Fiduciary Shares                   54,358         54,358
                                                                   -----------
Total Short-Term Investments
  (Cost $54,358)                                                        54,358
                                                                   -----------
TOTAL INVESTMENTS -- 99.7%
  (COST $17,708,189)                                                18,717,090
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.3%                                             52,330
                                                                   -----------
NET ASSETS -- 100.0%                                               $18,769,420
                                                                   -----------
                                                                   -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2006 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE      VALUE
                                                     ------------     ------

COMMON STOCKS -- 100.0%

BIOTECHNOLOGY -- 15.8%
*<F16> Affymetrix, Inc.                                   3,867    $   110,790
*<F16> Amgen, Inc.                                       54,590      3,695,743
*#     Amylin Pharmaceuticals, Inc.                       5,615        244,533
<F16><F17>
       Applera Corporation -
       Applied Biosystems Group                          18,952        546,576
*<F16> Biogen Idec, Inc.                                 17,470        783,529
*#     Celgene Corporation                               17,980        758,037
<F16><F17>
*#     Cephalon, Inc.                                     3,363        220,815
<F16><F17>
*<F16> Charles River Laboratories
         International, Inc.                              4,157        196,418
*<F16> Genentech, Inc.                                   22,166      1,766,852
*<F16> Genzyme Corporation                               13,259        810,920
*<F16> Gilead Sciences, Inc.                             22,312      1,282,940
*#     Human Genome Sciences, Inc.                        7,698         87,834
<F16><F17>
*#     ICOS Corporation                                   3,467         76,031
<F16><F17>
*<F16> Invitrogen Corporation                             3,029        199,944
*<F16> MedImmune, Inc.                                    6,686        210,408
*<F16> Millennium Pharmaceuticals, Inc.                  17,799        161,615
*<F16> NPS Pharmaceuticals, Inc.                          2,370         20,311
*<F16> Neurocrine Biosciences, Inc.                       2,117        121,431
*#     OSI Pharmaceuticals, Inc.                          3,450         91,667
<F16><F17>
*#     PDL Biopharma, Inc.                                6,483        186,581
<F16><F17>
*<F16> Techne Corporation                                 2,115        119,836
*#     Vertex Pharmaceuticals, Inc.                       6,100        221,857
<F16><F17>
                                                                   -----------
                                                                    11,914,668
                                                                   -----------
HEALTH CARE EQUIPMENT
  AND SUPPLIES -- 19.7%
#<F17> Alcon, Inc.                                        4,215        428,708
#<F17> Bausch & Lomb, Inc.                                3,129        153,164
       Baxter International, Inc.                        37,037      1,396,295
       Beckman Coulter, Inc.                              3,560        182,842
       Becton Dickinson and Company                      15,922      1,003,723
#<F17> Biomet, Inc.                                      12,453        463,002
*<F16> Boston Scientific Corporation                     60,334      1,402,162
#<F17> C. R. Bard, Inc.                                   5,722        426,060
       Cooper Companies. Inc.                             2,650        145,273
*<F16> Cytyc Corporation                                  6,596        170,507
       Dade Behring Holdings, Inc.                       12,100        471,900
       DENTSPLY International, Inc.                       3,981        237,546
*<F16> Edwards Lifesciences Corporation                   3,518        156,340
#<F17> Fisher Scientific International, Inc.              6,609        466,265
*<F16> Gen-Probe, Inc.                                    2,990        159,875
       Hillenbrand Industries, Inc.                       3,405        174,881
*<F16> Hospira, Inc.                                      8,950        345,022
*<F16> IDEXX Laboratories, Inc.                           2,005        166,836
*<F16> Intuitive Surgical, Inc.                           2,050        260,350
       Medtronic, Inc.                                   55,180      2,765,622
       Millipore Corporation                              3,000        221,340
*<F16> ResMed, Inc.                                       4,100        176,915
*<F16> Respironics, Inc.                                  4,170        152,705
       STERIS Corporation                                 4,009         92,287
*<F16> St. Jude Medical, Inc.                            19,124        755,016
       Stryker Corporation                               14,648        640,850
*<F16> Thermo Electron Corporation                        9,000        346,860
*<F16> Varian Medical Systems, Inc.                       7,244        379,441
       Waters Corporation                                 6,250        283,250
*#     Zimmer Holdings, Inc.                             12,692        798,327
<F16><F17>
                                                                   -----------
                                                                    14,823,364
                                                                   -----------
HEALTH CARE PROVIDERS
  AND SERVICES -- 19.9%
       Aetna, Inc.                                       31,600      1,216,600
*<F16> Apria Healthcare Group, Inc.                       2,944         64,474
*<F16> Caremark Rx, Inc.                                 22,596      1,029,248
       CIGNA Corporation                                  7,878        842,946
*<F16> Community Health Systems, Inc.                     5,050        183,012
*#     Covance, Inc.                                      3,572        208,426
<F16><F17>
*<F16> Coventry Health Care, Inc.                         8,797        436,947
*<F16> DaVita, Inc.                                       5,624        316,406
*<F16> Express Scripts, Inc, - Class A                    6,540        511,036
#<F17> HCA, Inc.                                         20,556        902,203
#<F17> Health Management Associates,
         Inc. - Class A                                  13,519        279,978
*<F16> Health Net, Inc.                                   1,340         54,538
*<F16> Henry Schein, Inc.                                 4,950        230,769
*<F16> Humana, Inc.                                       8,782        396,771
*<F16> Laboratory Corporation
         of America Holdings                              7,280        415,688
*<F16> Lincare Holdings, Inc.                             5,777        228,365
       Manor Care, Inc.                                   4,538        198,991
*<F16> Medco Health Solutions, Inc.                      15,820        842,099
       Owens & Minor, Inc.                                2,300         73,301
*#     Patterson Companies, Inc.                          2,356         76,758
<F16><F17>
       Pharmaceutical Product
         Development, Inc.                                5,836        209,337
       Quest Diagnostics, Inc.                            8,442        470,473
*<F16> Tenet Healthcare Corporation                      26,650        221,728
*<F16> Triad Hospitals, Inc.                              4,920        202,704
       UnitedHealth Group, Inc.                          61,499      3,058,960
#<F17> Universal Health Services,
         Inc. - Class B                                   3,099        157,398
*<F16> Wellpoint Health Networks, Inc.                   30,620      2,174,020
                                                                   -----------
                                                                    15,003,176
                                                                   -----------
PHARMACEUTICALS -- 44.6%
       Abbott Laboratories                               69,825      2,984,321
#<F17> Allergan, Inc.                                     7,793        800,497
*<F16> Barr Laboratories, Inc.                            5,668        343,197
#<F17> Bristol-Myers Squibb Company                      91,002      2,309,631
       Eli Lilly and Company                             44,704      2,365,736
*<F16> Endo Pharmaceuticals Holdings, Inc.                6,950        218,578
*<F16> Forest Laboratories, Inc.                         16,933        683,755
       Johnson & Johnson                                120,200      7,044,922
*#     King Pharmaceuticals, Inc.                        13,703        238,295
<F16><F17>
#<F17> Medicis Pharmaceutical Corporation                 3,212        105,611
       Merck & Company, Inc.                             98,250      3,381,765
       Mylan Laboratories, Inc.                          12,341        269,527
*<F16> Par Pharmaceutical Companies, Inc.                 1,820         46,865
       Pfizer, Inc.                                     305,016      7,726,055
       Schering-Plough Corporation                       72,192      1,394,749
*<F16> Sepracor, Inc.                                     5,889        262,885
       Valeant Pharmaceuticals
         International                                    5,436         97,304
*<F16> Watson Pharmaceuticals, Inc.                       6,359        180,850
       Wyeth                                             65,603      3,192,898
                                                                   -----------
                                                                    33,647,441
                                                                   -----------
Total Common Stocks
  (Cost $65,477,626)                                                75,388,649
                                                                   -----------
SHORT-TERM INVESTMENTS -- 10.0%

COMMERCIAL PAPER -- 5.2%
\<F18> AGA Capital, Inc.
         4.8225, due 05-01-2006                         338,771        338,635
\<F18> Autobahn Funding
         Corporation 4(2)144A
         4.852%, due 05-01-2006                         723,157        722,865
\<F18> FPL Group Capital, Inc.
         4.832%, due 05-01-2006                         639,716        639,458
\<F18> Jacksonville Electric Authority
         4.796%, due 05-03-2006                         257,945        257,945
\<F18> Orange and Rockland Utilities
         4.842%, due 05-01-2006                         723,157        722,865
\<F18> Morgan St Dean Witter CP
         4.945%, due 11-09-2006                         556,275        556,275
\<F18> Prudential Funding
         4.822%, due 05-01-2006                         723,157        722,866
                                                                   -----------
                                                                     3,960,909
                                                                   -----------
MASTER NOTE -- 1.7%
\<F18> Bank of America Securities
         4.945%, due 05-01-2006                         417,206        417,206
\<F18> Bear Stearns and Company
         5.025%, due 05-03-2006                         417,206        417,206
\<F18> JP Morgan Securities
         4.955%, due 05-15-2006                         417,206        417,206
                                                                   -----------
                                                                     1,251,618
                                                                   -----------
MEDIUM TERM NOTES -- 1.5%
\<F18> First Tennessee Bank Notes
         4.839%, due 04-18-2007                         556,275        556,521
\<F18> Sigma Finance Inc
         4.830%, due 07-07-2006                         556,275        556,219
                                                                   -----------
                                                                     1,112,740
                                                                   -----------
REPURCHASE AGREEMENTS -- 1.5%
\<F18> Bank of America Securities LLC
         Triparty Repurchase Agreement
         4.76%, due 05-01-2006
         collateralized by FNMA Discount
         Note, due 09-06-2006                         1,156,471      1,156,471
                                                                   -----------
MONEY MARKET -- 0.1%
       Highmark Diversified Money
         Market Fund, Fiduciary Shares                  105,177        105,177
                                                                   -----------
Total Short-Term Investments
  (Cost $7,586,915)                                                  7,586,915
                                                                   -----------

TOTAL INVESTMENTS -- 110.0%
  (COST $73,064,541)                                                82,975,564
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (9.9)%                                      (7,481,738)
OTHER LIABILITIES, LESS
  OTHER ASSETS -- (0.1)%                                               (63,825)
                                                                   -----------
NET ASSETS -- 100.0%                                               $75,430,001
                                                                   -----------
                                                                   -----------

*<F16> Non-income producing
#<F17> Loaned security
\<F18> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2006 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE      VALUE
                                                     -----------      ------

COMMON STOCKS -- 99.8%

CAPITAL MARKETS -- 15.9%
#<F20> Ameriprise Financial, Inc.                         5,500    $   269,720
       Bank of New York Company, Inc.                    20,599        724,055
       Bear Stearns Companies, Inc.                       5,367        764,851
       The Charles Schwab Corporation                    27,508        492,393
*<F19> E*TRADE Financial Corporation                     10,490        260,991
       Franklin Resources, Inc.                           4,415        411,125
       The Goldman Sachs Group, Inc.                     10,079      1,615,563
#<F20> Janus Capital Group, Inc.                          5,170        100,608
       Legg Mason, Inc.                                   3,154        373,686
       Lehman Brothers Holdings, Inc.                     8,529      1,289,158
       Mellon Financial Corporation                      10,816        407,006
       Merrill Lynch & Company, Inc.                     24,754      1,887,740
       Morgan Stanley                                    26,442      1,700,221
       Northern Trust Corporation                         4,899        288,502
       State Street Corporation                           8,633        563,908
       T. Rowe Price Group, Inc.                          3,301        277,911
                                                                   -----------
                                                                    11,427,438
                                                                   -----------
COMMERCIAL BANKS -- 28.4%
#<F20> AmSouth Bancorporation                             8,675        251,055
       BB&T Corporation                                  14,222        610,693
       Bank of America Corporation                      127,172      6,348,426
       Comerica, Inc.                                     4,061        230,949
#<F20> Commerce Bancorp, Inc.                             4,150        167,411
       Compass Bancshares, Inc.                           2,952        162,242
       Fifth Third Bancorp                               12,250        495,145
       First Horizon National Corporation                 2,796        118,606
       Huntington Bancshares, Inc.                        5,357        129,371
       KeyCorp                                           10,467        400,049
       M&T Bank Corporation                               1,978        236,173
       Marshall & Ilsley Corporation                      4,735        216,484
       Mercantile Bankshares Corporation                  2,696        101,316
#<F20> National City Corporation                         14,650        540,585
       North Fork Bancorporation, Inc.                   11,356        342,156
       PNC Financial Services Group                       7,656        547,174
#<F20> Popular, Inc.                                      5,516        114,071
       Regions Financial Corporation                     11,974        437,171
       SunTrust Banks, Inc.                               9,503        734,867
       Synovus Financial Corporation                      6,178        172,984
       TCF Financial Corporation                          2,614         70,212
#<F20> TD Banknorth, Inc.                                 2,455         72,889
       U.S. Bancorp                                      48,940      1,538,674
       Wachovia Corporation                              44,097      2,639,205
       Wells Fargo & Company                             45,338      3,114,267
       Zions Bancorporation                               7,088        588,517
                                                                   -----------
                                                                    20,380,692
                                                                   -----------
CONSUMER FINANCE -- 4.0%
       American Express Company                          29,774      1,602,139
#<F20> Capital One Financial Corporation                  7,958        689,481
       SLM Corporation                                   10,981        580,675
                                                                   -----------
                                                                     2,872,295
                                                                   -----------
DIVERSIFIED FINANCIAL SERVICES -- 17.1%
       The Chicago Mercantile Exchange                      740        338,920
       The CIT Group, Inc.                                4,959        267,836
       Citigroup, Inc.                                  137,815      6,883,859
       JPMorgan Chase & Company                          95,678      4,341,868
       Moody's Corporation                                6,500        403,065
                                                                   -----------
                                                                    12,235,548
                                                                   -----------
INSURANCE -- 21.5%
       ACE Limited                                        8,261        458,816
       AFLAC, Inc.                                       13,243        629,572
       The Allstate Corporation                          17,324        978,633
       Ambac Financial Group, Inc.                        2,609        214,877
#<F20> American Financial Group, Inc.                     8,100        358,668
       American International Group, Inc.                61,924      4,040,541
       Aon Corporation                                    6,633        277,989
       The Chubb Corporation                             10,430        537,562
       Cincinnati Financial Corporation                   3,608        153,845
       Everest Re Group, Ltd.                             1,442        131,222
       Fidelity National Financial, Inc.                  3,680        154,487
       Genworth Financial Inc.                           11,700        388,440
       The Hartford Financial
         Services Group, Inc.                             7,965        732,223
       Lincoln National Corporation                       7,375        428,340
       Loews Corporation                                  3,208        340,529
       Marsh & McLennan Companies                        13,526        414,842
       MBIA, Inc.                                         3,319        197,912
#<F20> MetLife, Inc.                                     11,090        577,789
       Ohio Casualty Corporation                         10,800        320,220
       Old Republic International
         Corporation                                      4,797        106,733
       Principal Financial Group, Inc.                   11,115        570,311
       The Progressive Corporation                        4,519        490,447
#<F20> Prudential Financial, Inc.                        16,056      1,254,455
       SAFECO Corporation                                 2,887        149,835
       The St. Paul Travelers
         Companies, Inc.                                 18,355        808,171
       Torchmark Corporation                              2,467        148,291
       UnumProvident Corporation                          6,938        140,911
       Willis Group Holdings Limited                      2,600         91,390
       XL Capital Ltd. Class A                            4,432        292,025
                                                                   -----------
                                                                    15,389,076
                                                                   -----------
REAL ESTATE -- 5.3%
       Archstone Communities Trust                        5,355        261,752
       Avalonbay Communities, Inc.                        1,790        192,783
       Boston Properties, Inc.                            2,750        242,742
       Duke Realty Corporation                            3,192        112,997
       Equity Office Properties Trust                    10,350        334,305
       Equity Residential                                 7,342        329,436
       General Growth Properties, Inc.                    5,580        261,981
#<F20> iStar Financial, Inc.                              2,450         93,737
       Kimco Realty Corporation                           5,200        193,076
       Plum Creek Timber
         Company, Inc.                                    4,436        161,027
       ProLogis Trust                                     6,138        308,250
       Public Storage, Inc.                               2,100        161,448
       Rayonier, Inc.                                     8,275        340,599
       Simon Property Group, Inc.                         5,834        477,688
       Vornado Realty Trust                               3,290        314,656
                                                                   -----------
                                                                     3,786,477
                                                                   -----------
THRIFTS AND MORTGAGE FINANCE -- 7.6%
       Countrywide Financial Corporation                 15,636        635,760
       Fannie Mae                                        26,014      1,316,308
       Freddie Mac                                       18,536      1,131,808
       Golden West Financial Corporation                  8,002        575,104
       MGIC Investment Corporation                        2,282        161,337
#<F20> New York Community
         Bancorp, Inc.                                    5,220         89,836
       Radian Group, Inc.                                 1,958        122,806
#<F20> Sovereign Bancorp, Inc.                            9,127        202,346
       Washington Mutual, Inc.                           26,246      1,182,645
                                                                   -----------
                                                                     5,417,950
                                                                   -----------
Total Common Stocks
  (Cost $55,576,289)                                                71,509,476
                                                                   -----------
SHORT-TERM INVESTMENTS -- 5.9%

COMMERCIAL PAPER -- 3.1%
\<F21> AGA Capital, Inc.
         4.8225, due 05-01-2006                         189,112        189,036
\<F21> Autobahn Funding
         Corporation 4(2)144A
         4.852%, due 05-01-2006                         403,686        403,523
\<F21> FPL Group Capital, Inc.
         4.832%, due 05-01-2006                         357,107        356,963
\<F21> Jacksonville Electric Authority
         4.796%, due 05-03-2006                         143,992        143,992
\<F21> Orange and Rockland Utilities
         4.842%, due 05-01-2006                         403,686        403,524
\<F21> Morgan St Dean Witter CP
         4.945%, due 11-09-2006                         310,528        310,528
\<F21> Prudential Funding
         4.822%, due 05-01-2006                         403,686        403,524
                                                                   -----------
                                                                     2,211,090
                                                                   -----------
MASTER NOTE -- 1.0%
\<F21> Bank of America Securities
         4.945%, due 05-01-2006                         232,896        232,896
\<F21> Bear Stearns and Company
         5.025%, due 05-03-2006                         232,896        232,896
\<F21> JP Morgan Securities
         4.955%, due 05-15-2006                         232,896        232,896
                                                                   -----------
                                                                       698,688
                                                                   -----------
MEDIUM TERM NOTES -- 0.8%
\<F21> First Tennessee Bank Notes
         4.839%, due 04-18-2007                         310,528        310,665
\<F21> Sigma Finance Inc
         4.830%, due 07-07-2006                         310,528        310,497
                                                                   -----------
                                                                       621,162
                                                                   -----------
REPURCHASE AGREEMENTS -- 0.9%
\<F21> Bank of America Securities LLC
         Triparty Repurchase Agreement
         4.76%, due 05-01-2006
         collateralized by FNMA Discount
         Note, due 09-06-2006                           645,574        645,574
                                                                   -----------
MONEY MARKET -- 0.1%
       Highmark Diversified Money
         Market Fund, Fiduciary Shares                   49,748         49,748
                                                                   -----------
Total Short-Term Investments
  (Cost $4,226,262)                                                  4,226,262
                                                                   -----------
TOTAL INVESTMENTS -- 105.7%
  (COST $59,802,551)                                                75,735,738
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (5.8)%                                      (4,176,514)
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.1%                                             67,328
                                                                   -----------
NET ASSETS -- 100.0%                                               $71,626,552
                                                                   -----------
                                                                   -----------

*<F19> Non-income producing
#<F20> Loaned security
\<F21> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2006 (UNAUDITED)

                                                       NUMBER         MARKET
                                                     OF SHARES        VALUE
                                                     ---------        ------

UNDERLYING FUNDS -- 100.0%
       Dow Jones U.S. Financial 100
         Plus Fund - Class F                          1,964,032    $26,475,150
       Dow Jones U.S. Health Care 100
         Plus Fund - Class F                          2,076,352     24,044,154
       NYSE Arca Tech 100 Index
         Fund - Class F                               1,011,619     25,634,424
                                                                   -----------
Total Common Stocks
  (Cost $66,728,256)                                                76,153,728
                                                                   -----------
TOTAL INVESTMENTS -- 100.0%
  (COST $66,728,256)                                                76,153,728
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.0%                                             24,711
                                                                   -----------
NET ASSETS -- 100.0%                                               $76,178,439
                                                                   -----------
                                                                   -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                               GENEVA GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2006 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------     ------

COMMON STOCKS -- 98.6%

AUTOS & TRANSPORTATION -- 4.6%
       C. H. Robinson Worldwide, Inc.                    72,975   $  3,236,441
#<F23> Expeditors International
         of Washington, Inc.                             63,100      5,401,991
                                                                  ------------
                                                                     8,638,432
                                                                  ------------
CONSUMER DISCRETIONARY -- 28.3%
*#     Bed Bath & Beyond, Inc.                           76,825      2,946,239
<F22><F23>
#<F23> CDW Corporation                                   49,275      2,932,848
*#     The Cheesecake Factory, Inc.                      70,300      2,218,668
<F22><F23>
*<F22> Chico's FAS, Inc.                                109,800      4,069,188
*<F22> Coach, Inc.                                      133,870      4,420,387
       The Corporate Executive
         Board Company                                   40,025      4,287,878
*#     Dick's Sporting Goods, Inc.                       83,075      3,501,611
<F22><F23>
*<F22> Electronic Arts, Inc.                             59,600      3,385,280
       Fastenal Company                                 111,000      5,195,910
*#     Getty Images, Inc.                                41,650      2,666,017
<F22><F23>
#<F23> Harman International
         Industries, Inc.                                29,700      2,613,303
*<F22> O'Reilly Automotive, Inc.                        155,500      5,268,340
*#     P.F. Chang's China Bistro, Inc.                   39,150      1,668,182
<F22><F23>
*<F22> Panera Bread Company                              68,600      5,088,748
#<F23> PETsMART, Inc.                                    98,400      2,721,744
                                                                  ------------
                                                                    52,984,343
                                                                  ------------
CONSUMER STAPLES -- 1.8%
       Whole Foods Market, Inc.                          54,400      3,339,072
                                                                  ------------
FINANCIAL SERVICES -- 15.9%
#<F23> Affiliated Managers Group, Inc.                   21,175      2,145,028
*#     Alliance Data Systems Corporation                 65,300      3,591,500
<F22><F23>
       Brown & Brown                                     61,250      1,912,837
#<F23> The Chicago Mercantile Exchange                   11,140      5,102,120
#<F23> Commerce Bancorp, Inc.                            96,600      3,896,844
       FactSet Research Systems, Inc.                    71,350      3,149,389
*<F22> Fiserv, Inc.                                      91,400      4,120,312
       Global Payments, Inc.                             80,975      3,840,644
#<F23> Nuveen Investments                                40,775      1,962,093
                                                                  ------------
                                                                    29,720,767
                                                                  ------------
HEALTH CARE -- 13.5%
*#     Cerner Corporation                                42,400      1,681,160
<F22><F23>
*<F22> Coventry Health Care, Inc.                        83,650      4,154,895
*<F22> Healthways, Inc.                                  41,175      2,020,046
*<F22> IDEXX Laboratories, Inc.                          45,750      3,806,857
*#     ResMed, Inc.                                      61,650      2,660,198
<F22><F23>
*#     Stericycle, Inc.                                  60,800      4,003,072
<F22><F23>
       Stryker Corporation                               68,200      2,983,750
       Varian Medical Systems, Inc.                      73,150      3,831,597
                                                                  ------------
                                                                    25,141,575
                                                                  ------------
OTHER ENERGY -- 8.8%
#<F23> Apache Corporation                                54,450      3,868,128
       BJ Services Company                              102,100      3,884,905
       Hugoton Royalty Trust                              5,981        165,364
       Smith International, Inc.                         98,450      4,157,543
#<F23> XTO Energy, Inc.                                 101,256      4,288,192
                                                                  ------------
                                                                    16,364,132
                                                                  ------------
PRODUCER DURABLES -- 4.4%
#<F23> Donaldson Company, Inc.                           68,600      2,280,264
#<F23> Joy Global, Inc.                                  90,400      5,938,376
                                                                  ------------
                                                                     8,218,640
                                                                  ------------
TECHNOLOGY -- 21.3%
       Adobe Systems, Inc.                              121,700      4,770,640
*<F22> Amdocs Limited                                   124,225      4,621,170
*#     Citrix Systems, Inc.                             121,650      4,856,268
<F22><F23>
*#     Cognizant Technology
         Solutions Corporation                           80,600      5,126,966
<F22><F23>
*<F22> Comverse Technology, Inc.                        105,750      2,395,237
*<F22> Intuit, Inc.                                      59,600      3,228,532
       L-3 Communications
         Holdings, Inc.                                  50,500      4,125,850
#<F23> Linear Technology Corporation                     85,075      3,020,163
*#     NAVTEQ Corporation                                32,700      1,357,704
<F22><F23>
*<F22> SRA International, Inc.                           92,250      2,953,845
*<F22> Zebra Technologies Corporation                    83,600      3,318,084
                                                                  ------------
                                                                    39,774,459
                                                                  ------------
Total Common Stocks
       (Cost $136,097,915)                                         184,181,420
                                                                  ------------
SHORT-TERM INVESTMENTS -- 31.7%

COMMERCIAL PAPER -- 15.8%
\<F24> AGA Capital, Inc.
         4.8225, due 05-01-2006                       2,525,002      2,523,988
\<F24> Autobahn Funding
         Corporation 4(2)144A
         4.852%, due 05-01-2006                       5,389,989      5,387,810
\<F24> FPL Group Capital, Inc.
         4.832%, due 05-01-2006                       4,768,067      4,766,148
\<F24> Jacksonville Electric Authority
         4.796%, due 05-03-2006                       1,922,568      1,922,568
\<F24> Orange and Rockland Utilities
         4.842%, due 05-01-2006                       5,389,989      5,387,815
\<F24> Morgan St Dean Witter CP
         4.945%, due 11-09-2006                       4,146,145      4,146,145
\<F24> Prudential Funding
         4.822%, due 05-01-2006                       5,389,989      5,387,824
                                                                  ------------
                                                                    29,522,298
                                                                  ------------
MASTER NOTE -- 5.0%
\<F24> Bank of America Securities
         4.945%, due 05-01-2006                       3,109,609      3,109,609
\<F24> Bear Stearns and Company
         5.025%, due 05-03-2006                       3,109,609      3,109,609
\<F24> JP Morgan Securities
         4.955%, due 05-15-2006                       3,109,609      3,109,609
                                                                  ------------
                                                                     9,328,827
                                                                  ------------
MEDIUM TERM NOTES -- 4.4%
\<F24> First Tennessee Bank Notes
         4.839%, due 04-18-2007                       4,146,145      4,147,982
\<F24> Sigma Finance Inc
         4.830%, due 07-07-2006                       4,146,145      4,145,730
                                                                  ------------
                                                                     8,293,712
                                                                  ------------
REPURCHASE AGREEMENTS -- 4.6%
\<F24> Bank of America Securities LLC
         Triparty Repurchase Agreement
         4.76%, due 05-01-2006
         collateralized by FNMA Discount
         Note, due 09-06-2006                         8,619,658      8,619,658
                                                                  ------------
MONEY MARKET -- 1.9%
       Highmark Diversified Money
         Market Fund, Fiduciary Shares                3,606,199      3,606,199
                                                                  ------------
Total Short-Term Investments
  (Cost $59,370,694)                                                59,370,694
                                                                  ------------
TOTAL INVESTMENTS -- 130.3%
  (COST $195,468,609)                                              243,552,114
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (29.8)%                                    (55,764,495)
OTHER LIABILITIES, LESS
  OTHER ASSETS -- (0.5)%                                              (892,791)
                                                                  ------------
NET ASSETS -- 100.0%                                              $186,894,828
                                                                  ------------
                                                                  ------------

*<F22> Non-income producing
#<F23> Loaned securities
\<F24> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                           WISCONSIN TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2006 (UNAUDITED)

                                                                                                        PRINCIPAL
    DESCRIPTION                                                                                          AMOUNT          VALUE
    -----------                                                                                         ---------        -----

LONG-TERM TAX-EXEMPT SECURITIES -- 96.9%

ARKANSAS -- 0.4%
        Hot Springs, Arkansas, New Public Housing Authority, 5.125%, due 06-01-2007                    $  540,000     $    548,516

GEORGIA -- 0.4%
        Atlanta, Georgia, New Public Housing Authority, 5.00%, due 05-01-2007                             325,000          329,352
        Newnan, Georgia, New Public Housing Authority, 5.00%, due 04-01-2012                              250,000          265,877

GUAM -- 3.4%
        Guam Power Authority Revenue Bonds, 1999 Series A,
        5.125%, due 10-01-2029                                                                          5,000,000        5,219,600
        5.25%, due 10-01-2009                                                                             250,000          260,835

ILLINOIS -- 1.4%
        Chicago, Illinois, New Public Housing Authority, 3.625%, due 06-01-2006                           515,000          514,995

        Peoria, Illinois, New Public Housing Authority,
        5.00%, due 06-01-2012                                                                             300,000          319,533
        4.875%, due 10-01-2008                                                                          1,380,000        1,418,350

INDIANA -- 0.3%
        Indianapolis, Indiana, New Public Housing Authority, 5.125%, due 12-01-2006                       400,000          403,488

MASSACHUSETTS -- 0.7%
        Massachusetts State Housing Finance Agency, Multi-Family Housing Bonds, First Issue,
        1979 Series A, (Escrowed to Maturity) 7.00%, due 04-01-2021                                       910,000        1,148,502

NEVADA -- 0.2%
        Las Vegas, Nevada, New Public Housing Authority, 5.00%, due 01-01-2012                            255,000          270,575

NEW JERSEY -- 0.2%
        Newark, New Jersey, New Public Housing Authority, 5.25%, due 04-01-2009                           285,000          297,323

NEW YORK -- 0.3%
        New York, New York, New Public Housing Authority, 5.00%, due 01-01-2012                           200,000          212,216
        Poughkeepsie, New York, New Public Housing Authority, 5.25%, due 04-01-2010                       225,000          237,760

NORTH CAROLINA -- 0.4%
        Durham, North Carolina, New Public Housing Authority,
        5.125%, due 12-01-2013                                                                            210,000          224,794
        5.00%, due 02-01-2012                                                                             400,000          424,752

NORTH DAKOTA -- 0.2%
        Burleigh County, North Dakota, New Public Housing Authority,
        4.875%, due 01-01-2010                                                                            185,000          192,505
        4.875%, due 01-01-2009                                                                            200,000          206,052

OHIO -- 0.7%
        Youngstown, Ohio, New Public Housing Authority,
        5.00%, due 05-01-2012                                                                             300,000          319,302
        5.00%, due 05-01-2011                                                                             500,000          529,625
        4.875%, due 05-01-2010                                                                            200,000          208,802

PENNSYLVANIA -- 0.3%
        Allentown, Pennsylvania, New Public Housing Authority, 4.875%, due 05-01-2011                     270,000          284,472
        Clinton County, Pennsylvania, New Public Housing Authority, 5.25%, due 11-01-2007                 200,000          204,710

PUERTO RICO -- 7.5%
        Puerto Rico Public Buildings Authority Revenue Refunding, Series L,
        5.50%, due 07-01-2021                                                                             500,000          560,940

        Commonwealth of Puerto Rico General Obligation Unlimited, Series A, 5.50%, due 07-01-2020       1,000,000        1,119,450
        5.50%, due 07-01-2017                                                                           1,100,000        1,212,893

        Commonwealth of Puerto Rico, Highway & Transportation, Series E
        5.50%, due 07-01-2023                                                                           1,120,000        1,268,702

        Commonwealth of Puerto Rico, Highway & Transportation, Grant Anticipation Revenue
        5.00%, due 09-15-2020                                                                             780,000          817,666

        Commonwealth of Puerto Rico, Municipal Finance Agency, Series A,
        5.00%, due 08-01-2030                                                                             500,000          516,790

        Commonwealth of Puerto Rico, Municipal Finance Agency, Series C,
        5.25%, due 08-01-2023                                                                           1,000,000        1,099,350

        Commonwealth of Puerto Rico Public Improvement Revenue Refunding, Unrefunded Balance
        5.125%, due 07-01-2030                                                                          1,215,000        1,259,177
        5.25%, due 07-01-2027                                                                             755,000          798,571

        Commonwealth of Puerto Rico Public Improvement Revenue Refunding
        5.125%, prerefunded 07-01-2011 at 100                                                           1,975,000        2,107,937
        5.25%, prerefunded 07-01-2011 at 100                                                            1,205,000        1,293,134

SOUTH CAROLINA -- 0.1%
        Marion, South Carolina, New Public Housing Authority, 4.875%, due 09-01-2010                      200,000          209,472

TENNESSEE -- 0.1%
        Nashville, Tennessee, New Public Housing Authority, 5.00%, due 08-01-2010                         190,000          199,770

TEXAS -- 0.2%
        Waco, Texas, New Public Housing Authority, 4.875%, due 12-01-2009                                 340,000          353,620

VIRGIN ISLANDS -- 1.4%
        Virgin Islands Water and Power Authority Revenue Bonds, Water System Revenue Refunding,
        5.25%, due 07-01-2012                                                                             255,000          269,731

        Virgin Islands Water and Power Authority Revenue Bonds, Electric System Revenue,
        5.00%, due 07-01-2010                                                                             470,000          491,681
        5.00%, due 07-01-2009                                                                           1,500,000        1,553,970

WISCONSIN -- 78.7%
        Appleton, Wisconsin, Redevelopment Authority Fox Cities Performing Arts Project,
        4.85%, due 09-01-2019                                                                             435,000          441,703
        4.75%, due 09-01-2017                                                                             360,000          366,077

        Ashland, Wisconsin, Housing Authority Student Housing Revenue, Northland College Project,
        5.10%, due 04-01-2018                                                                             500,000          512,320

        Ashwaubenon, Wisconsin, Community Development Authority Lease Revenue, Arena Project, Series A,
        5.80%, prerefunded 06-01-2009 at 100                                                            1,370,000        1,454,145
        5.70%, prerefunded 06-01-2009 at 100                                                              360,000          381,074
        5.60%, prerefunded 06-01-2009 at 100                                                              100,000          105,565
        5.20%, prerefunded 06-01-2009 at 100                                                              200,000          208,824

        Ashwaubenon, Wisconsin, Community Development Authority Revenue Refunding, Arena Project,
        5.00%, due 06-01-2023                                                                             925,000          956,274
        5.20%, due 06-01-2022                                                                             500,000          525,465
        5.05%, due 06-01-2019                                                                           1,030,000        1,072,570
        4.70%, due 06-01-2015                                                                             500,000          511,120

        Burlington, Wisconsin Racine and Walworth Counties,
        Community Development Lease Revenue Refunding, Series 2005,
        4.10%, due 04-01-2017                                                                             750,000          714,307
        4.00%, due 04-01-2016                                                                             200,000          190,006

        Clintonville, Wisconsin, Redevelopment Authority Lease Revenue Bonds,
        4.40%, due 06-01-2021                                                                              75,000           73,619
        4.30%, due 06-01-2020                                                                              75,000           73,064
        4.25%, due 06-01-2019                                                                              75,000           73,015

        Cudahy, Wisconsin, Community Development Authority
        Redevelopment Lease Revenue, dated 08-01-1999
        5.125%, due 06-01-2019                                                                          1,595,000        1,640,840
        5.10%, due 06-01-2017                                                                           2,430,000        2,500,227
        5.00%, due 06-01-2014                                                                             215,000          221,100
        4.70%, due 06-01-2009                                                                             150,000          153,882

        Cudahy, Wisconsin, Community Development Authority
        Redevelopment Lease Revenue, dated 02-01-2000
        5.00%, due 06-01-2014                                                                             100,000          103,687

        Cudahy, Wisconsin, Community Development Authority
        Redevelopment Lease Revenue, dated 12-01-2002
        4.00%, due 06-01-2012                                                                             100,000          100,212

        Cudahy, Wisconsin, Community Development Authority
        Redevelopment Lease Revenue, dated 11-01-2003
        3.65%, due 06-01-2013                                                                             200,000          192,884
        3.30%, due 06-01-2011                                                                             175,000          168,999
        3.00%, due 06-01-2010                                                                             125,000          119,659

        Cudahy, Wisconsin, Community Development Authority Lease Revenue Refunding, Series 2005
        3.25%, due 06-01-2011                                                                             250,000          239,470
        3.00%, due 06-01-2010                                                                             250,000          238,910

        Eau Claire, Wisconsin, Housing Authority Housing Revenue
        Refunding, London Hill Townhouses Project, Series A,
        6.25%, due 05-01-2015                                                                             605,000          605,774

        Fontana-on-Geneva Lake, Wisconsin (Walworth County)
        Redevelopment Lease Revenue Series 2005,
        4.375%, due 06-01-2022                                                                            500,000          479,610
        4.20%, due 06-01-2018                                                                             100,000           94,419

        Glendale, Wisconsin, Community Development Authority Lease
        Revenue, Tax Increment District No. 7, Series A,
++<F25> 5.40%, prerefunded 09-01-2008 at 100                                                            3,275,000        3,394,210
        5.30%, prerefunded 09-01-2008 at 100                                                              100,000          103,419

        Glendale, Wisconsin, Community Development Authority Lease Revenue,
        Tax Increment District No. 7,
        4.875%, due 09-01-2019                                                                          1,000,000        1,018,950
        4.75%, due 09-01-2017                                                                           1,250,000        1,268,137

        Glendale, Wisconsin, Community Development Authority Lease
        Revenue Refunding, Tax Increment District No. 7,
        4.50%, due 09-01-2018                                                                           2,000,000        2,000,980
        4.35%, due 09-01-2016                                                                           1,000,000          984,420

        Glendale, Wisconsin Community Development Authority Lease
        Revenue, Series 2004A, (Bayshore Public Parking Facility),
        5.00%, due 10-01-2024                                                                           1,500,000        1,559,430

        Glendale, Wisconsin Community Development Authority Lease
        Revenue, Series 2005A, (Bayshore Public Parking Facility),
        4.75%, due 10-01-2027                                                                           1,000,000          997,290

        Grant County, Wisconsin, Housing Authority Revenue
        Refunding, Orchard Manor Project,
        5.35%, due 07-01-2026                                                                           1,000,000        1,011,090
        5.25%, due 07-01-2018                                                                             500,000          504,735

        Green Bay/Brown County Professional Football Stadium
        District Sales Tax Revenue, Lambeau Field Renovation Project,
        5.00%, due 02-01-2019                                                                           2,500,000        2,574,225
        4.90%, due 02-01-2016                                                                           1,000,000        1,030,200
        4.85%, due 02-01-2015                                                                           1,020,000        1,051,283

        Green Bay, Wisconsin, Housing Authority Housing Revenue
        Refunding Student Housing, University Village Housing, Inc. Project,
        6.00%, due 04-01-2017                                                                             160,000          163,333

        Green Bay, Wisconsin, Housing Authority Housing Revenue
        Student Housing, University Village Housing, Series A
        5.125%, due 04-01-2021                                                                             75,000           75,636

        Green Bay, Wisconsin, Redevelopment Authority
        Lease Revenue, Convention Center Project, Series A,
        5.10%, due 06-01-2029                                                                           1,500,000        1,561,845

        Green Bay, Wisconsin Redevelopment Authority Lease Revenue
        Refunding, Series 2006 (Convention Center Project),
        4.30%, due 06-01-2029                                                                           1,000,000          956,210
        4.20%, due 06-01-2025                                                                           1,000,000          961,830

        Green Bay, Wisconsin, Redevelopment Authority
        Revenue, Bellin Memorial Hospital Project, Series A,
        5.50%, due 02-15-2021                                                                             400,000          412,944

        Jackson, Wisconsin, Community Development Authority Revenue Refunding,
        5.10%, due 12-01-2017                                                                             725,000          733,707
        4.90%, due 12-01-2013                                                                             100,000          101,437
        4.35%, due 12-01-2008                                                                             100,000          100,094

        Johnson Creek,  Wisconsin, Community Development
        Authority, Lease Revenue Bond, Tax Incremental District # 2,
        4.85%, due 12-01-2022                                                                             200,000          205,220

        Kenosha, Wisconsin, Housing Authority Multifamily Housing,
        Revenue GNMA Collateralized, Villa Ciera Project, Series A,
        6.00%, due 11-20-2041                                                                           1,000,000        1,030,380

        Little Chute, Wisconsin, Community Development
        Authority Lease Revenue Refunding Bonds, Series 2004,
        4.35%, due 03-01-2018                                                                             200,000          199,258
        4.25%, due 03-01-2017                                                                             200,000          198,448

        Madison, Wisconsin, Community Development Authority Revenue Quarters, 2nd Mortgage,
        5.875%, (variable after 07-01-2011) due 07-01-2016                                                195,000          191,207

        Madison, Wisconsin, Community Development Authority
        Revenue, Meriter Retirement Services, Inc. Project,
        6.125%, due 12-01-2019                                                                          1,500,000        1,500,885

        Madison, Wisconsin, Community Development Authority Revenue, Fluno Center Project,
        5.00%, due 11-01-2020                                                                           3,050,000        3,126,402

        Mayville, Wisconsin Community Development Lease Revenue Refunding, Series 2005,
        4.15%, due 04-01-2017                                                                             175,000          168,546
        3.90%, due 04-01-2015                                                                             200,000          191,756
        3.80%, due 04-01-2014                                                                             300,000          287,796
        3.65%, due 04-01-2013                                                                             175,000          168,507

        Medford, Wisconsin, Community Development Lease Revenue Refunding, Series 2004A,
        4.60%, due 12-01-2021                                                                             245,000          243,096
        4.55%, due 12-01-2020                                                                             230,000          227,562
        4.25%, due 12-01-2019                                                                             220,000          217,336

        Middleton, Wisconsin, Community Development Authority Lease Revenue, Series A,
        4.55%, due 10-01-2018                                                                             500,000          504,410
        4.35%, due 10-01-2017                                                                           1,630,000        1,630,848
        2.90%, due 10-01-2007                                                                             100,000           98,185

        Milton, Wisconsin, Community Development Authority, (Rock County), Lease Revenue,
        4.60%, due 04-01-2026                                                                             360,000          357,664
        4.50%, due 04-01-2021                                                                             125,000          124,056

        Milwaukee, Wisconsin, Redevelopment Authority Development
        Revenue Refunding, 2430 West Wisconsin Avenue Project,
        3.60%, due 03-01-2014                                                                             310,000          296,286
        3.50%, due 03-01-2013                                                                             645,000          618,149
        3.40%, due 03-01-2012                                                                             480,000          462,106
        3.25%, due 03-01-2011                                                                             500,000          480,610
        3.00%, due 03-01-2010                                                                             230,000          221,564

        Milwaukee, Wisconsin Redevelopment Authority
        Development Revenue Refunding YMCA of Metropolitan Milwaukee Inc. Project,
        5.10%, due 12-01-2023                                                                           1,000,000        1,010,450

        Milwaukee, Wisconsin Redevelopment Authority
        Development Revenue Refunding Marquette University Project,
        4.35%, due 11-01-2018                                                                             500,000          500,280
        4.25%, due 11-01-2017                                                                           1,000,000          997,300
        4.15%, due 11-01-2016                                                                           1,275,000        1,265,361

        Milwaukee, Wisconsin Redevelopment Authority Mortgage
        Revenue Refunding Schlitz Park Project, Series A,
        5.50%, due 01-01-2017                                                                           2,650,000        2,590,878

        Milwaukee, Wisconsin Redevelopment Authority Mortgage
        Revenue Refunding Schlitz Park Project, Series B,
        5.60%, due 01-01-2015                                                                           2,020,000        2,006,567

        Milwaukee, Wisconsin Redevelopment Authority
        Revenue YWCA of Greater Milwaukee Project, Series A,
        5.30%, due 06-01-2029                                                                           1,800,000        1,843,308
        5.25%, due 06-01-2019                                                                             430,000          439,580

        Milwaukee, Wisconsin Redevelopment Authority
        Revenue YWCA of Greater Milwaukee Project, Series B,
        5.20%, due 06-01-2029                                                                             355,000          363,566
        5.15%, due 06-01-2019                                                                             200,000          205,014

        Milwaukee, Wisconsin Redevelopment Authority Revenue Summerfest Project,
        4.95%, due 08-01-2020                                                                           1,250,000        1,287,700
        4.85%, due 08-01-2017                                                                             500,000          512,995
        4.80%, due 08-01-2016                                                                             500,000          511,830
        4.70%, due 08-01-2015                                                                             500,000          509,740

        Milwaukee, Wisconsin, Redevelopment Authority
        Milwaukee School of Engineering Project, Series B,
        3.50%, due 07-01-2009                                                                             250,000          248,660

        Milwaukee, Wisconsin Redevelopment Authority Lease Revenue
        Series 2005A, (Milwaukee Public Schools-Congress, Graig and Fratney),
        4.60%, due 08-01-2022                                                                             500,000          502,210
        4.50%, due 08-01-2020                                                                             500,000          497,370

        Milwaukee, Wisconsin, Redevelopment Authority
        Revenue Bonds, Milwaukee Public Schools-Neighborhood Schools Initiative,
        4.125%, due 08-01-2018                                                                          2,010,000        1,969,177
        4.10%, due 08-01-2017                                                                           1,000,000          984,010
        4.00%, due 08-01-2016                                                                           1,000,000          980,170
        3.80%, due 08-01-2014                                                                           1,000,000          970,600
        3.65%, due 08-01-2013                                                                           2,000,000        1,937,380
        3.25%, due 08-01-2011                                                                           1,000,000          963,580

        Muskego Wisconsin Community Development Authority
        Community Development Lease Revenue, Series 2003,
        4.00%, due 06-01-2018                                                                              75,000           69,914
        3.90%, due 06-01-2017                                                                             110,000          102,301
        3.80%, due 06-01-2016                                                                             100,000           92,387

        Neenah, Wisconsin Community Development Authority Lease Revenue, Series 2004A,
        4.70%, due 12-10-2028                                                                           1,250,000        1,250,825
        5.125%, due 12-01-2023                                                                          1,000,000        1,046,930
        4.30%, due 12-10-2020                                                                           1,000,000          989,290

        New Berlin Wisconsin Housing Authority Revenue
        Capital Appreciation, Apple Glen Project, Series A,
        Zero %, due 05-01-2010                                                                             70,000           59,641
        Zero %, due 11-01-2009                                                                             65,000           56,618
        Zero %, due 05-01-2009                                                                             70,000           62,227
        Zero %, due 11-01-2007                                                                             65,000           61,399
        Zero %, due 05-01-2007                                                                             70,000           67,395

        North Fond du Lac, Wisconsin Redevelopment Lease Revenue Refunding, Series 2005,
        4.35%, due 12-01-2017                                                                             325,000          311,002

        Oak Creek, Wisconsin Housing Authority Revenue Refunding, Wood Creek Project,
        5.625%, due 07-20-2029                                                                          2,205,000        2,207,734
        5.50%, due 07-20-2019                                                                           1,000,000        1,001,730

        Oak Creek, Wisconsin Housing Authority Revenue Capital Appreciation, Wood Creek Project,
        Zero %, due 01-20-2014                                                                             60,000           38,128
        Zero %, due 07-20-2013                                                                            125,000           82,226
        Zero %, due 01-20-2013                                                                            125,000           84,654
        Zero %, due 01-20-2012                                                                             65,000           46,138
        Zero %, due 07-20-2011                                                                            125,000           90,764
        Zero %, due 01-20-2011                                                                            125,000           94,383
        Zero %, due 07-20-2007                                                                             50,000           45,673

        Oconto Falls, Wisconsin Community Development
        Authority Revenue, Oconto Falls Tissue, Inc. Project,
        7.75%, due 12-01-2022                                                                             800,000          626,936

        Oconto Falls, Wisconsin Community Development Authority Development Revenue,
        8.125%, due 12-01-2022                                                                          1,400,000        1,121,064

        Onalaska, Wisconsin, Community Development Authority Lease Revenue,
        4.15%, due 10-01-2016                                                                             200,000          197,662
        4.00%, due 10-01-2015                                                                             100,000           98,227
        3.90%, due 10-01-2014                                                                             100,000           98,516
        3.65%, due 10-01-2012                                                                             100,000           97,627

        Oostburg, Wisconsin Community Development Authority Lease Revenue,
        4.40%, due 05-01-2022                                                                             110,000          107,649
        4.35%, due 05-01-2001                                                                             105,000          102,513

        Oshkosh, Wisconsin Housing Authority Revenue,
        GNMA Collateralized, VNA Assisted Living Inc. Project,
        5.75%, due 09-20-2038                                                                           1,260,000        1,267,094
        5.45%, due 09-20-2017                                                                             125,000          125,696

        Schofield, Wisconsin Community Development Authority,
        Redevelopment Lease Revenue Refunding Bond, Series 2004
        4.60%, due 10-01-2017                                                                             100,000          102,129
        4.50%, due 10-01-2015                                                                             100,000          102,282

        Sheboygan, Wisconsin Housing Authority Multifamily
        Revenue Refunding, GNMA Collateralized, Lake Shore Apartments Project, Series A,
        5.10%, due 11-20-2026                                                                           1,000,000        1,003,050

        Shorewood Wisconsin Community Development
        Authority Lease Revenue Refunding, Arena Project,
        4.35%, due 12-01-2006                                                                             150,000          150,591

        Slinger, Wisconsin Redevelopment Authority Lease Revenue Refunding,
        4.70%, due 09-01-2012                                                                             400,000          402,484

        Southeast Wisconsin Professional Baseball Park District
        League Capital Appreciation Certificate of Participation,
        Zero %, due 12-15-2017                                                                          1,000,000          594,980
        Zero %, due 12-15-2015                                                                            970,000          634,671

        Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, Series 1996,
        5.75%, prerefunded 03-13-2007 at 101                                                            1,095,000        1,125,353

        Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding, Series A,
        5.50%, due 12-15-2026                                                                           2,500,000        2,851,675
        5.50%, due 12-15-2018                                                                             250,000          278,450

        Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, Series 2001A,
        5.10%, due 12-15-2029                                                                             270,000          285,962

        Southeast Wisconsin Professional Baseball Park
        District Sales Tax Revenue Refunding, Junior Lien, Series B
        5.50%, due 12-15-2009                                                                             615,000          650,633

        Sturgeon Bay, Wisconsin Waterfront Redevelopment Authority Lease Revenue Series A,
        5.20%, due 10-01-2021                                                                           1,000,000        1,025,670

        Sturgeon Bay, Wisconsin Waterfront Redevelopment
        Authority Lease Revenue Series B-ACA-CBI,
        5.15%, due 10-01-2020                                                                             500,000          509,155
        5.00%, due 10-01-2017                                                                           1,000,000        1,016,060

        Sun Prairie, Wisconsin Community Development Authority Lease Revenue, Series 2003,
        4.50%, due 08-01-2021                                                                             150,000          150,267
        4.40%, due 08-01-2020                                                                             150,000          149,207

        Sun Prairie, Wisconsin Community Development Lease Revenue, Series 2005,
        (Tax Incremental District No. 8),
        4.35%, due 08-01-2022                                                                             975,000          959,322
        4.30%, due 08-01-2021                                                                             975,000          956,758

        Verona, Wisconsin (Dane County), Community Development
        Authority Community Development Lease Revenue,
        4.25%, due 12-01-2021                                                                              50,000           48,229
        4.20%, due 12-01-2020                                                                              50,000           47,749
        4.00%, due 12-01-2018                                                                              50,000           47,090
        3.90%, due 12-01-2017                                                                             100,000           93,879
        3.80%, due 12-01-2016                                                                             100,000           93,153

        Verona, Wisconsin, Community Development Authority,
        Community Development Lease Revenue, 2004 Series,
        4.85%, due 02-01-2022                                                                             200,000          204,652
        4.80%, due 02-01-2020                                                                             100,000          101,610

        Verona, Wisconsin, Community Development Authority,
        Community Development Lease Revenue, Series A,
        5.50%, due 06-01-2017                                                                             445,000          450,362

        Walworth County, Wisconsin Housing Authority Housing
        Revenue, FHA, Kiwanis Heritage Senior  Apartments Project,
        5.70%, due 03-01-2039                                                                             460,000          464,816

        Waterford, Wisconsin Community Development Lease Revenue Refunding, Series 2005,
        4.65%, due 10-01-2020                                                                             750,000          746,078

        Watertown, Wisconsin Community Development
        Authority Redevelopment Lease Revenue, Series A,
        5.00%, due 05-01-2018                                                                             750,000          772,245
        4.80%, due 05-01-2008                                                                              75,000           75,798

        Waukesha, Wisconsin Housing Authority Revenue Refunding, Oak Hills Terrace Project, Series A
        4.50%, due 12-01-2027                                                                             725,000          722,383

        Waukesha, Wisconsin Redevelopment Authority
        Development Revenue, GNMA Collateralized, Avalon Square, Inc. Project,
        5.00%, due 06-20-2021                                                                           1,000,000        1,038,810

        Waupaca, Wisconsin, Community Development Authority,
        Community Lease Revenue Bond, Series A,
        4.60%, due 04-01-2017                                                                             300,000          303,162
        4.50%, due 04-01-2016                                                                             100,000          100,393

        Waupaca, Wisconsin, Community Development Authority, Lease Revenue, Series 2003A,
        4.50%, due 04-01-2017                                                                             200,000          200,110
        4.40%, due 04-01-2016                                                                             200,000          198,566
        4.20%, due 04-01-2014                                                                             100,000           98,936

        Wauwatosa, Wisconsin Housing Capital Appreciation Revenue
        Refunding, Hawthorne Terrace Project, Series A,
        Zero %, due 11-01-2010                                                                            100,000           83,510
        Zero %, due 05-01-2010                                                                            105,000           89,461
        Zero %, due 11-01-2009                                                                            100,000           87,105
        Zero %, due 05-01-2009                                                                            105,000           93,340
        Zero %, due 11-01-2008                                                                            100,000           90,815
        Zero %, due 05-01-2008                                                                            105,000           97,215
        Zero %, due 05-01-2006                                                                            105,000          105,000

        Wauwatosa, Wisconsin Redevelopment Authority Lease Revenue,
        5.65%, due 12-01-2015                                                                             750,000          773,700

        West Bend, Wisconsin Redevelopment Authority Lease Revenue,
        4.65%, due 10-01-2028                                                                             250,000          245,213
        4.60%, due 10-01-2025                                                                             150,000          149,994
        4.55%, due 10-01-2024                                                                             250,000          249,065
        4.50%, due 10-01-2023                                                                             250,000          248,203

        Weston, Wisconsin Community Development Authority Lease Revenue,
        4.45%, due 10-01-2019                                                                             500,000          496,490
        4.35%, due 10-01-2018                                                                             500,000          491,045

        Weston, Wisconsin Community Development Lease Revenue, Series 2004A,
        4.70%, due 10-01-2021                                                                           1,230,000        1,241,021
        4.40%, due 10-01-2018                                                                             500,000          493,395
        4.25%, due 10-01-2017                                                                             200,000          195,744
        4.10%, due 10-01-2016                                                                             500,000          483,905

        Weston, Wisconsin Community Development Lease Revenue, Series 2004B,
        4.75%, due 10-01-2023                                                                             140,000          141,348
        4.75%, due 10-01-2022                                                                             130,000          131,433

        Winnebago County, Wisconsin Housing Authority 1st Mortgage
        Revenue Refunding, Section 8 Assisted Housing Project,
        5.625%, due 05-01-2010                                                                            135,000          129,395
        5.625%, due 05-01-2009                                                                            125,000          120,884
        5.625%, due 05-01-2008                                                                            120,000          116,977
        5.625%, due 05-01-2007                                                                            115,000          113,862
        5.625%, due 05-01-2006                                                                            105,000          105,000

        Winnebago County, Wisconsin Housing Authority Housing Revenue, Series A,
        7.125%, due 03-01-2022                                                                            380,000          381,569
        6.875%, due 03-01-2012                                                                            135,000          135,477

        Winneconne. Wisconsin Community Development
        Authority (Winnebago County) Lease Revenue Bond,
        4.40%, due 04/01/2022                                                                             335,000          326,012

        Wisconsin Center District Junior Dedicated Tax Revenue, Series B,
        5.75%, prerefunded 12-15-2006 at 101                                                            3,590,000        3,672,714
        5.70%, prerefunded 12-15-2006 at 101                                                            3,255,000        3,329,019

        Wisconsin Center District Capital Appreciation Senior Dedicated Tax Revenue,
        Zero %, due 12-15-2026                                                                          2,500,000          919,650

        Wisconsin Center District Junior Dedicated Tax Revenue Refunding,
        5.25%, due 12-15-2023                                                                           1,030,000        1,128,200

        Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue,
        5.00%, due 09-01-2024                                                                             110,000          112,221

^<F26>  Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue, Series 2006
        5.00%, due 03-01-2022                                                                           1,500,000        1,542,135

        Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue, Series 2005
        4.60%, due 03-01-2025                                                                           1,200,000        1,155,984

        Wisconsin Housing and Economic Development Authority, Housing Revenue, Series 2005E,
        4.90%, due 11-01-2035                                                                             550,000          542,482
        4.70%, due 11-01-2025                                                                             275,000          268,480

        Wisconsin Housing Finance Authority Revenue,
        6.10%, prerefunded 12-01-2017 at 100                                                            1,285,000        1,420,233
        6.10%, prerefunded 12-01-2017 at 100                                                            1,190,000        1,327,017

        Wrightstown, Wisconsin Community Development Authority Revenue,
        6.00%, prerefunded 06-01-2008 at 100                                                              300,000          313,362
                                                                                                                      ------------
        Total Long-Term Tax-Exempt Securities (Cost $153,507,966)                                                      155,715,757
                                                                                                                      ------------

SHORT-TERM TAX-EXEMPT SECURITIES -- 2.0%

DEMAND NOTES -- 0.6%
        Green Bay, Wisconsin, Redevelopment Authority Revenue Bellin Memorial Hospital, Series B,
        3.77% weekly reset, due 02-15-2031                                                                170,000          170,000

        Milwaukee, Wisconsin Redevelopment Authority Development Revenue, Kennedy II Assoc. Ltd.
        3.30%, semi-annual reset, due 12-01-2010                                                          670,000          670,000

        Milwaukee, Wisconsin Redevelopment Authority Development Revenue, Library Hill Project,
        3.77%, weekly reset, due 08-01-2023                                                               150,000          150,000
                                                                                                                      ------------
        Total Demand Notes                                                                                                 990,000
                                                                                                                      ------------
MONEY MARKET -- 1.4%
        AIM Tax-Free Investments Co. - Cash Reserve Portfolio, Private Class                            2,225,548        2,225,548
                                                                                                                      ------------
        Total Short-Term Tax-Exempt Securities (Cost $3,215,548)                                                         3,215,548
                                                                                                                      ------------
TOTAL INVESTMENTS -- 98.9% (COST $156,723,514)                                                                         158,931,305
OTHER ASSETS, LESS OTHER LIABILITIES -- 1.1%                                                                             1,828,408
                                                                                                                      ------------
NET ASSETS -- 100.0%                                                                                                  $160,759,713
                                                                                                                      ------------
                                                                                                                      ------------

++<F25> Segregated - pledged as collateral against bonds purchased on a when issued basis.
^<F26>    When-issued security.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                           APRIL 30, 2006 (UNAUDITED)

                                                                                                     DOW JONES         DOW JONES
                                                                                    NYSE ARCA          EQUITY            U.S.
                                                                   S&P 100          TECH 100           INCOME         HEALTH CARE
                                                                    INDEX             INDEX           100 PLUS         100 PLUS
                                                                 ------------     ------------      -----------       -----------
ASSETS:
Investments:
   Cost basis of investments                                     $117,473,152      $579,895,026      $17,708,189       $73,064,541
                                                                 ------------      ------------      -----------       -----------
                                                                 ------------      ------------      -----------       -----------
   Long-term investments in securities                           $149,887,182      $461,870,225      $18,662,732       $75,388,649
   Short-term investments                                          12,365,472        57,399,360           54,358         7,586,915
                                                                 ------------      ------------      -----------       -----------
       Total investments (See Schedule of Investments)            162,252,654       519,269,585       18,717,090        82,975,564
                                                                 ------------      ------------      -----------       -----------
Cash                                                                       --                --               --                --
Receivables:
   Capital shares sold                                                 34,346           302,250           26,302            34,887
   Dividends and interest                                             231,578            73,512           26,486            52,369
   Investments sold                                                        --                --          120,629           174,894
   Due from advisor                                                    12,294                --            8,504               595
   Margin variation                                                       800                --               --                --
                                                                 ------------      ------------      -----------       -----------
       Total receivables                                              279,018           375,762          181,921           262,745
Other assets                                                           39,075            75,321           28,246            35,049
                                                                 ------------      ------------      -----------       -----------
   Total assets                                                  $162,570,747      $519,720,668      $18,927,257       $83,273,358
                                                                 ------------      ------------      -----------       -----------
                                                                 ------------      ------------      -----------       -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           APRIL 30, 2006 (UNAUDITED)

                                                                                                      DOW JONES        DOW JONES
                                                                                    NYSE ARCA          EQUITY             U.S.
                                                                    S&P 100          TECH 100          INCOME         HEALTH CARE
                                                                     INDEX            INDEX           100 PLUS          100 PLUS
                                                                 ------------      ------------      -----------      -----------
LIABILITIES:
Payables:
   Capital shares redeemed                                       $    329,560      $  1,231,590      $    25,181       $   200,840
   Distributions to shareholders                                           --                --               --                --
   Management fees                                                     51,240           113,303            8,242            35,108
   Administration fees                                                 12,292            37,924            1,498             6,383
   Distribution and shareholder servicing fees                         55,416           165,015            7,661            25,698
   Other accrued expenses                                             135,790           323,461           22,269            56,757
   Collateral on securities loaned at market value                 12,072,265        55,002,195               --         7,481,738
   Investments purchased                                                   --                --           17,986            36,833
   Line of Credit                                                          --                --           75,000                --
   Margin Variation                                                        --            14,560               --                --
                                                                 ------------      ------------      -----------       -----------
       Total liabilities                                           12,656,563        56,873,488          157,837         7,843,357
                                                                 ------------      ------------      -----------       -----------
       Total net assets                                          $149,914,184      $462,847,180      $18,769,420       $75,430,001
                                                                 ------------      ------------      -----------       -----------
                                                                 ------------      ------------      -----------       -----------
Net Assets Consist Of:
   Capital stock                                                  106,652,237       542,296,927       17,820,568        66,124,671
   Undistributed net investment income (losses)                       591,721        (1,509,824)          (8,334)          (46,240)
   Accumulated net realized gains (losses) on investments          (2,110,366)      (17,311,602)         (51,714)         (559,453)
   Net unrealized appreciation (depreciation) on investments       44,780,592       (60,628,321)       1,008,900         9,911,023
                                                                 ------------      ------------      -----------       -----------
       Total net assets                                          $149,914,184      $462,847,180      $18,769,420       $75,430,001
                                                                 ------------      ------------      -----------       -----------
                                                                 ------------      ------------      -----------       -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
Class A
   Net Asset Value                                               $109,929,495      $315,542,967      $12,118,149       $28,097,746
   Shares Outstanding                                               3,274,242        12,526,305        1,137,495         2,440,489
   Redemption and Reinvestment Price                             $      33.57      $      25.19      $     10.65       $     11.51
   Offering Price                                                $      35.43      $      26.59      $     11.24       $     12.15
                                                                 ------------      ------------      -----------       -----------
                                                                 ------------      ------------      -----------       -----------
Class B
   Net Asset Value                                               $ 32,571,365      $ 88,309,931      $ 4,484,227       $11,807,734
   Shares Outstanding                                                 991,142         3,731,272          422,439         1,064,760
   Offering, Redemption and Reinvestment Price                   $      32.86      $      23.67      $     10.62       $     11.09
                                                                 ------------      ------------      -----------       -----------
                                                                 ------------      ------------      -----------       -----------
Class C
   Net Asset Value                                               $  7,075,931      $ 32,978,995      $ 2,166,835       $11,396,748
   Shares Outstanding                                                 213,995         1,368,720          204,013         1,026,856
   Offering, Redemption and Reinvestment Price                   $      33.07      $      24.09      $     10.62       $     11.10
                                                                 ------------      ------------      -----------       -----------
                                                                 ------------      ------------      -----------       -----------
Class F
   Net Asset Value                                                                 $ 25,631,816                        $24,046,945
   Shares Outstanding                                                                 1,011,619                          2,076,352
   Offering, Redemption and Reinvestment Price                                     $      25.34                        $     11.58
                                                                                   ------------                        -----------
                                                                                   ------------                        -----------
Class R
   Net Asset Value                                               $    337,393      $    383,471      $       209       $    80,828
   Shares Outstanding                                                  10,098            15,277               19             7,054

   Offering, Redemption and Reinvestment Price                   $      33.41      $      25.10      $     10.76       $     11.46
                                                                 ------------      ------------      -----------       -----------
                                                                 ------------      ------------      -----------       -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           APRIL 30, 2006 (UNAUDITED)

                                                                   DOW JONES
                                                                     U.S.
                                                                   FINANCIAL        STRATEGIC          GENEVA          WISCONSIN
                                                                   100 PLUS         ALLOCATION         GROWTH         TAX-EXEMPT
                                                                  ----------        ----------       ----------       ----------
ASSETS:
Investments:
   Cost basis of investments                                      $59,802,551       $66,728,256     $195,468,609      $156,723,514
                                                                  -----------       -----------     ------------      ------------
                                                                  -----------       -----------     ------------      ------------
   Long-term investments in securities                            $71,509,476       $76,153,728     $184,181,420      $155,715,757
   Short-term investments                                           4,226,262                --       59,370,694         3,215,548
                                                                  -----------       -----------     ------------      ------------
       Total investments (See Schedule of Investments)             75,735,738        76,153,728      243,552,114       158,931,305
                                                                  -----------       -----------     ------------      ------------
Cash                                                                       --            18,323               --                --
Receivables:
   Capital shares sold                                                 34,408           111,429          853,541         1,572,834
   Dividends and interest                                             160,853                --           30,380         2,186,990
   Investments sold                                                   169,719           158,000               --                --
   Due from advisor                                                        43             3,319               --                --
   Margin variation                                                        --                --               --                --
                                                                  -----------       -----------     ------------      ------------
       Total receivables                                              365,023           272,748          883,921         3,759,824
                                                                  -----------       -----------     ------------      ------------
Other assets                                                           33,842            32,522           37,040            16,750
                                                                  -----------       -----------     ------------      ------------
   Total assets                                                   $76,134,603       $76,477,321     $244,473,075      $162,707,879
                                                                  -----------       -----------     ------------      ------------
                                                                  -----------       -----------     ------------      ------------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                           APRIL 30, 2006 (UNAUDITED)

                                                                   DOW JONES
                                                                     U.S.
                                                                   FINANCIAL        STRATEGIC          GENEVA          WISCONSIN
                                                                   100 PLUS         ALLOCATION         GROWTH         TAX-EXEMPT
                                                                  ----------        ----------       ----------       ----------
LIABILITIES:
Payables:
   Capital shares redeemed                                        $   176,255       $   142,766     $    116,819      $     96,336
   Distributions to shareholders                                           --                --               --           122,935
   Management fees                                                     31,552             6,199          114,347            64,761
   Administration fees                                                  5,737             6,199           15,246            12,952
   Distribution and shareholder servicing fees                         21,749            40,395           67,296            37,156
   Other accrued expenses                                              53,230            29,323           35,077            67,091
   Collateral on securities loaned at market value                  4,176,514                --       55,764,495                --
   Investments purchased                                               43,014            49,000        1,464,967         1,546,935
   Line of Credit                                                          --            25,000               --                --
   Margin Variation                                                        --                --               --                --
                                                                  -----------       -----------     ------------      ------------
       Total liabilities                                            4,508,051           298,882       57,578,247         1,948,166
                                                                  -----------       -----------     ------------      ------------
       Net Assets:                                                $71,626,552       $76,178,439     $186,894,828      $160,759,713
                                                                  -----------       -----------     ------------      ------------
                                                                  -----------       -----------     ------------      ------------
Net Assets Consist Of:
   Capital stock                                                   55,547,178        66,233,120      136,349,823       163,188,456
   Undistributed net investment income (losses)                       290,263          (131,685)        (615,274)           15,320
   Accumulated net realized gains (losses) on investments            (144,076)          651,532        3,076,774        (4,651,854)
   Net unrealized appreciation (depreciation) on investments       15,933,187         9,425,472       48,083,505         2,207,791
                                                                  -----------       -----------     ------------      ------------
       Total net assets                                           $71,626,552       $76,178,439     $186,894,828      $160,759,713
                                                                  -----------       -----------     ------------      ------------
                                                                  -----------       -----------     ------------      ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
Class A
   Net Asset Value                                                $24,213,392       $35,384,180     $139,669,760      $152,769,733
   Shares Outstanding                                               1,801,389         2,875,516        7,421,421        14,842,101
   Redemption and Reinvestment Price                              $     13.44       $     12.31     $      18.82      $      10.29
   Offering Price                                                 $     14.18       $     12.99     $      19.86      $      10.66
                                                                  -----------       -----------     ------------      ------------
                                                                  -----------       -----------     ------------      ------------
Class B
   Net Asset Value                                                $ 9,626,874       $23,480,454     $ 27,880,937      $  3,432,150
   Shares Outstanding                                                 720,244         1,943,709        1,560,999           333,625
   Offering, Redemption and Reinvestment Price                    $     13.37       $     12.08     $      17.86      $      10.29
                                                                  -----------       -----------     ------------      ------------
                                                                  -----------       -----------     ------------      ------------
Class C
   Net Asset Value                                                $11,251,492       $17,313,553     $ 18,433,880      $  4,557,830
   Shares Outstanding                                                 845,614         1,432,473        1,020,110           443,261
   Offering, Redemption and Reinvestment Price                    $     13.31       $     12.09     $      18.07      $      10.28
                                                                  -----------       -----------     ------------      ------------
                                                                  -----------       -----------     ------------      ------------
Class F
   Net Asset Value                                                $26,475,468
   Shares Outstanding                                               1,964,032
   Offering, Redemption and Reinvestment Price                    $     13.48
                                                                  -----------
                                                                  -----------
Class R
   Net Asset Value                                                $    59,326       $       252     $    910,251
   Shares Outstanding                                                   4,446                20           48,501

   Offering, Redemption and Reinvestment Price                    $     13.34       $     12.30     $      18.77
                                                                  -----------       -----------     ------------
                                                                  -----------       -----------     ------------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                                                                         FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)
                                                                    --------------------------------------------------------------
                                                                                                       DOW JONES        DOW JONES
                                                                                    NYSE ARCA           EQUITY             U.S.
                                                                    S&P 100          TECH 100           INCOME         HEALTH CARE
                                                                     INDEX            INDEX            100 PLUS          100 PLUS
                                                                    -------         ---------          ---------       -----------
INVESTMENT INCOME:
Dividends                                                         $ 1,799,980       $ 1,032,355       $  302,140        $  538,198
Interest                                                               10,167            33,689            1,748             4,317
Security lending income                                                10,177            50,762               --             4,581
                                                                  -----------       -----------       ----------        ----------
   Total investment income                                          1,820,324         1,116,806          303,888           547,096
                                                                  -----------       -----------       ----------        ----------
EXPENSES:
Investment advisory fees                                              319,832           677,721           42,818           217,668
Custodian fees                                                         10,084            23,888            1,012             4,764
Transfer agent fees                                                   145,394           369,069           11,434            60,834
Accounting fees                                                        39,612            58,931           10,352            26,298
Distribution and shareholder servicing fees
   Class A                                                            141,192           383,994           12,560            38,520
   Class B                                                            169,266           448,332           18,838            63,617
   Class C                                                             40,799           165,674            8,811            59,099
   Class R                                                                251               651               --                86
Audit and tax fees                                                     12,339            23,253            7,754            10,801
Legal fees                                                             11,636            34,090            1,557             7,940
Registration                                                           21,406            26,677           10,437            22,865
Communication                                                          24,684            59,507            1,810             7,935
Director fees                                                          21,171            56,898            1,448             9,104
Administration fees                                                    77,520           227,294            7,803            39,698
License fees                                                           10,555            65,230            7,758             8,145
Deferred organization costs                                                --                --           23,475                --
Other expense                                                          25,491            44,935            5,798            16,769
                                                                  -----------       -----------       ----------        ----------
   Total expenses                                                   1,071,232         2,666,144          173,665           594,143
                                                                  -----------       -----------       ----------        ----------
Less advisor reimbursement                                            (77,536)               --          (63,324)             (807)
Less broker reimbursement                                                  --           (39,514)              --                --
                                                                  -----------       -----------       ----------        ----------
   Net expenses                                                       993,696         2,626,630          110,341           593,336
                                                                  -----------       -----------       ----------        ----------
NET INVESTMENT INCOME (LOSS)                                          826,628        (1,509,824)         193,547           (46,240)
                                                                  -----------       -----------       ----------        ----------
NET REALIZED GAINS (LOSSES) ON INVESTMENTS                            178,394       (12,215,035)         (46,011)          428,264
NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS          10,615,391        52,346,638        1,454,191         1,085,151
                                                                  -----------       -----------       ----------        ----------
   Net gains (losses) on investments                               10,793,785        40,131,603        1,408,180         1,513,415
                                                                  -----------       -----------       ----------        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $11,620,413       $38,621,779       $1,601,727        $1,467,175
                                                                  -----------       -----------       ----------        ----------
                                                                  -----------       -----------       ----------        ----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                         FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)
                                                                    --------------------------------------------------------------
                                                                    DOW JONES
                                                                      U.S.
                                                                    FINANCIAL        STRATEGIC         GENEVA           WISCONSIN
                                                                    100 PLUS         ALLOCATION        GROWTH           TAX-EXEMPT
                                                                    ---------        ----------        ------           ----------
INVESTMENT INCOME:
Dividends                                                          $  967,077        $  352,069      $   573,592        $       --
Interest                                                                3,674                --           33,299         3,643,918
Security lending income                                                 3,412                --           29,403                --
                                                                   ----------        ----------      -----------        ----------
   Total investment income                                            974,163           352,069          636,294         3,643,918
                                                                   ----------        ----------      -----------        ----------
EXPENSES:
Investment advisory fees                                              185,823            36,381          609,474           390,232
Custodian fees                                                          4,403             4,376            8,134             8,613
Transfer agent fees                                                    49,653            55,310           69,500            41,655
Accounting fees                                                        23,392            24,693           40,822            39,853
Distribution and shareholder servicing fees
   Class A                                                             29,095            42,462          152,254           185,935
   Class B                                                             47,565           114,336          129,058            17,619
   Class C                                                             53,623            80,745           73,029            21,590
   Class R                                                                 45                --            1,995                --
Audit and tax fees                                                     10,547             8,617           14,959            16,130
Legal fees                                                              4,439             3,147            7,200            11,746
Registration                                                           22,397            24,704           22,035             1,721
Communication                                                           7,935             6,439            8,431            11,901
Director fees                                                           8,285             8,712           15,062            19,302
Administration fees                                                    33,885            36,487           81,472            78,301
License fees                                                            8,145                --               --                --
Deferred organization costs                                                --                --               --                --
Other expense                                                          15,184            10,582           18,143            40,264
                                                                   ----------        ----------      -----------        ----------
   Total expenses                                                     504,416           456,991        1,251,568           884,862
                                                                   ----------        ----------      -----------        ----------
Less advisor reimbursement                                             (2,753)          (19,043)              --                --
Less broker reimbursement                                                  --                --               --                --
                                                                   ----------        ----------      -----------        ----------
   Net expenses                                                       501,663           437,948        1,251,568           884,862
                                                                   ----------        ----------      -----------        ----------
NET INVESTMENT INCOME (LOSS)                                          472,500           (85,879)        (615,274)        2,759,056
                                                                   ----------        ----------      -----------        ----------
NET REALIZED GAINS (LOSSES) ON INVESTMENTS                            251,732           290,988        3,615,705            59,465
REALIZED GAIN DISTRIBUTIONS FROM INVESTMENT COMPANIES                      --           396,626               --                --
NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS           7,353,269         4,433,538       16,280,662        (1,039,641)
                                                                   ----------        ----------      -----------        ----------
   Net gains (losses) on investments                                7,605,001         5,121,152       19,896,367          (980,176)
                                                                   ----------        ----------      -----------        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $8,077,501        $5,035,273      $19,281,093        $1,778,880
                                                                   ----------        ----------      -----------        ----------
                                                                   ----------        ----------      -----------        ----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)
                                                                   --------------------------------------------------------------
                                                                                                      DOW JONES        DOW JONES
                                                                                    NYSE ARCA          EQUITY             U.S.
                                                                   S&P 100          TECH 100           INCOME         HEALTH CARE
                                                                    INDEX             INDEX           100 PLUS          100 PLUS
                                                                   -------          ---------         ---------       -----------
OPERATIONS:
Net investment income (loss)                                     $    826,628      $ (1,509,824)     $   193,547       $   (46,240)
Net realized gains (losses) on investments                            178,394       (12,215,035)         (46,011)          428,264
Net unrealized appreciation on investments                         10,615,391        52,346,638        1,454,191         1,085,151
                                                                 ------------      ------------      -----------       -----------
        Net increase in net assets resulting from operations       11,620,413        38,621,779        1,601,727         1,467,175
                                                                 ------------      ------------      -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A                                                         (1,293,356)               --         (137,100)               --
   Class B                                                            (94,315)               --          (41,062)               --
   Class C                                                            (12,321)               --          (18,655)               --
   Class F                                                                 --                --               --                --
   Class R                                                                (40)               --               (1)               --
Net realized gains on Investments
   Class A                                                                 --                --          (52,981)         (335,389)
   Class B                                                                 --                --          (19,034)         (144,691)
   Class C                                                                 --                --           (8,866)         (132,761)
   Class F                                                                 --                --               --          (257,600)
   Class R                                                                 --                --               (1)              (80)
                                                                 ------------      ------------      -----------       -----------
       Total distributions                                         (1,400,032)               --         (277,700)         (870,521)
                                                                 ------------      ------------      -----------       -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                         2,701,753        45,774,686        6,354,426         6,608,324
Net asset value of shares issued in distributions                   1,283,522                --          230,704           575,464
Cost of shares redeemed                                           (27,166,277)      (54,776,402)      (1,616,348)       (9,079,620)
                                                                 ------------      ------------      -----------       -----------
       Net increase (decrease) in net assets
         from capital share transactions                          (23,181,002)       (9,001,716)       4,968,782        (1,895,832)
                                                                 ------------      ------------      -----------       -----------
       Total increase (decrease)                                  (12,960,621)       29,620,063        6,292,809        (1,299,178)
                                                                 ------------      ------------      -----------       -----------
NET ASSETS:
Balance at beginning of period                                    162,874,805       433,227,117       12,476,611        76,729,179
                                                                 ------------      ------------      -----------       -----------
Balance at end of period                                         $149,914,184      $462,847,180      $18,769,420       $75,430,001
                                                                 ------------      ------------      -----------       -----------
Undistributed net investment income at end of period             $    591,721      $ (1,509,824)     $    (8,334)      $   (46,240)

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                         FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)
                                                                   -------------------------------------------------------------
                                                                   DOW JONES
                                                                     U.S.
                                                                   FINANCIAL        STRATEGIC          GENEVA          WISCONSIN
                                                                   100 PLUS         ALLOCATION         GROWTH         TAX-EXEMPT
                                                                   ---------        ----------         ------         ----------
OPERATIONS:
Net investment income (loss)                                      $   472,500       $   (85,879)    $   (615,274)     $  2,759,056
Net realized gains on investments                                     251,732           290,988        3,615,705            59,465
Capital gain distributions from regulated investment companies             --           396,626               --                --
Net unrealized appreciation (depreciation) on investments           7,353,269         4,433,538       16,280,662        (1,039,641)
                                                                  -----------       -----------     ------------      ------------
       Net increase in net assets resulting from operations         8,077,501         5,035,273       19,281,093         1,778,880
                                                                  -----------       -----------     ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A                                                           (288,446)               --               --        (2,633,705)
   Class B                                                            (44,998)               --               --           (49,664)
   Class C                                                            (61,537)               --               --           (60,798)
   Class F                                                           (352,069)               --               --                --
   Class R                                                                 --                --               --                --
Net realized gains on Investments
   Class A                                                           (137,127)          (42,882)              --                --
   Class B                                                            (57,112)          (29,411)              --                --
   Class C                                                            (63,564)          (20,286)              --                --
   Class F                                                           (139,025)               --               --                --
   Class R                                                                 --                --               --                --
                                                                  -----------       -----------     ------------      ------------
       Total distributions                                         (1,143,878)          (92,579)              --        (2,744,167)
                                                                  -----------       -----------     ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                         5,688,197         9,507,910       42,910,918        10,541,138
Net asset value of shares issued in distributions                     607,638            86,116               --         1,998,622
Cost of shares redeemed                                            (5,857,607)       (6,040,430)     (10,605,240)       (8,641,819)
                                                                  -----------       -----------     ------------      ------------
       Net increase in net assets
         from capital share transactions                              438,228         3,553,596       32,305,678         3,897,941
                                                                  -----------       -----------     ------------      ------------
       Total increase                                               7,371,851         8,496,290       51,586,771         2,932,654
                                                                  -----------       -----------     ------------      ------------
NET ASSETS:
Balance at beginning of period                                     64,254,701        67,682,149      135,308,057       157,827,059
                                                                  -----------       -----------     ------------      ------------
Balance at end of period                                          $71,626,552       $76,178,439     $186,894,828      $160,759,713
                                                                  -----------       -----------     ------------      ------------
                                                                  -----------       -----------     ------------      ------------
Undistributed net investment income at end of period              $   290,263       $  (131,685)    $   (615,274)     $     15,320

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   FOR THE PERIOD       FOR THE
                                                                                                 APRIL 1, 2005#<F27>   YEAR ENDED
                                                                       FOR THE YEAR ENDED              THROUGH        OCTOBER 31,
                                                                        OCTOBER 31, 2005          OCTOBER 31, 2005        2005
                                                                   -------------------------      ----------------    -----------
                                                                                                      DOW JONES        DOW JONES
                                                                                     ARCAEX            EQUITY             U.S.
                                                                   S&P 100          TECH 100           INCOME         HEALTH CARE
                                                                    INDEX             INDEX           100 PLUS          100 PLUS
                                                                   -------          --------          ---------       -----------
OPERATIONS:
Net investment income (loss)                                     $  2,421,002      $ (2,975,965)     $    91,359       $  (213,828)
Net realized gains (losses) on investments                         (1,574,922)        2,231,633           53,255           136,789
Net unrealized appreciation (depreciation) on investments           6,869,052        46,145,923         (445,290)        8,632,945
                                                                 ------------      ------------      -----------       -----------
       Net increase (decrease) in net assets
         resulting from operations                                  7,715,132        45,401,591         (300,676)        8,555,906
                                                                 ------------      ------------      -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A                                                         (1,875,518)               --          (53,580)               --
   Class B                                                           (260,012)               --          (13,672)               --
   Class C                                                            (80,973)               --           (7,245)               --
   Class F                                                                 --                --               --                --
   Class R                                                                 --                --               --                --
Net realized gains on Investments
   Class A                                                                 --                --               --           (96,306)
   Class B                                                                 --                --               --           (46,286)
   Class C                                                                 --                --               --           (36,221)
   Class F                                                                 --                --               --           (55,340)
   Class R                                                                 --                --               --                --
                                                                 ------------      ------------      -----------       -----------
       Total distributions                                         (2,216,503)               --          (74,497)         (234,153)
                                                                 ------------      ------------      -----------       -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                         8,056,090        82,743,461       13,011,430        21,610,765
Net asset value of shares issued in distributions                   2,015,320                --           59,145           171,834
Cost of shares redeemed                                           (49,977,932)     (117,749,743)        (218,791)      (17,125,205)
                                                                 ------------      ------------      -----------       -----------
       Net increase (decrease) in net assets
         from capital share transactions                          (39,906,522)      (35,006,282)      12,851,784         4,657,394
                                                                 ------------      ------------      -----------       -----------
       Total increase (decrease)                                  (34,407,893)       10,395,309       12,476,611        12,979,147
                                                                 ------------      ------------      -----------       -----------
NET ASSETS:
Balance at beginning of period                                    197,282,698       422,831,808               --        63,750,032
                                                                 ------------      ------------      -----------       -----------
Balance at end of period                                         $162,874,805      $433,227,117      $12,476,611       $76,729,179
                                                                 ------------      ------------      -----------       -----------
                                                                 ------------      ------------      -----------       -----------
Undistributed net investment income at end of period             $  1,165,125      $         --      $    (5,063)      $        --

#<F27>  Commencement of operations.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                FOR THE YEAR ENDED OCTOBER 31, 2005
                                                                   --------------------------------------------------------------
                                                                   DOW JONES
                                                                     U.S.
                                                                   FINANCIAL        STRATEGIC          GENEVA          WISCONSIN
                                                                   100 PLUS         ALLOCATION         GROWTH          TAX-EXEMPT
                                                                   ---------        ----------         ------          ----------
OPERATIONS:
Net investment income (loss)                                       $  733,193         $(556,108)     $(1,216,709)     $  5,477,842
Net realized gains (losses) on security transactions                  (11,634)          322,410        3,350,699            95,312
Capital gain distributions from regulated investment companies             --            92,582               --                --
Net unrealized appreciation (depreciation) on investments           4,019,349         5,163,929       13,530,691        (3,054,134)
                                                                  -----------       -----------     ------------      ------------
       Net increase in net assets resulting from operations         4,740,908         5,022,813       15,664,681         2,519,020
                                                                  -----------       -----------     ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A                                                           (199,635)               --               --        (5,275,552)
   Class B                                                            (18,944)               --               --           (99,128)
   Class C                                                            (22,062)               --               --          (111,826)
   Class F                                                           (159,433)               --               --                --
   Class R                                                                 --                --               --                --
Net realized gains on Investments
   Class A                                                            (57,048)               --               --                --
   Class B                                                            (23,944)               --               --                --
   Class C                                                            (21,314)               --               --                --
   Class F                                                            (37,242)               --               --                --
   Class R                                                                 --                --               --                --
                                                                  -----------       -----------     ------------      ------------
       Total distributions                                           (539,622)               --               --        (5,486,506)
                                                                  -----------       -----------     ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                        14,335,207        29,552,988       59,393,306        15,741,859
Net asset value of shares issued in distributions                     327,107                --               --         3,973,279
Cost of shares redeemed                                           (13,637,492)       (9,315,950)     (13,304,492)      (16,985,821)
                                                                  -----------       -----------     ------------      ------------
       Net increase in net assets
         from capital share transactions                            1,024,822        20,237,038       46,088,814         2,729,317
                                                                  -----------       -----------     ------------      ------------
       Total increase (decrease)                                    5,226,108        25,259,851       61,753,495          (238,169)
                                                                  -----------       -----------     ------------      ------------
NET ASSETS:
Balance at beginning of period                                     59,028,593        42,422,298       73,554,562       158,065,228
                                                                  -----------       -----------     ------------      ------------
Balance at end of period                                          $64,254,701       $67,682,149     $135,308,057      $157,827,059
                                                                  -----------       -----------     ------------      ------------
                                                                  -----------       -----------     ------------      ------------
Undistributed net investment income at end of period              $   564,813       $   (45,806)    $         --      $        431

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS  DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM   FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT  INVESTMENT    CAPITAL GAINS
                                       BEGINNING OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS    INCOME      ON INVESTMENTS
                                       -------------------  ----------  --------------  ----------  ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $31.53            .24            2.17          2.41       (.37)             --
For the year ended October 31, 2005          $30.75            .51             .70          1.21       (.43)             --
For the year ended October 31, 2004          $29.57            .25            1.15          1.40       (.22)             --
For the year ended October 31, 2003          $25.59            .22            3.89          4.11       (.13)             --
For the year ended October 31, 2002          $30.78            .15           (5.34)        (5.19)        --              --
For the year ended October 31, 2001          $43.32            .06          (11.91)       (11.85)        --            (.69)

CLASS B SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $30.72            .07            2.16          2.23       (.09)             --
For the year ended October 31, 2005          $29.95            .20             .75           .95       (.18)             --
For the year ended October 31, 2004          $28.83           (.01)           1.15          1.14       (.02)             --
For the year ended October 31, 2003          $25.01             --            3.82          3.82         --              --
For the year ended October 31, 2002          $30.31           (.08)          (5.22)        (5.30)        --              --
For the year ended October 31, 2001          $42.90           (.21)         (11.77)       (11.98)        --            (.61)

CLASS C SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $30.86            .06            2.19          2.25       (.04)             --
For the year ended October 31, 2005          $30.11            .21             .73           .94       (.19)             --
For the year ended October 31, 2004          $29.00            .01            1.14          1.15       (.04)             --
For the year ended October 31, 2003          $25.15            .02            3.83          3.85         --              --
For the year ended October 31, 2002          $30.48           (.07)          (5.26)        (5.33)        --              --
For the year ended October 31, 2001          $43.19           (.14)         (11.88)       (12.02)        --            (.69)

CLASS R SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $31.51            .43            1.89          2.32       (.42)             --
For the period from September 27, 2005
  (commencement of operations) through
  October 31, 2005                           $31.80            .00            (.29)         (.29)      (.00)             --

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                            RATIO OF NET
                                                                             RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                   NET           RATIO OF     INCOME (LOSS)
  IN EXCESS                  NET                    NET        RATIO        INVESTMENT        EXPENSES       (PRIOR TO
   OF NET                   ASSET                 ASSETS,      OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                 END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO       PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL      PERIOD   AVERAGE NET         NET          TO AVERAGE       AVERAGE     TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F28>  (000S)  ASSETS(D)<F31> ASSETS(D)<F31>     NET ASSETS      NET ASSETS     RATE
------------- ------------- ------ -------------- -------  -------------- --------------  --------------- --------------- ---------

     --           (.37)     $33.57      7.68%(c)  $109,929     1.08%(b)        1.26%(b)        1.18%(b)        1.16%(b)    3.61%(c)
                                            <F30>                  <F29>           <F29>           <F29>           <F29>       <F30>
     --           (.43)     $31.53      3.89%     $117,778     1.11%           1.51%           1.13%           1.49%      11.81%
     --           (.22)     $30.75      4.74%     $137,175     1.13%            .74%           1.13%            .74%       4.06%
     --           (.13)     $29.57     16.14%     $151,908     1.16%            .78%           1.16%            .78%       5.99%
     --             --      $25.59    (16.86)%    $142,765     1.11%            .49%           1.11%            .49%      16.13%
     --           (.69)     $30.78    (27.75)%    $170,879     1.06%            .16%           1.06%            .16%      20.68%

     --           (.09)     $32.86      7.26%(c)   $32,571     1.83%(b)         .51%(b)        1.93%(b)         .41%(b)    3.61%(c)
                                            <F30>                  <F29>           <F29>           <F29>           <F29>       <F30>
     --           (.18)     $30.72      3.14%      $35,257     1.86%            .80%           1.88%            .78%      11.81%
     --           (.02)     $29.95      3.97%      $46,854     1.88%           (.01)%          1.88%           (.01)%      4.06%
     --             --      $28.83     15.27%      $50,176     1.90%            .04%           1.90%            .04%       5.99%
     --             --      $25.01    (17.49)%     $46,464     1.86%           (.27)%          1.86%           (.27)%     16.13%
     --           (.61)     $30.31    (28.29)%     $55,255     1.82%           (.60)%          1.82%           (.60)%     20.68%

     --           (.04)     $33.07      7.31%(c)    $7,076     1.83%(b)         .55%(b)        1.93%(b)         .45%(b)    3.61%(c)
                                            <F30>                  <F29>           <F29>           <F29>           <F29>       <F30>
     --           (.19)     $30.86      3.10%       $9,839     1.86%            .80%           1.88%            .78%      11.81%
     --           (.04)     $30.11      3.97%      $13,254     1.88%           (.02)%          1.88%           (.02)%      4.06%
     --             --      $29.00     15.31%      $10,380     1.90%            .03%           1.90%            .03%       5.99%
     --             --      $25.15    (17.49)%      $7,790     1.86%           (.27)%          1.86%           (.27)%     16.13%
     --           (.69)     $30.48    (28.24)%      $7,838     1.83%           (.62)%          1.83%           (.62)%     20.68%

     --           (.42)     $33.41      7.43%(c)      $337     1.48%(b)         .38%(b)        1.58%(b)         .28%(b)    3.61%(c)
                                            <F30>                  <F29>           <F29>           <F29>           <F29>       <F30>

     --           (.00)     $31.51      (.91)%(c)       $1     2.42%(b)         .00%(b)        2.42%(b)         .00%(b)   11.81%(c)
                                             <F30>                 <F29>           <F29>           <F29>           <F29>       <F30>

(a)<F28>   Excludes sales charge.
(b)<F29>   Annualized.
(c)<F30>   Not annualized.
(d)<F31>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                         NYSE ARCA TECH 100 INDEX FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS  DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM   FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT  INVESTMENT    CAPITAL GAINS
                                       BEGINNING OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS    INCOME      ON INVESTMENTS
                                       -------------------  ----------  --------------  ----------  ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $23.10           (.06)          2.15           2.09        --              --
For the year ended October 31, 2005          $20.73           (.11)          2.48           2.37        --              --
For the year ended October 31, 2004          $19.50           (.14)          1.37           1.23        --              --
For the year ended October 31, 2003          $13.31           (.12)          6.31           6.19        --              --
For the year ended October 31, 2002          $18.09           (.16)         (4.35)         (4.51)       --            (.27)
For the year ended October 31, 2001          $36.76           (.20)        (11.79)        (11.99)       --           (6.68)

CLASS B SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $21.78           (.15)          2.04           1.89        --              --
For the year ended October 31, 2005          $19.69           (.28)          2.37           2.09        --              --
For the year ended October 31, 2004          $18.66           (.30)          1.33           1.03        --              --
For the year ended October 31, 2003          $12.83           (.23)          6.06           5.83        --              --
For the year ended October 31, 2002          $17.59           (.31)         (4.18)         (4.49)       --            (.27)
For the year ended October 31, 2001          $36.15           (.37)        (11.51)        (11.88)       --           (6.68)

CLASS C SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $22.17           (.15)          2.07           1.92        --              --
For the year ended October 31, 2005          $20.05           (.28)          2.40           2.12        --              --
For the year ended October 31, 2004          $19.00           (.27)          1.32           1.05        --              --
For the year ended October 31, 2003          $13.07           (.19)          6.12           5.93        --              --
For the year ended October 31, 2002          $17.90           (.24)         (4.32)         (4.56)       --            (.27)
For the year ended October 31, 2001          $36.66           (.31)        (11.77)        (12.08)       --           (6.68)

CLASS F SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $23.20           (.03)          2.17           2.14        --              --
For the year ended October 31, 2005          $20.77           (.05)          2.48           2.43        --              --
For the period from December 10, 2003
  (commencement of operations) through
  October 31, 2004                           $19.29           (.05)          1.53           1.48        --              --

CLASS R SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $23.07           (.05)          2.08           2.03        --              --
For the period from August 1, 2005
  (commencement of operations) through
  October 31, 2005                           $23.34           (.04)          (.23)          (.27)       --              --

                            NORTH TRACK FUNDS, INC.

                         NYSE ARCA TECH 100 INDEX FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                            RATIO OF NET
                                                                             RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                   NET           RATIO OF     INCOME (LOSS)
  IN EXCESS                  NET                    NET        RATIO        INVESTMENT        EXPENSES       (PRIOR TO
   OF NET                   ASSET                 ASSETS,      OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                 END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO       PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL      PERIOD   AVERAGE NET         NET          TO AVERAGE       AVERAGE     TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F32>  (000S)  ASSETS(D)<F35> ASSETS(D)<F35>     NET ASSETS      NET ASSETS     RATE
------------- ------------- ------ -------------- -------  -------------- --------------  --------------- --------------- ---------

     --             --      $25.19      9.05%(c)  $315,543     .98%(b)(e)    (.48)%(b)(e)       .98%(b)       (.48)%(b)    7.32%(c)
                                            <F34>                <F33><F36>      <F33><F36>        <F33>           <F33>       <F34>
     --             --      $23.10     11.43%     $289,674    1.02%(e)       (.48)%(e)         1.02%          (.48)%      16.50%
                                                                  <F36>           <F36>
     --             --      $20.73      6.31%     $283,001    1.08%(e)       (.70)%(e)         1.08%          (.70)%      11.45%
                                                                  <F36>           <F36>
     --             --      $19.50     46.51%     $261,929    1.18%(e)       (.83)%(e)         1.18%          (.83)%      12.19%
                                                                  <F36>           <F36>
     --           (.27)     $13.31    (25.42)%    $171,525    1.15%(e)       (.87)%(e)         1.15%          (.87)%      22.25%
                                                                  <F36>           <F36>
     --          (6.68)     $18.09    (39.98)%    $238,221    1.08%          (.87)%            1.08%          (.87)%      22.37%

     --             --      $23.67      8.68%(c)   $88,310    1.73%(b)(e)   (1.22)%(b)(e)      1.73%(b)      (1.22)%(b)    7.32%(c)
                                            <F34>                <F33><F36>      <F33><F36>        <F33>           <F33>       <F34>
     --             --      $21.78     10.61%      $87,420    1.77%(e)      (1.23)%(e)         1.77%         (1.23)%      16.50%
                                                                  <F36>           <F36>
     --             --      $19.69      5.52%      $96,919    1.82%(e)      (1.45)%(e)         1.82%         (1.45)%      11.45%
                                                                  <F36>           <F36>
     --             --      $18.66     45.44%     $102,870    1.93%(e)      (1.57)%(e)         1.93%         (1.57)%      12.19%
                                                                  <F36>           <F36>
     --           (.27)     $12.83    (26.04)%     $72,692    1.89%(e)      (1.62)%(e)         1.89%         (1.62)%      22.25%
                                                                  <F36>           <F36>
     --          (6.68)     $17.59    (39.41)%    $116,467    1.83%         (1.63)%            1.83%         (1.63)%      22.37%

     --             --      $24.09      8.66%(c)   $32,979    1.73%(b)(e)   (1.22)%(b)(e)      1.73%(b)      (1.22)%(b)    7.32%(c)
                                            <F34>                <F33><F36>      <F33><F36>        <F33>           <F33>       <F34>
     --             --      $22.17     10.57%      $33,503    1.77%(e)      (1.24)%(e)         1.77%         (1.24)%      16.50%
                                                                  <F36>           <F36>
     --             --      $20.05      5.53%      $28,637    1.82%(e)      (1.45)%(e)         1.82%         (1.45)%      11.45%
                                                                  <F36>           <F36>
     --             --      $19.00     45.37%      $22,120    1.92%(e)      (1.57)%(e)         1.92%         (1.57)%      12.19%
                                                                  <F36>           <F36>
     --           (.27)     $13.07    (25.98)%     $10,756    1.90%(e)      (1.63)%(e)         1.90%         (1.63)%      22.25%
                                                                  <F36>           <F36>
     --          (6.68)     $17.90    (39.41)%     $10,185    1.84%         (1.63)%            1.84%         (1.63)%      22.37%

     --             --      $25.34      9.22%(c)   $25,632     .73%(b)(e)    (.23)%(b)(e)       .73%(b)       (.23)%(b)    7.32%(c)
                                            <F34>                <F33><F36>      <F33><F36>        <F33>           <F33>       <F34>
     --             --      $23.20     11.70%      $22,604     .77%(e)       (.26)%(e)          .77%          (.26)%      16.50%
                                                                  <F36>           <F36>

     --             --      $20.77      7.67%(c)   $14,276     .85%(e)       (.48)%(e)          .85%(b)       (.48)%(b)   11.45%(b)
                                            <F34>                 <F36>           <F36>            <F33>           <F33>       <F33>

     --             --      $25.10      8.80%(c)      $383    1.47%(b)(e)    (.96)%(b)(e)      1.47%(b)       (.96)%(b)    7.32%(c)
                                            <F34>                <F33><F36>      <F33><F36>        <F33>           <F33>       <F34>

     --             --      $23.07     (1.16)%(c)      $26    1.35%(b)      (1.08)%(b)(e)      1.40%(b)      (1.13)%(b)   16.50%(c)
                                             <F34>                <F33>          <F33><F36>        <F33>           <F33>       <F34>

(a)<F32>   Excludes sales charge.
(b)<F33>   Annualized.
(c)<F34>   Not annualized.
(d)<F35>   After expense reimbursement from the Advisor, where applicable.
(e)<F36>   Does not reflect vendor reimbursement of 0.01%.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES EQUITY INCOME 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS  DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM   FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT  INVESTMENT    CAPITAL GAINS
                                       BEGINNING OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS    INCOME      ON INVESTMENTS
                                       -------------------  ----------  --------------  ----------  ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2006 (Unaudited)                  $9.77             .26           .82           1.08        (.14)          (.06)
For the period from April 1, 2005
  (commencement of operations) through
  October 31, 2005                           $10.00             .16          (.32)          (.16)       (.07)            --

CLASS B SHARES
For the six months ended
  April 30, 2006 (Unaudited)                  $9.74             .20           .85           1.05        (.11)          (.06)
For the period from April 1, 2005
  (commencement of operations) through
  October 31, 2005                           $10.00             .10          (.31)          (.21)       (.05)            --

CLASS C SHARES
For the six months ended
  April 30, 2006 (Unaudited)                  $9.74             .20           .85           1.05        (.11)          (.06)
For the period from April 4, 2005
  (commencement of operations) through
  October 31, 2005                            $9.89             .11          (.21)          (.10)       (.05)            --

CLASS R SHARES
For the six months ended
  April 30, 2006 (Unaudited)                  $9.86             .16           .91           1.07        (.11)          (.06)
For the period from September 27, 2005
  (commencement of operations) through
  October 31, 2005                           $10.19             .03          (.33)          (.30)       (.03)            --

                            NORTH TRACK FUNDS, INC.

                     DOW JONES EQUITY INCOME 100 PLUS FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                            RATIO OF NET
                                                                             RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                   NET           RATIO OF     INCOME (LOSS)
  IN EXCESS                  NET                    NET        RATIO        INVESTMENT        EXPENSES       (PRIOR TO
   OF NET                   ASSET                 ASSETS,      OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                 END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO       PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL      PERIOD   AVERAGE NET         NET          TO AVERAGE       AVERAGE     TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F37>  (000S)  ASSETS(D)<F40> ASSETS(D)<F40>     NET ASSETS      NET ASSETS     RATE
------------- ------------- ------ -------------- -------  -------------- --------------  --------------- --------------- ---------

     --           (.20)     $10.65     11.17%(c)   $12,118     1.15%(b)        2.73%(b)        1.96%(b)       1.92%(b)    10.52%(c)
                                            <F39>                  <F38>           <F38>           <F38>          <F38>        <F39>

     --           (.07)      $9.77     (1.58)%(c)   $8,041     1.15%(b)        2.51%(b)        2.71%(b)        .95%(b)    44.21%(c)
                                             <F39>                 <F38>           <F38>           <F38>          <F38>        <F39>


     --           (.17)     $10.62     10.87%(c)    $4,484     1.90%(b)        1.97%(b)        2.71%(b)       1.16%(b)    10.52%(c)
                                            <F39>                  <F38>           <F38>           <F38>          <F38>        <F39>

     --           (.05)      $9.74     (2.09)%(c)   $2,969     1.90%(b)        1.75%(b)        3.47%(b)        .18%(b)    44.21%(c)
                                             <F39>                 <F38>           <F38>           <F38>          <F38>        <F39>


     --           (.17)     $10.62     10.82%(c)    $2,167     1.89%(b)        1.96%(b)        2.71%(b)       1.14%(b)    10.52%(c)
                                            <F39>                  <F38>           <F38>           <F38>          <F38>        <F39>

     --           (.05)      $9.74     (1.00)%(c)   $1,466     1.89%(b)        1.77%(b)        3.47%(b)        .19%(b)    44.21%(c)
                                             <F39>                 <F38>           <F38>           <F38>          <F38>        <F39>

     --           (.17)     $10.76     10.90%(c)        $0     2.47%(b)        2.44%(b)        2.47%(b)       2.44%(b)    10.52%(c)
                                            <F39>                  <F38>           <F38>           <F38>          <F38>        <F39>

     --           (.03)      $9.86     (2.92)%(c)       $0      .00%(b)(e)      .00%(b)(e)      .00%(b)(e)     .00%(b)(e) 44.21%(c)
                                             <F39>                <F38><F41>      <F38><F41>      <F38><F41>     <F38><F41>   <F39>

(a)<F37>   Excludes sales charge.
(b)<F38>   Annualized.
(c)<F39>   Not annualized.
(d)<F40>   After expense reimbursement from the Advisor, where applicable.
(e)<F41>   Amount is less than .00% due to rounding.

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS  DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM   FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT  INVESTMENT    CAPITAL GAINS
                                       BEGINNING OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS    INCOME      ON INVESTMENTS
                                       -------------------  ----------  --------------  ----------  ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2006 (Unaudited)                $11.42            (.00)           .22            .22        --             (.13)
For the year ended October 31, 2005         $10.11            (.01)          1.36           1.35        --             (.04)
For the year ended October 31, 2004          $9.65            (.02)           .48            .46        --               --
For the year ended October 31, 2003          $8.35            (.01)          1.36           1.35        --             (.04)
For the year ended October 31, 2002         $10.21            (.01)         (1.85)         (1.86)       --               --
For the period from April 17, 2001
  (commencement of operations) through
  October 31, 2001                          $10.00            (.01)           .22            .21        --               --

CLASS B SHARES
For the six months ended
  April 30, 2006 (Unaudited)                $11.04            (.04)           .22            .18        --             (.13)
For the year ended October 31, 2005          $9.85            (.10)          1.33           1.23        --             (.04)
For the year ended October 31, 2004          $9.47            (.10)           .48            .38        --               --
For the year ended October 31, 2003          $8.26            (.07)          1.33           1.26        --             (.04)
For the year ended October 31, 2002         $10.17            (.06)         (1.85)         (1.91)       --               --
For the period from April 17, 2001
  (commencement of operations) through
  October 31, 2001                          $10.00            (.03)           .20            .17        --               --

CLASS C SHARES
For the six months ended
  April 30, 2006 (Unaudited)                $11.05            (.04)           .22            .18        --             (.13)
For the year ended October 31, 2005          $9.86            (.09)          1.32           1.23        --             (.04)
For the year ended October 31, 2004          $9.48            (.09)           .47            .38        --               --
For the year ended October 31, 2003          $8.27            (.06)          1.32           1.26        --             (.04)
For the year ended October 31, 2002         $10.18            (.05)         (1.86)         (1.91)       --               --
For the period from April 17, 2001
  (commencement of operations) through
  October 31, 2001                          $10.00            (.04)           .22            .18        --               --

CLASS F SHARES
For the six months ended
  April 30, 2006 (Unaudited)                $11.47             .02            .22            .24        --             (.13)
For the year ended October 31, 2005         $10.13             .01           1.37           1.38        --             (.04)
For the period from December 10, 2003
  (commencement of operations) through
  October 31, 2004                           $9.91              --            .22            .22        --               --

CLASS R SHARES
For the six months ended
  April 30, 2006 (Unaudited)                $11.39            (.01)           .21            .20        --             (.13)
For the period from September 27, 2005
  (commencement of operations) through
  October 31, 2005                          $11.65            (.00)          (.26)          (.26)       --             (.00)

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                            RATIO OF NET
                                                                             RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                   NET           RATIO OF     INCOME (LOSS)
  IN EXCESS                  NET                    NET        RATIO        INVESTMENT        EXPENSES       (PRIOR TO
   OF NET                   ASSET                 ASSETS,      OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                 END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO       PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL      PERIOD   AVERAGE NET         NET          TO AVERAGE       AVERAGE     TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F42>  (000S)  ASSETS(D)<F45> ASSETS(D)<F45>     NET ASSETS      NET ASSETS     RATE
------------- ------------- ------ -------------- -------  -------------- --------------  --------------- --------------- ---------

     --           (.13)     $11.51     1.88%(c)    $28,098     1.34%(b)         .04%(b)        1.34%(b)         .04%(b)   14.54%(c)
                                           <F44>                   <F43>           <F43>           <F43>           <F43>       <F44>
     --           (.04)     $11.42    13.34%       $29,797     1.34%           (.11)%          1.38%           (.15)%     31.49%
     --             --      $10.11     4.77%       $27,415     1.32%           (.23)%          1.49%           (.40)%     28.31%
   (.01)          (.05)      $9.65    16.28%       $20,606     1.22%           (.11)%          1.75%           (.64)%     28.02%
     --             --       $8.35   (18.22)%      $11,931     1.15%           (.13)%          1.92%           (.90)%     29.17%

     --           (.00)     $10.21     2.10%(c)     $6,894     1.15%(b)        (.37)%(b)       3.16%(b)       (2.38)%(b)  13.49%(c)
                                           <F44>                   <F43>            <F43>          <F43>            <F43>      <F44>

     --           (.13)     $11.09     1.58%(c)    $11,808     2.09%(b)        (.70)%(b)       2.09%(b)        (.70)%(b)  14.54%(c)
                                           <F44>                   <F43>            <F43>          <F43>            <F43>      <F44>
     --           (.04)     $11.04    12.47%       $12,733     2.09%           (.85)%          2.13%           (.89)%     31.49%
     --             --       $9.85     4.01%       $12,805     2.07%           (.98)%          2.24%          (1.15)%     28.31%
   (.01)          (.05)      $9.47    15.37%       $11,498     1.97%           (.84)%          2.51%          (1.38)%     28.02%
     --             --       $8.26   (18.78)%       $8,106     1.90%           (.88)%          2.67%          (1.65)%     29.17%

     --           (.00)     $10.17     1.70%(c)     $3,595     1.90%(b)       (1.13)%(b)       3.75%(b)       (2.98)%(b)  13.49%(c)
                                           <F44>                   <F43>            <F43>          <F43>            <F43>      <F44>

     --           (.13)     $11.10     1.58%(c)    $11,397     2.09%(b)        (.70)%(b)       2.09%(b)        (.70)%(b)  14.54%(c)
                                           <F44>                   <F43>            <F43>          <F43>            <F43>      <F44>
     --           (.04)     $11.05    12.46%       $11,449     2.09%           (.86)%          2.12%           (.89)%     31.49%
     --             --       $9.86     4.01%        $9,964     2.07%           (.98)%          2.24%          (1.15)%     28.31%
   (.01)          (.05)      $9.48    15.35%        $8,043     1.97%           (.86)%          2.50%          (1.39)%     28.02%
     --             --       $8.27   (18.76)%       $4,640     1.90%           (.88)%          2.67%          (1.65)%     29.17%

     --             --      $10.18     1.80%(c)     $1,724     1.90%(b)       (1.10)%(b)       3.92%(b)       (3.12)%(b)  13.49%(b)
                                           <F44>                   <F43>            <F43>          <F43>            <F43>      <F43>

     --           (.13)     $11.58     2.04%(c)    $24,047     1.09%(b)         .28%(b)        1.09%(b)         .28%(b)   14.54%(c)
                                           <F44>                   <F43>           <F43>           <F43>           <F43>       <F44>
     --           (.04)     $11.47    13.61%       $22,743     1.09%            .13%           1.12%            .10%      31.49%

     --             --      $10.13     2.22%(c)    $13,566     1.09%(b)        (.09)%(b)       1.24%(b)        (.24)%(b)  28.31%(b)
                                           <F44>                   <F43>            <F43>          <F43>            <F43>      <F43>

     --           (.13)     $11.46     1.70%(c)        $81     1.77%(b)        (.82)%(b)       1.83%(b)        (.88)%(b)  14.54%(c)
                                           <F44>                   <F43>            <F43>          <F43>            <F43>      <F44>

     --           (.00)     $11.39    (2.23)%(c)        $7     1.72%(b)        (.86)%(b)       1.72%(b)        (.86)%(b)  31.49%(c)
                                            <F44>                  <F43>            <F43>          <F43>            <F43>      <F44>

(a)<F42>   Excludes sales charge.
(b)<F43>   Annualized.
(c)<F44>   Not annualized.
(d)<F45>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS  DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM   FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT  INVESTMENT    CAPITAL GAINS
                                       BEGINNING OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS    INCOME      ON INVESTMENTS
                                       -------------------  ----------  --------------  ----------  ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $12.15            .10           1.42           1.52        (.16)          (.07)
For the year ended October 31, 2005          $11.34            .17            .76            .93        (.09)          (.03)
For the year ended October 31, 2004          $10.64            .13            .66            .79        (.09)            --
For the year ended October 31, 2003           $8.78            .10           1.87           1.97        (.11)            --
For the year ended October 31, 2002           $9.19            .09           (.42)          (.33)       (.07)          (.01)
For the period from April 17, 2001
  (commencement of operations) through
  October 31, 2001                           $10.00            .02           (.83)          (.81)         --             --

CLASS B SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $12.03            .05           1.42           1.47        (.06)          (.07)
For the year ended October 31, 2005          $11.25            .07            .76            .83        (.02)          (.03)
For the year ended October 31, 2004          $10.58            .05            .65            .70        (.03)            --
For the year ended October 31, 2003           $8.74            .04           1.85           1.89        (.05)            --
For the year ended October 31, 2002           $9.16            .01           (.41)          (.40)       (.01)          (.01)
For the period from April 17, 2001
  (commencement of operations) through
  October 31, 2001                           $10.00             --           (.84)          (.84)         --             --

CLASS C SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $11.99            .05           1.41           1.46        (.07)          (.07)
For the year ended October 31, 2005          $11.22            .06            .77            .83        (.03)          (.03)
For the year ended October 31, 2004          $10.55            .05            .66            .71        (.04)            --
For the year ended October 31, 2003           $8.72            .04           1.84           1.88        (.05)            --
For the year ended October 31, 2002           $9.16            .02           (.42)          (.40)       (.03)          (.01)
For the period from April 17, 2001
  (commencement of operations) through
  October 31, 2001                           $10.00             --           (.84)          (.84)         --             --

CLASS F SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $12.20            .11           1.43           1.54        (.19)          (.07)
For the year ended October 31, 2005          $11.37            .16            .81            .97        (.11)          (.03)
For the period from December 10, 2003
  (commencement of operations) through
  October 31, 2004                           $10.58            .16            .71            .87        (.08)            --

CLASS R SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $12.12           0.20           1.28           1.48        (.19)          (.07)
For the period from September 27, 2005
  (commencement of operations) through
  October 31, 2005                           $11.72             --            .40            .40          --             --

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                            RATIO OF NET
                                                                             RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                   NET           RATIO OF     INCOME (LOSS)
  IN EXCESS                  NET                    NET        RATIO        INVESTMENT        EXPENSES       (PRIOR TO
   OF NET                   ASSET                 ASSETS,      OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                 END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO       PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL      PERIOD   AVERAGE NET         NET          TO AVERAGE       AVERAGE     TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F46>  (000S)  ASSETS(D)<F49> ASSETS(D)<F49>     NET ASSETS      NET ASSETS     RATE
------------- ------------- ------ -------------- -------  -------------- --------------  --------------- --------------- ---------

     --           (.23)     $13.44     12.65%(c)   $24,213      1.35%(b)       1.52%(b)        1.35%(b)      1.52%(b)     10.84%(c)
                                            <F48>                   <F47>          <F47>           <F47>         <F47>         <F48>
     --           (.12)     $12.15      8.18%      $22,323      1.35%          1.31%           1.37%         1.29%        24.33%
     --           (.09)     $11.34      7.47%      $24,953      1.32%          1.23%           1.48%         1.07%        29.81%
     --           (.11)     $10.64     22.67%      $18,994      1.22%          1.29%           1.76%          .75%        16.87%
     --           (.08)      $8.78     (3.69)%     $11,601      1.15%          1.04%           1.99%          .20%        22.25%

     --             --       $9.19     (8.10)%(c)   $4,394      1.15%(b)        .77%(b)        4.23%(b)     (2.31)%(b)     8.84%(c)
                                             <F48>                  <F47>          <F47>           <F47>          <F47>        <F48>

     --           (.13)     $13.37     12.33%(c)    $9,627      2.09%(b)        .78%(b)        2.10%(b)       .77%(b)     10.84%(c)
                                            <F48>                   <F47>          <F47>           <F47>         <F47>         <F48>
     --           (.05)     $12.03      7.35%       $9,434      2.10%           .56%           2.12%          .54%        24.33%
     --           (.03)     $11.25      6.63%      $10,447      2.07%           .48%           2.23%          .32%        29.81%
     --           (.05)     $10.58     21.72%       $9,149      1.97%           .54%           2.52%         (.01)%       16.87%
     --           (.02)      $8.74     (4.39)%      $6,049      1.90%           .29%           2.73%         (.54)%       22.25%

     --             --       $9.16     (8.40)%(c)   $1,897      1.90%(b)        .04%(b)        4.60%(b)     (2.66)%(b)     8.84%(c)
                                             <F48>                  <F47>          <F47>           <F47>          <F47>        <F48>

     --           (.14)     $13.31     12.32%(c)   $11,251      2.09%(b)        .77%(b)        2.10%(b)       .76%(b)     10.84%(c)
                                            <F48>                   <F47>          <F47>           <F47>         <F47>         <F48>
     --           (.06)     $11.99      7.33%      $10,173      2.10%           .56%           2.12%          .54%        24.33%
     --           (.04)     $11.22      6.69%       $9,280      2.07%           .49%           2.23%          .33%        29.81%
     --           (.05)     $10.55     21.69%       $6,972      1.97%           .54%           2.52%          .00%        16.87%
     --           (.04)      $8.72     (4.39)%      $3,734      1.90%           .03%           2.73%         (.53)%       22.25%

     --             --       $9.16     (8.40)%(c)   $1,121      1.89%(b)        .03%(b)        4.92%(b)     (3.00)%(b)     8.84%(c)
                                             <F48>                  <F47>          <F47>           <F47>          <F47>        <F48>

     --           (.26)     $13.48     12.80%(c)   $26,475      1.10%(b)       1.76%(b)        1.10%(b)      1.76%(b)     10.84%(c)
                                            <F48>                   <F47>          <F47>           <F47>         <F47>         <F48>
     --           (.14)     $12.20      8.50%      $22,325      1.10%          1.56%           1.12%         1.54%        24.33%

     --           (.08)     $11.37      8.24%(c)   $14,347      1.09%(b)       1.52%(b)        1.21%(b)      1.40%(b)     29.81%(b)
                                            <F48>                   <F47>          <F47>           <F47>         <F47>         <F47>

     --           (.26)     $13.34     12.37%(c)       $59      1.76%(b)       1.14%(b)        1.82%(b)      1.08%(b)     10.84%(c)
                                            <F48>                   <F47>          <F47>           <F47>         <F47>         <F48>

     --             --      $12.12      3.41%(c)        $0       .00%(b)(e)     .00%(b)(e)      .00%(b)(e)   (.00)%(b)(e) 24.33%(c)
                                            <F48>                  <F47><F50>     <F47><F50>      <F47><F50>     <F47><F50>    <F48>

(a)<F46>   Excludes sales charge.
(b)<F47>   Annualized.
(c)<F48>   Not annualized.
(d)<F49>   After expense reimbursement from the Advisor, where applicable.
(e)<F50>   Amount is less than .00% due to rounding.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS  DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM   FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT  INVESTMENT    CAPITAL GAINS
                                       BEGINNING OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS    INCOME      ON INVESTMENTS
                                       -------------------  ----------  --------------  ----------  ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $11.45            .01            .87           .88         --             (.02)
For the year ended October 31, 2005          $10.38           (.06)          1.13          1.07         --               --
For the period from December 10, 2003
  (commencement of operations) through
  October 31, 2004                           $10.00           (.04)           .42           .38         --               --

CLASS B SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $11.28           (.03)           .85           .82         --             (.02)
For the year ended October 31, 2005          $10.30           (.12)          1.10           .98         --               --
For the period from December 10, 2003
  (commencement of operations) through
  October 31, 2004                           $10.00           (.08)           .38           .30         --               --

CLASS C SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $11.29           (.03)           .85           .82         --             (.02)
For the year ended October 31, 2005          $10.31           (.12)          1.10           .98         --               --
For the period from December 10, 2003
  (commencement of operations) through
  October 31, 2004                           $10.00           (.08)           .39           .31         --               --

CLASS R SHARES
For the period from April 21, 2006
  (commencement of operations) through
  April 30, 2006 (Unaudited)                 $12.22             --            .08           .08         --               --

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                            RATIO OF NET
                                                                             RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                   NET           RATIO OF     INCOME (LOSS)
  IN EXCESS                  NET                    NET        RATIO        INVESTMENT        EXPENSES       (PRIOR TO
   OF NET                   ASSET                 ASSETS,      OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                 END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO       PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL      PERIOD   AVERAGE NET         NET          TO AVERAGE       AVERAGE     TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F51>  (000S)  ASSETS(D)<F54> ASSETS(D)<F54>     NET ASSETS      NET ASSETS     RATE
------------- ------------- ------ -------------- -------  -------------- --------------  --------------- --------------- ---------

     --           (.02)     $12.31      7.65%(c)   $35,384      .80%(b)         .16%(b)         .85%(b)         .11%(b)    2.85%(c)
                                            <F53>                  <F52>           <F52>           <F52>           <F52>       <F53>
     --             --      $11.45     10.31%      $31,521      .80%           (.37)%           .96%(b)        (.53)%      5.02%
                                                                                                   <F52>

     --             --      $10.38      3.80%(c)   $19,632      .80%(b)        (.75)%(b)       1.28%(b)       (1.23)%(b)   1.50%(b)
                                            <F53>                  <F52>            <F52>          <F52>            <F52>      <F52>

     --           (.02)     $12.08      7.23%(c)   $23,480     1.55%(b)        (.57)%(b)       1.60%(b)        (.62)%(b)   2.85%(c)
                                            <F53>                  <F52>            <F52>          <F52>            <F52>      <F53>
     --             --      $11.28      9.51%      $21,712     1.55%          (1.13)%          1.71%          (1.29)%      5.02%

     --             --      $10.30      3.00%(c)   $13,809     1.55%(b)       (1.51)%(b)       2.03%(b)       (1.99)%(b)   1.50%(b)
                                            <F53>                  <F52>            <F52>          <F52>            <F52>      <F52>

     --           (.02)     $12.09      7.22%(c)   $17,314     1.55%(b)        (.59)%(b)       1.60%(b)        (.64)%(b)   2.85%(c)
                                            <F53>                  <F52>            <F52>          <F52>            <F52>      <F53>
     --             --      $11.29      9.51%      $14,450     1.55%          (1.13)%          1.71%          (1.29)%      5.02%

     --             --      $10.31      3.10%(c)    $8,982     1.55%(b)       (1.49)%(b)       2.03%(b)       (1.97)%(b)   1.50%(b)
                                            <F53>                  <F52>            <F52>          <F52>            <F52>      <F52>

     --             --      $12.30      0.65%(c)        $0      .00%(b)(e)      .00%(b)(e)      .00%(b)(e)      .00%(b)(e) 2.85%(c)
                                            <F53>                 <F52><F55>      <F52><F55>      <F52><F55>      <F52><F55>   <F53>

(a)<F51>   Excludes sales charge.
(b)<F52>   Annualized.
(c)<F53>   Not annualized.
(d)<F54>   After expense reimbursement from the Advisor, where applicable.
(e)<F55>   Amount is less than .00% due to rounding.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                               GENEVA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS  DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM   FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT  INVESTMENT    CAPITAL GAINS
                                       BEGINNING OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS    INCOME      ON INVESTMENTS
                                       -------------------  ----------  --------------  ----------  ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $16.57           (.05)          2.30           2.25        --              --
For the year ended October 31, 2005          $14.06           (.12)          2.63           2.51        --              --
For the year ended October 31, 2004          $12.65           (.12)          1.53           1.41        --              --
For the year ended October 31, 2003          $10.60           (.11)          2.16           2.05        --              --
For the year ended October 31, 2002          $10.55           (.11)           .16            .05        --              --
For the year ended October 31, 2001          $13.26           (.12)         (2.59)         (2.71)       --              --

CLASS B SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $15.79           (.11)          2.18           2.07        --              --
For the year ended October 31, 2005          $13.49           (.24)          2.54           2.30        --              --
For the year ended October 31, 2004          $12.23           (.23)          1.49           1.26        --              --
For the year ended October 31, 2003          $10.33           (.20)          2.10           1.90        --              --
For the year ended October 31, 2002          $10.36           (.17)           .14           (.03)       --              --
For the year ended October 31, 2001          $13.11           (.18)         (2.57)         (2.75)       --              --

CLASS C SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $15.97           (.09)          2.19           2.10        --              --
For the year ended October 31, 2005          $13.65           (.20)          2.52           2.32        --              --
For the year ended October 31, 2004          $12.37           (.23)          1.51           1.28        --              --
For the year ended October 31, 2003          $10.45           (.18)          2.10           1.92        --              --
For the year ended October 31, 2002          $10.48           (.15)           .12           (.03)       --              --
For the year ended October 31, 2001          $13.22           (.14)         (2.60)         (2.74)       --              --

CLASS R SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $16.57           (.05)          2.25           2.20        --              --
For the period from September 21, 2005
  (commencement of operations) through
  October 31, 2005                           $16.03           (.02)           .56            .54        --              --

                            NORTH TRACK FUNDS, INC.

                               GENEVA GROWTH FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                            RATIO OF NET
                                                                             RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                   NET           RATIO OF     INCOME (LOSS)
  IN EXCESS                  NET                    NET        RATIO        INVESTMENT        EXPENSES       (PRIOR TO
   OF NET                   ASSET                 ASSETS,      OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                 END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO       PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL      PERIOD   AVERAGE NET         NET          TO AVERAGE       AVERAGE     TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F56>  (000S)  ASSETS(D)<F59> ASSETS(D)<F59>     NET ASSETS      NET ASSETS     RATE
------------- ------------- ------ -------------- -------  -------------- --------------  --------------- --------------- ---------

     --            --       $18.82     13.58%(c)  $139,670      1.35%(b)       (.56)%(b)       1.35%(b)        (.56)%(b)   9.05%(c)
                                            <F58>                   <F57>           <F57>          <F57>            <F57>      <F58>
     --            --       $16.57     17.85%     $100,553      1.40%          (.98)%          1.40%           (.98)%     19.67%
     --            --       $14.06     11.15%      $50,825      1.54%         (1.16)%          1.54%          (1.16)%     26.31%
     --            --       $12.65     19.34%      $33,805      1.57%         (1.19)%          1.57%          (1.19)%     30.07%
     --            --       $10.60      0.47%      $22,497      1.56%         (1.23)%          1.56%          (1.23)%     18.71%
     --            --       $10.55    (20.44)%     $15,341      1.58%         (1.27)%          1.77%          (1.46)%     24.32%

     --            --       $17.86     13.11%(c)   $27,881      2.10%(b)      (1.32)%(b)       2.10%(b)       (1.32)%(b)   9.05%(c)
                                            <F58>                   <F57>           <F57>          <F57>            <F57>      <F58>
     --            --       $15.79     17.05%      $22,947      2.15%         (1.73)%          2.15%          (1.73)%     19.67%
     --            --       $13.49     10.30%      $16,810      2.30%         (1.91)%          2.30%          (1.91)%     26.31%
     --            --       $12.23     18.39%      $14,253      2.33%         (1.94)%          2.33%          (1.94)%     30.07%
     --            --       $10.33      (.29)%     $10,821      2.31%         (1.97)%          2.31%          (1.97)%     18.71%
     --            --       $10.36    (20.98)%      $6,347      2.33%         (2.02)%          2.52%          (2.21)%     24.32%

     --            --       $18.07     13.15%(c)   $18,434      2.10%(b)      (1.29)%(b)       2.10%(b)       (1.29)%(b)   9.05%(c)
                                            <F58>                   <F57>           <F57>          <F57>            <F57>      <F58>
     --            --       $15.97     17.00%      $11,395      2.15%         (1.73)%          2.15%          (1.73)%     19.67%
     --            --       $13.65     10.35%       $5,920      2.30%         (1.91)%          2.30%          (1.91)%     26.31%
     --            --       $12.37     18.37%       $4,578      2.33%         (1.94)%          2.33%          (1.94)%     30.07%
     --            --       $10.45      (.29)%      $2,706      2.30%         (1.96)%          2.30%          (1.96)%     18.71%
     --            --       $10.48    (20.73)%      $1,089      2.33%         (2.02)%          2.53%          (2.22)%     24.32%

     --            --       $18.77     13.28%(c)      $910      1.85%(b)       (.99)%(b)       1.85%(b)        (.99)%(b)   9.05%(c)
                                            <F58>                   <F57>           <F57>          <F57>            <F57>      <F58>

     --            --       $16.57      3.37%(c)      $413      1.88%(b)      (1.58)%(b)       1.88%(b)       (1.58)%(b)  19.67%(c)
                                            <F58>                   <F57>           <F57>          <F57>            <F57>      <F58>

(a)<F56>   Excludes sales charge.
(b)<F57>   Annualized.
(c)<F58>   Not annualized.
(d)<F59>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                           WISCONSIN TAX-EXEMPT FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS  DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM   FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT  INVESTMENT    CAPITAL GAINS
                                       BEGINNING OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS    INCOME      ON INVESTMENTS
                                       -------------------  ----------  --------------  ----------  ----------  ------------------
CLASS A SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $10.36            .18           (.07)          .11        (.18)            --
For the year ended October 31, 2005          $10.55            .37           (.19)          .18        (.37)            --
For the ten months ended October 31, 2004    $10.52            .30            .04           .34        (.31)            --
For the year ended December 31, 2003         $10.44            .40            .07           .47        (.39)            --
For the year ended December 31, 2002          $9.94            .40            .50           .90        (.40)            --
For the year ended December 31, 2001          $9.91            .42            .03           .45        (.42)            --
For the year ended December 31, 2000          $9.45            .44            .46           .90        (.44)            --

CLASS B SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $10.35            .14           (.06)          .08        (.14)            --
For the year ended October 31, 2005          $10.55            .29           (.20)          .09        (.29)            --
For the ten months ended October 31, 2004    $10.52            .24            .03           .27        (.24)            --
For the period from January 6, 2003
  (commencement of operations) through
  December 31, 2003                          $10.39            .32            .12           .44        (.31)            --

CLASS C SHARES
For the six months ended
  April 30, 2006 (Unaudited)                 $10.35            .15           (.08)          .07        (.14)            --
For the year ended October 31, 2005          $10.55            .29           (.20)          .09        (.29)            --
For the ten months ended October 31, 2004    $10.52            .24            .03           .27        (.24)            --
For the period from January 6, 2003
  (commencement of operations) through
  December 31, 2003                          $10.39            .32            .12           .44        (.31)            --

                            NORTH TRACK FUNDS, INC.

                           WISCONSIN TAX-EXEMPT FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                            RATIO OF NET
                                                                             RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                   NET           RATIO OF     INCOME (LOSS)
  IN EXCESS                  NET                    NET        RATIO        INVESTMENT        EXPENSES       (PRIOR TO
   OF NET                   ASSET                 ASSETS,      OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                 END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO       PORTFOLIO
   CAPITAL        TOTAL     END OF      TOTAL      PERIOD   AVERAGE NET         NET          TO AVERAGE       AVERAGE     TURNOVER
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F60>  (000S)  ASSETS(D)<F63> ASSETS(D)<F63>     NET ASSETS      NET ASSETS     RATE
------------- ------------- ------ -------------- -------  -------------- --------------  --------------- --------------- ---------

     --          (.18)      $10.29      1.08%(c)  $152,770      1.09%(b)       3.53%(b)        1.09%(b)        3.53%(b)    4.37%(c)
                                            <F62>                   <F61>          <F61>           <F61>           <F61>       <F62>
     --          (.37)      $10.36      1.68%     $150,097      1.09%          3.48%           1.09%           3.48%       8.03%
     --          (.31)      $10.55      3.26%(c)  $150,891      1.07%(b)       3.50%(b)        1.13%(b)        3.44%(b)    9.23%(c)
                                            <F62>                   <F61>          <F61>           <F61>           <F61>       <F62>
     --          (.39)      $10.52      4.63%     $156,647      1.00%          3.77%           1.07%           3.70%      11.06%
     --          (.40)      $10.44      9.26%     $145,947      1.10%          4.03%           1.10%           4.03%       8.02%
     --          (.42)       $9.94      4.56%      $52,945      1.15%          4.14%           1.15%           4.14%       6.31%
     --          (.44)       $9.91      9.74%      $52,116      1.05%          4.57%           1.09%           4.53%       5.89%

     --          (.14)      $10.29      0.82%(c)    $3,432      1.84%(b)       2.79%(b)        1.84%(b)        2.79%(b)    4.37%(c)
                                            <F62>                   <F61>          <F61>           <F61>           <F61>       <F62>
     --          (.29)      $10.35      0.86%       $3,535      1.84%          2.73%           1.84%           2.73%       8.03%
     --          (.24)      $10.55      2.66%(c)    $3,683      1.82%(b)       2.75%(b)        1.88%(b)        2.69%(b)    9.23%(c)
                                            <F62>                   <F61>          <F61>           <F61>           <F61>       <F62>

     --          (.31)      $10.52      4.33%(c)    $2,940      1.74%(b)       2.93%(b)        1.85%(b)        2.82%(b)   11.06%(b)
                                            <F62>                   <F61>          <F61>           <F61>           <F61>       <F61>

     --          (.14)      $10.28      0.72%(c)    $4,558      1.84%(b)       2.79%(b)        1.84%(b)        2.79%(b)    4.37%(c)
                                            <F62>                   <F61>          <F61>           <F61>           <F61>       <F62>
     --          (.29)      $10.35      0.87%       $4,195      1.84%          2.73%           1.84%           2.73%       8.03%
     --          (.24)      $10.55      2.66%(c)    $3,491      1.82%(b)       2.75%(b)        1.88%(b)        2.69%(b)    9.23%(c)
                                            <F62>                   <F61>          <F61>           <F61>           <F61>       <F62>

     --          (.31)      $10.52      4.34%(c)    $2,736      1.74%(b)       2.94%(b)        1.85%(b)        2.83%(b)   11.06%(b)
                                            <F62>                   <F61>          <F61>           <F61>           <F61>       <F61>

(a)<F60>   Excludes sales charge.
(b)<F61>   Annualized.
(c)<F62>   Not annualized.
(d)<F63>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2006 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES --

     North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine funds: S&P 100 Index Fund, NYSE Arca Tech 100 Index Fund (formerly the ArcaEx Tech 100 Index Fund), Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. This report contains the information for the S&P 100 Index Fund, NYSE Arca Tech 100 Index Fund, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund and Wisconsin Tax-Exempt Fund (individually "Fund", collectively "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

     The Funds each offer Class A Shares, Class B Shares and Class C Shares.
     The NYSE Arca Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have Class F Shares which are only available for purchase by the Strategic Allocation Fund. In addition, effective March 21, 2005, all of the Funds, with the exception of the Wisconsin Tax-Exempt Fund, began to offer Class R Shares. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

     The following is a summary of the significant accounting policies of North Track.

     (a)  Security Valuation

          Securities traded on a national securities exchange are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the last reported bid quotation.

          Long-term fixed income securities are valued daily using quotations provided by an independent pricing service.

          Short-term investments are valued at amortized cost, which approximates market value.

          Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures approved by North Track's Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Wisconsin Tax-Exempt Fund's securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers and general market conditions.

     (b)  Option Transactions

          To the extent consistent with their investment objectives the S&P 100 Index, NYSE Arca Tech 100 Index, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities and to enhance return. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

          Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

          Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or when a Fund has sold a put, the Fund will maintain in a segregated account with its custodian, cash or securities sufficient to cover the exercise price, or with respect to index options, the market value of the open position.

          There were no option contracts purchased or sold by any of the Funds during the six months ended April 30, 2006.

     (c)  Futures Contracts

          The S&P 100 Index, NYSE Arca Tech 100 Index, Dow Jones Equity Income 100 Plus, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices.

          Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

     (d)  Security Transactions

          Security transactions are recorded on a trade date basis. Interest income is recognized on an accrual basis. Discounts (including both original and market discount) and premiums purchased are amortized over the lives of the respective securities using the effective yield method. Acquisition discount assumes a constant accretion to the expected maturity date. Dividend income is recorded on the ex-dividend date.

     (e)  Net Realized Gains and Losses

          Net realized gains and losses on securities sales (including options and futures) are computed on the identified cost basis. Total net realized gains (losses) on investments for the six months ended April 30, 2006, were comprised of the following:

                                                                                                                        DOW JONES
                                                                                      NYSE ARCA        DOW JONES           U.S.
                                                                       S&P 100         TECH 100      EQUITY INCOME     HEALTH CARE
                                                                        INDEX           INDEX          100 PLUS          100 PLUS
                                                                       -------        ---------      -------------     -----------
          Net realized gains (losses) on investments                  $ 87,519      $(12,247,265)      $(46,011)        $428,264
          Net realized gains (losses) on futures                        90,875            32,230             --               --
                                                                      --------      ------------       --------         --------
          Total net realized gains (losses) on investments            $178,394      $(12,215,035)      $(46,011)        $428,264
                                                                      --------      ------------       --------         --------
                                                                      --------      ------------       --------         --------

                                                                      DOW JONES
                                                                         U.S.
                                                                      FINANCIAL       STRATEGIC         GENEVA          WISCONSIN
                                                                       100 PLUS       ALLOCATION        GROWTH          TAX-EXEMPT
                                                                      ---------       ----------        ------          ----------
          Net realized gains (losses) on investments                  $251,732          $290,988      $3,615,705         $59,465
          Net realized gains (losses) on futures                            --                --              --              --
                                                                      --------          --------      ----------         -------
          Total net realized gains (losses) on investments            $251,732          $290,988      $3,615,705         $59,465
                                                                      --------          --------      ----------         -------
                                                                      --------          --------      ----------         -------

     (f)  Federal Income Taxes

          Provision has not been made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 2005, the Funds' most recent fiscal year end, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions:

                                                                                        DOW JONES
                                                       NYSE ARCA       DOW JONES           U.S.
                                         S&P 100        TECH 100     EQUITY INCOME     HEALTH CARE
                                          INDEX          INDEX          100 PLUS         100 PLUS
                                         -------       ---------     -------------     -----------
          Expiration (10/31)
            2006                                --           --               --              --
            2007                                --           --               --              --
            2008                                --           --               --              --
            2009                                --           --               --              --
            2010                        $  436,716           --               --              --
            2011                            43,985     $161,205               --              --
            2012                                --           --               --              --
            2013                         1,468,911           --               --              --
                                        ----------     --------         --------        --------
            Total Amount                $1,949,612     $161,205               --              --
                                        ----------     --------         --------        --------
                                        ----------     --------         --------        --------

                                        DOW JONES
                                      U.S. FINANCIAL   STRATEGIC         GENEVA        WISCONSIN
                                         100 PLUS      ALLOCATION        GROWTH        TAX-EXEMPT
                                      --------------   ----------        ------        ----------
          Expiration (10/31)
            2006                                --           --               --              --
            2007                                --           --               --      $2,693,100
            2008                                --           --               --         782,415
            2009                                --           --               --       1,235,804
            2010                                --           --               --              --
            2011                                --           --         $345,087              --
            2012                                --           --               --              --
            2013                                --           --               --              --
                                          --------     --------         --------      ----------
            Total Amount                        --           --         $345,087      $4,711,319
                                          --------     --------         --------      ----------
                                          --------     --------         --------      ----------

          At October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

                                                                                                                        DOW JONES
                                                                                        NYSE ARCA        DOW JONES         U.S.
                                                                        S&P 100         TECH 100       EQUITY INCOME   HEALTH CARE
                                                                         INDEX            INDEX           100 PLUS       100 PLUS
                                                                        -------         ---------      -------------   -----------
          Undistributed Ordinary Income                               $ 1,165,125    $          --       $  88,248      $       --
          Undistributed Long-Term Capital Gains                                --               --           9,383         870,521
                                                                      -----------    -------------       ---------      ----------
          Distributable Earnings                                        1,165,125               --          97,631         870,521
          Accumulated Capital and Other Losses                         (1,949,612)        (161,205)             --              --
          Net Unrealized Appreciation (Depreciation) on Investments    33,826,053     (117,910,321)       (450,993)      7,838,155
                                                                      -----------    -------------       ---------      ----------
          Total Accumulated Earnings (Deficit)                        $33,041,566    $(118,071,526)      $(353,362)     $8,708,676
                                                                      -----------    -------------       ---------      ----------
                                                                      -----------    -------------       ---------      ----------

                                                                       DOW JONES
                                                                    U.S. FINANCIAL      STRATEGIC          GENEVA       WISCONSIN
                                                                       100 PLUS        ALLOCATION          GROWTH       TAX-EXEMPT
                                                                    --------------     ----------          ------       ----------
          Undistributed Ordinary Income                                $  627,491      $       --      $        --     $    20,668
          Undistributed Long-Term Capital Gains                           331,695          92,582               --              --
                                                                       ----------      ----------      -----------     -----------
          Distributable Earnings                                          959,186          92,582               --          20,668
          Accumulated Capital and Other Losses                                 --              --         (345,087)     (4,711,319)
          Net Unrealized Appreciation (Depreciation) on Investments     8,186,565       4,955,849       31,608,999       3,247,432
                                                                       ----------      ----------      -----------     -----------
          Total Accumulated Earnings (Deficit)                         $9,145,751      $5,048,431      $31,263,912     $(1,443,219)
                                                                       ----------      ----------      -----------     -----------
                                                                       ----------      ----------      -----------     -----------

          During the period ended October 31, 2005, the tax character of distributions paid were as follows:

                                                                                                  DOW JONES
                                                               NYSE ARCA        DOW JONES           U.S.
                                              S&P 100          TECH 100       EQUITY INCOME      HEALTH CARE
                                               INDEX             INDEX           100 PLUS         100 PLUS
                                              -------          ---------      -------------      -----------
          Ordinary Income                    $2,216,503             --           $74,498                --
          Long-Term Capital Gain                     --             --                --          $234,153

                                             DOW JONES
                                           U.S. FINANCIAL      STRATEGIC          GENEVA          WISCONSIN
                                              100 PLUS        ALLOCATION          GROWTH         TAX-EXEMPT
                                           --------------     ----------          ------         ----------
          Ordinary Income                      $400,075             --                --                --
          Long-Term Capital Gain                139,547             --                --                --

          At October 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                                                  DOW JONES
                                                               NYSE ARCA        DOW JONES           U.S.
                                              S&P 100          TECH 100       EQUITY INCOME      HEALTH CARE
                                               INDEX             INDEX           100 PLUS         100 PLUS
                                              -------          ---------      -------------      -----------
          Ordinary Income                      $960,626             --                --                --
          Long-Term Capital Gain                     --             --                --          $234,155

                                             DOW JONES
                                           U.S. FINANCIAL      STRATEGIC          GENEVA          WISCONSIN
                                              100 PLUS        ALLOCATION          GROWTH         TAX-EXEMPT
                                           --------------     ----------          ------         ----------
          Ordinary Income                      $301,697             --                --            $7,746
          Long-Term Capital Gain                139,546             --                --                --

          During the period ended October 31, 2004, the tax character of distributions paid were as follows:

                                                                                                  DOW JONES
                                                               NYSE ARCA        DOW JONES           U.S.
                                              S&P 100          TECH 100       EQUITY INCOME      HEALTH CARE
                                               INDEX             INDEX           100 PLUS         100 PLUS
                                              -------          ---------      -------------      -----------
          Ordinary Income                    $1,191,016             --                --                --
          Long-Term Capital Gain                     --             --                --                --

                                             DOW JONES
                                           U.S. FINANCIAL      STRATEGIC          GENEVA          WISCONSIN
                                              100 PLUS        ALLOCATION          GROWTH         TAX-EXEMPT
                                           --------------     ----------          ------         ----------
          Ordinary Income                      $250,985             --                --                --
          Long-Term Capital Gain                     --             --                --                --

          The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.

          Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (g)  Expenses

          Expenses associated with a specific North Track Fund are charged to that Fund. Common expenses are allocated between the Funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds, or other equitable means.

          Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

     (h)  Distributions to Shareholders

          Dividends from net investment income are accrued daily and paid monthly for the Wisconsin Tax-Exempt Fund. Dividends from net investment income, if any, are declared and paid annually for the S&P 100 Index Fund, NYSE Arca Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S Financial 100 Plus Fund, Strategic Allocation Fund and Geneva Growth Fund and quarterly for the Dow Jones Equity Income 100 Plus Fund. Distributable net capital gains, if any, are declared and distributed at least annually.

     (i)  Organization and Offering Costs

          Organization costs consist of costs incurred to establish Funds and enable them legally to do business. The Funds expense organization costs as incurred. Fees related to preparing the Funds' initial registration statement are offering costs. Offering costs are accounted for as a deferred charge and are amortized to expense over twelve months on a straight-line basis.

     (j)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -

     Commencing June 1, 2005, Ziegler Capital Management, LLC ("ZCM") is investment advisor for all of the Funds covered in this report pursuant to Investment Advisory Agreements ("Agreements"). ZCM is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with ZCM. Under the Agreements, the S&P 100 Index Fund pays ZCM a monthly fee at an annual rate of .575% of the first $20,000,000 of the Fund's average daily net assets, .45% of the next $30,000,000, .40% of the next $50,000,000, .35% of the next $400,000,000 and .30% of average daily net assets over $500,000,000. Effective August 19, 2005, ZCM has voluntarily committed to reimburse expenses in the amount of 0.10% of average daily net assets. For the six months ended April 30, 2006, ZCM reimbursed the S&P 100 Index Fund $77,536.

     Under the Agreements, the NYSE Arca Tech 100 Index Fund pays ZCM a monthly fee at an annual rate of .50% of the first $50,000,000 of the Fund's average daily net assets, .30% of the next $200,000,000, .25% of the next $250,000,000, and .20% of average daily net assets in excess of $500,000,000.

     Under the Agreements, the Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund, each pay ZCM a monthly fee at an annual rate of .55% of the first $100,000,000 of such Fund's average daily net assets, .50% of the next $400,000,000, and .45% of average daily net assets in excess of $500,000,000. ZCM has contractually committed to waive fees and/or reimburse expenses from March 1, 2006 through February 28, 2007, so that operating expenses during this period will not exceed 1.35% for Class A shares, 2.10% for Class B and C shares and 1.85% for Class R shares for the Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. ZCM has also contractually committed to waive fees and/or reimburse expenses from March 1, 2006 through February 28, 2007 for the Dow Jones Equity Income 100 Plus Fund, so that operating expenses during this period will not exceed 1.15% for Class A shares, 1.90% for Class B and C shares, and 1.65% for Class R shares. For the six months ended April 30, 2006, ZCM reimbursed the Dow Jones U.S. Health Care 100 Plus Fund, the Dow Jones U.S. Financial 100 Plus Fund, and the Dow Jones Equity Income 100 Plus Fund $807, $2,753, and $63,324 respectively.

     Under the Agreements, the Strategic Allocation Fund pays ZCM a monthly fee at an annual rate of .10% of the Fund's average daily net assets. For the six months ended April 30, 2006, ZCM voluntarily reimbursed the Fund $19,043.

     Under the Agreements, the Geneva Growth Fund pays ZCM a monthly fee based on the Fund's average daily net assets at an annual rate of .75% of the first $250,000,000 of the Fund's average daily net assets, .70% of the next $250,000,000, and .65% on the average daily net assets in excess of $500,000,000. Under a Sub-Advisory Agreement, ZCM has retained Geneva Capital Management ("Geneva") to manage the Geneva Growth Fund. ZCM, in turn, pays Geneva 50% of the fee paid by the Geneva Growth Fund.

     Under the Agreements, the Wisconsin Tax-Exempt Fund pays ZCM a monthly fee at an annual rate of .50% of the first $250,000,000 of the Fund's average daily net assets, and .40% of the Fund's average daily net assets in excess of $250,000.000.

     B.C. Ziegler and Company ("BCZ"), a wholly owned subsidiary of The Ziegler Companies, Inc., provides administration and fund accounting services to the North Track Funds. Under the Administration Agreements, each Fund pays BCZ a monthly fee based on .10% of the Funds' average daily net assets.

     Under the Accounting Agreement, each Fund pays BCZ a monthly fee based on a $13,000 annual fee plus .05% annually of the first $100 million of average daily net assets, .03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets. There is no additional charge for assets in excess of $500 million.

     The fees incurred by the Funds for the administration and the accounting and pricing services for the six months ended April 30, 2006 are stated separately in the Statement of Operations.

     North Track has approved a Rule 12b-1 Distribution Plan (the "Plan") with respect to Class A, Class B, Class C and Class R shares pursuant to the Investment Company Act of 1940 and a Distribution Agreement with BCZ. Accordingly, the Funds make payments to BCZ at an annual rate of .25% of Class A average daily net assets, 1.00% of Class B and Class C average daily net assets and 0.75% of Class R average daily net assets. The payments provide compensation for distribution and servicing expense which include, but are not limited to, payments to broker-dealers that have entered into sales agreements with respect to shares of the Funds. Fees incurred by the Funds under the Plan during the six months ended April 30, 2006, are stated separately in the Statement of Operations.

     The net amount of sales charges deducted from the proceeds of the sale or redemption of capital shares which were retained by BCZ or paid to an affiliated broker-dealer for the six months ended April 30, 2006, was as follows:

                                                  CONTINGENT DEFERRED     UNDERWRITER        DEALER
                                                      SALES CHARGE         COMMISSION      COMMISSION
                                                  -------------------     -----------      ----------
     S&P 100 Index Fund                                 $22,891             $  5,634        $  9,558
     NYSE Arca Tech 100 Index Fund                       18,337               28,066           8,019
     Dow Jones Equity Income 100 Plus Fund                  381               15,488          20,060
     Dow Jones U.S. Health Care 100 Plus Fund               412                7,074           3,182
     Dow Jones U.S Financial 100 Plus Fund                  418                3,019           1,127
     Strategic Allocation Fund                            3,514               20,753          14,188
     Geneva Growth Fund                                     570               28,638          46,031
     Wisconsin Tax-Exempt Fund                              995               18,746          15,677
                                                        -------             --------        --------
                                        Total           $47,518             $127,418        $117,842
                                                        -------             --------        --------
                                                        -------             --------        --------

3.   INVESTMENT TRANSACTIONS --

     Purchases at cost and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2006, aggregated, were as follows:

                                                      PURCHASES      PROCEEDS
                                                       AT COST      FROM SALES
                                                     ----------     ----------
     S&P 100 Index Fund                              $ 5,618,067   $29,250,395
     NYSE Arca Tech 100 Index Fund                    33,157,206    43,829,891
     Dow Jones Equity Income 100 Plus Fund             6,540,839     1,635,706
     Dow Jones U.S. Health Care 100 Plus Fund         11,463,363    13,815,310
     Dow Jones U.S. Financial 100 Plus Fund            7,356,238     7,464,040
     Strategic Allocation Fund                         5,824,210     2,076,990
     Geneva Growth Fund                               44,007,464    14,618,202
     Wisconsin Tax-Exempt Fund                         8,175,465     6,786,188

     Net unrealized appreciation (depreciation) on securities held by the Funds and the total cost of securities (excluding tax adjustments) as of April 30, 2006, were as follows:

                                                                                                               DOW JONES
                                                                              NYSE ARCA        DOW JONES          U.S.
                                                             S&P 100          TECH 100       EQUITY INCOME    HEALTH CARE
                                                              INDEX             INDEX           100 PLUS        100 PLUS
                                                             -------          ---------      -------------    -----------
       Unrealized appreciation                             $ 67,828,725     $103,661,282      $ 1,508,870     $14,888,463
       Unrealized depreciation                              (23,049,223)    (164,286,723)        (499,969)     (4,977,440)
                                                           ------------     ------------      -----------     -----------
       Net unrealized appreciation (depreciation)          $ 44,779,502     $(60,625,441)     $(1,008,901)    $ 9,911,023
                                                           ------------     ------------      -----------     -----------
                                                           ------------     ------------      -----------     -----------
       Cost of investments                                 $105,107,680     $522,495,666      $17,653,831     $65,477,626

                                                            DOW JONES
                                                               U.S.
                                                            FINANCIAL         STRATEGIC          GENEVA       WISCONSIN
                                                             100 PLUS        ALLOCATION          GROWTH       TAX-EXEMPT
                                                            ---------        ----------          ------       ----------
       Unrealized appreciation                              $17,206,916      $ 9,425,472     $ 50,442,356    $  3,839,699
       Unrealized depreciation                               (1,273,729)              --       (2,358,851)     (1,631,908)
                                                            -----------      -----------     ------------    ------------
       Net unrealized appreciation (depreciation)           $15,933,187      $ 9,425,472     $ 48,083,505    $  2,207,791
                                                            -----------      -----------     ------------    ------------
                                                            -----------      -----------     ------------    ------------
       Cost of investments                                  $55,576,289      $66,728,256     $136,097,915    $153,507,966

4.   LINE OF CREDIT --

     North Track has available a line of credit of $15,000,000. Each Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets excluding the borrowed amounts. Interest expense incurred in connection with such borrowings was not material during the period. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. Each Fund's policies allow borrowings only for temporary or emergency purposes. Total available capacity under the North Track line of credit was $14,900,000 at April 30, 2006. The average interest rate paid on outstanding borrowings was 6.75% for the six-month period ended April 30, 2006.

5.   SECURITIES LENDING --

     The Funds may lend securities in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S. Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds that loaned the securities. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

     As of April 30, 2006, the S&P 100 Index, NYSE Arca Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Geneva Growth Funds had on loan securities valued at $11,668,795, $52,936,239, $7,254,242, $4,054,009 and $54,090,611, respectively, and collateral of $12,072,265, $55,002,195, $7,481,738, $4,176,514 and
     $55,764,495 respectively.

6.   CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are currently divided into nine series: S&P 100 Index Fund, NYSE Arca Tech 100 Index Fund, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, each Fund has designated Class B (contingent deferred sales charge) shares, Class C (contingent deferred sales charge) shares and Class R shares. The NYSE Arca Tech 100 Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund have designated Class F Shares which are available only to the Strategic Allocation Fund. The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

     (b) Capital share activity during the periods ended October 31, 2005 and April 30, 2006, were as follows:

                                                                                                  DOW JONES
                                                               NYSE ARCA         DOW JONES          U.S.
                                              S&P 100          TECH 100        EQUITY INCOME     HEALTH CARE
     CLASS A SHARES                            INDEX             INDEX       100 PLUS(A)<F64>     100 PLUS
     --------------                           -------          ---------     ----------------    -----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                    4,460,634       13,654,188                --        2,711,573
       Shares issued                            196,244        2,778,618           835,353          892,584
       Shares issued in distributions            52,410               --             4,143            8,655
       Shares redeemed                         (974,187)      (3,890,633)          (16,264)      (1,002,552)
                                              ---------       ----------         ---------       ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2005                    3,735,101       12,542,173           823,232        2,610,260
       Shares issued                             48,645        1,535,286           438,194          303,558
       Shares issued in distributions            36,830               --            15,555           26,568
       Shares redeemed                         (546,334)      (1,551,154)         (139,486)        (499,897)
                                              ---------       ----------         ---------       ----------
     SHARES OUTSTANDING
       AT APRIL 30, 2006                      3,274,242       12,526,305         1,137,495        2,440,489
                                              ---------       ----------         ---------       ----------
                                              ---------       ----------         ---------       ----------

                                             DOW JONES
                                                U.S.
                                             FINANCIAL         STRATEGIC          GENEVA          WISCONSIN
     CLASS A SHARES                           100 PLUS        ALLOCATION          GROWTH         TAX-EXEMPT
     --------------                          ---------        ----------          ------         ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                    2,200,633        1,892,042         3,615,666       14,301,128
       Shares issued                            339,799        1,352,428         3,082,554        1,323,497
       Shares issued in distributions            20,484               --                --          364,767
       Shares redeemed                         (723,066)        (491,771)         (631,266)      (1,495,506)
                                              ---------        ---------         ---------       ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2005                    1,837,850        2,752,699         6,066,954       14,493,886
       Shares issued                            190,853          390,721         1,815,780          941,128
       Shares issued in distributions            31,567            3,317                --          185,693
       Shares redeemed                         (258,881)        (271,221)         (461,313)        (778,606)
                                              ---------        ---------         ---------       ----------
     SHARES OUTSTANDING
       AT APRIL 30, 2006                      1,801,389        2,875,516         7,421,421       14,842,101
                                              ---------        ---------         ---------       ----------
                                              ---------        ---------         ---------       ----------

     (a)<F64>  Commencement of Operations April 1, 2005.

                                                                                                  DOW JONES
                                                               NYSE ARCA         DOW JONES          U.S.
                                              S&P 100          TECH 100        EQUITY INCOME     HEALTH CARE
     CLASS B SHARES                            INDEX             INDEX       100 PLUS(A)<F65>     100 PLUS
     --------------                           -------          ---------     ----------------    -----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                    1,564,360        4,921,507                --        1,299,658
       Shares issued                             31,441          186,126           305,679           88,512
       Shares issued in distributions             7,505               --             1,092            4,282
       Shares redeemed                         (455,467)      (1,093,965)           (1,956)        (239,207)
                                              ---------       ----------           -------        ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2005                    1,147,839        4,013,668           304,815        1,153,245
       Shares issued                             12,936           92,484           122,025           35,551
       Shares issued in distributions             2,761               --             4,935           11,978
       Shares redeemed                         (172,394)        (374,880)           (9,336)        (136,014)
                                              ---------       ----------           -------        ---------
     SHARES OUTSTANDING
       AT APRIL 30, 2006                        991,142        3,731,272           422,439        1,064,760
                                              ---------       ----------           -------        ---------
                                              ---------       ----------           -------        ---------

                                             DOW JONES
                                                U.S.
                                             FINANCIAL         STRATEGIC          GENEVA          WISCONSIN
     CLASS B SHARES                           100 PLUS        ALLOCATION          GROWTH         TAX-EXEMPT
     --------------                          ---------        ----------          ------         ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                      928,571        1,340,447         1,245,990          349,022
       Shares issued                             48,849          750,028           375,512           34,912
       Shares issued in distributions             3,423               --                --            5,210
       Shares redeemed                         (196,732)        (166,300)         (168,105)         (47,612)
                                               --------       ----------         ---------          -------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2005                      784,111        1,924,175         1,453,397          341,532
       Shares issued                             17,767          154,309           196,112           14,871
       Shares issued in distributions             7,789            2,315                --            2,380
       Shares redeemed                          (89,423)        (137,090)          (88,510)         (25,158)
                                               --------       ----------         ---------          -------
     SHARES OUTSTANDING
       AT APRIL 30, 2006                        720,244        1,943,709         1,560,999          333,625
                                               --------       ----------         ---------          -------
                                               --------       ----------         ---------          -------

     (a)<F65>  Commencement of operations April 1, 2005.

                                                                                                  DOW JONES
                                                               NYSE ARCA         DOW JONES          U.S.
                                              S&P 100          TECH 100        EQUITY INCOME     HEALTH CARE
     CLASS C SHARES                            INDEX             INDEX       100 PLUS(A)<F66>     100 PLUS
     --------------                           -------          ---------     ----------------    -----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                      440,221        1,428,382                --        1,010,505
       Shares issued                             24,417          479,565           153,344          239,987
       Shares issued in distributions             2,416               --               560            3,293
       Shares redeemed                         (148,260)        (397,047)           (3,385)        (217,636)
                                               --------        ---------           -------        ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2005                      318,794        1,510,900           150,519        1,036,149
       Shares issued                             11,100          119,784            61,701           65,146
       Shares issued in distributions               363               --             2,339           10,745
       Shares redeemed                         (116,262)        (261,964)          (10,546)         (85,184)
                                               --------        ---------           -------        ---------
     SHARES OUTSTANDING
       AT APRIL 30, 2006                        213,995        1,368,720           204,013        1,026,856
                                               --------        ---------           -------        ---------
                                               --------        ---------           -------        ---------

                                             DOW JONES
                                                U.S.
                                             FINANCIAL         STRATEGIC          GENEVA          WISCONSIN
     CLASS C SHARES                           100 PLUS        ALLOCATION          GROWTH         TAX-EXEMPT
     --------------                          ---------        ----------          ------         ----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                      827,269          871,453           433,715          331,031
       Shares issued                            194,678          594,061           343,603          140,777
       Shares issued in distributions             3,421               --                --            8,594
       Shares redeemed                         (176,836)        (185,556)          (63,933)         (74,962)
                                               --------        ---------         ---------          -------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2005                      848,532        1,279,958           713,385          405,440
       Shares issued                             56,769          243,661           341,382           62,244
       Shares issued in distributions             9,052            1,598                --            4,393
       Shares redeemed                          (68,739)         (92,744)         ( 34,657)         (28,816)
                                               --------        ---------         ---------          -------
     SHARES OUTSTANDING
       AT APRIL 30, 2006                        845,614        1,432,473         1,020,110          443,261
                                               --------        ---------         ---------          -------
                                               --------        ---------         ---------          -------

     (a)<F66>  Commencement of operations April 1, 2005.

                                                               DOW JONES         DOW JONES
                                             NYSE ARCA           U.S.              U.S.
                                              TECH 100        HEALTH CARE        FINANCIAL
     CLASS F SHARES                            INDEX           100 PLUS          100 PLUS
     --------------                          ---------        -----------        ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                      687,349        1,339,081         1,261,406
       Shares issued                            342,332          721,508           640,684
       Shares issued in distributions                --               --                --
       Shares redeemed                          (55,458)         (77,424)          (71,508)
                                              ---------        ---------         ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2005                      974,223        1,983,165         1,830,582
       Shares issued                             71,419          149,472           175,619
       Shares issued in distributions                --               --                --
       Shares redeemed                          (34,023)         (56,285)          (42,169)
                                              ---------        ---------         ---------
     SHARES OUTSTANDING
       AT APRIL 30, 2006                      1,011,619        2,076,352         1,964,032
                                              ---------        ---------         ---------
                                              ---------        ---------         ---------

                                                                                                       DOW JONES
                                                               NYSE ARCA           DOW JONES             U.S.
                                              S&P 100          TECH 100          EQUITY INCOME        HEALTH CARE
     CLASS R SHARES                        INDEX(B)<F67>     INDEX(C)<F68>     100 PLUS(D)<F69>    100 PLUS(B)<F67>
     --------------                        -------------     -------------     ----------------    ----------------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                         --                --                 --                  --
       Shares issued                               16             1,152                  1                 615
       Shares issued in distributions              --                --                 --                  --
       Shares redeemed                             --                (5)                --                  --
                                               ------           -------             ------               -----
     SHARES OUTSTANDING
       AT OCTOBER 31, 2005                         16             1,147                  1                 615
       Shares issued                           10,183            30,443                 18               6,433
       Shares issued in distributions               1                --                 --                   7
       Shares redeemed                           (102)          (16,313)                --                  (1)
                                               ------           -------             ------               -----
     SHARES OUTSTANDING
       AT APRIL 30, 2006                       10,098            15,277                 19               7,054
                                               ------           -------             ------               -----
                                               ------           -------             ------               -----

                                             DOW JONES
                                                U.S.
                                             FINANCIAL          STRATEGIC           GENEVA
     CLASS R SHARES                       100 PLUS(B)<F67>  ALLOCATION(E)<F70>  GROWTH(F)<F71>
     --------------                       ----------------  ------------------  --------------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                         --                --                 --
       Shares issued                                2                --             25,008
       Shares issued in distributions              --                --                 --
       Shares redeemed                             --                --                (82)
                                                -----            ------             ------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2005                          2                --             24,926
       Shares issued                            4,444                20             30,721
       Shares issued in distributions              --                --                 --
       Shares redeemed                             --                --             (7,146)
                                                -----            ------             ------
     SHARES OUTSTANDING
       AT APRIL 30, 2006                        4,446                20             48,501
                                                -----            ------             ------
                                                -----            ------             ------

     (b)<F67> Inception date of March 21, 2005. Effective date of September 27, 2005.
     (c)<F68>   Inception date of March 21, 2005. Effective date of August 1,
                2005.
     (d)<F69> Inception date of April 1, 2005. Effective date of September 27, 2005.
     (e)<F70>   Inception date of March 21, 2005. Effective date of April 21,
                2006.
     (f)<F71> Inception date of March 21, 2005. Effective date of September 21, 2005.

     c) For the S&P 100 Index, NYSE Arca Tech 100 Index, Dow Jones Equity Income 100 Plus, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Strategic Allocation and Geneva Growth Funds, the maximum offering price per Class A Share is computed based on a maximum front-end sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

          For the Wisconsin Tax-Exempt Fund, the maximum offering price per Class A share is computed based on a maximum front-end sales charge of 3.50% of the offering price or 3.62% of the net asset value. For this Fund, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

7.   FUTURES CONTRACTS --

     Futures contracts activity for the six months ended April 30, 2006, for the S&P 100 Index and NYSE Arca Tech 100 Index Funds, respectively, was as follows:

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
     S&P 100 INDEX FUND:
     Outstanding at October 31, 2005              7            $    419,335
     Contracts opened                           262              16,687,440
     Contracts closed                          (268)            (17,042,070)
                                               ----            ------------
     Outstanding at April 30, 2006                1                 $64,705
                                               ----            ------------
                                               ----            ------------
     NYSE ARCA TECH 100 INDEX FUND:
     Outstanding at October 31, 2005              5                $775,100
     Contracts opened                           120              20,377,730
     Contracts closed                          (117)            (19,781,150)
                                               ----            ------------
     Outstanding at April 30, 2006                8            $  1,371,680
                                               ----            ------------
                                               ----            ------------

     The number of financial futures contracts and the gross unrealized appreciation (depreciation) at April 30, 2006, for each Fund were as follows:

                                                               UNREALIZED
                                                NUMBER        APPRECIATION
                                             OF CONTRACTS    (DEPRECIATION)
                                             ------------    --------------
     S&P 100 INDEX FUND:
     S&P 500 E-Mini Index Futures
       expiring June 2006                         1              $1,090

     NYSE ARCA TECH 100 INDEX FUND:
     NASDAQ 100 Index Futures
       expiring June 2006                         8             $(2,880)

     The Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund had no futures contract activity during the six months ended April 30, 2006.

                        EXPENSE INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the North Track Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 to April 30, 2006.

ACTUAL EXPENSES

For each fund class, the first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each fund class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

S&P 100 INDEX FUND

                                             BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
                                               VALUE 11/1/05        VALUE 4/30/06      PERIOD 11/1/05-4/30/06*<F72>
                                             -----------------      --------------     ----------------------------
Class A
Actual                                           $1,000.00            $1,076.80                   $5.56
Hypothetical (5% return before expenses)         $1,000.00            $1,019.44                   $5.41

Class B
Actual                                           $1,000.00            $1,072.60                   $9.40
Hypothetical (5% return before expenses)         $1,000.00            $1,015.72                   $9.15

Class C
Actual                                           $1,000.00            $1,073.10                   $9.41
Hypothetical (5% return before expenses)         $1,000.00            $1,015.72                   $9.15

Class R
Actual                                           $1,000.00            $1,074.30                   $8.13
Hypothetical (5% return before expenses)         $1,000.00            $1,016.96                   $7.90

*<F72>  Expenses are equal to the annualized expense ratio for each class (A:
        1.08%; B: 1.83%; C: 1.83%; R: 1.58%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

NYSE ARCA TECH 100 INDEX FUND

                                             BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
                                               VALUE 11/1/05        VALUE 4/30/06      PERIOD 11/1/05-4/30/06*<F73>
                                             -----------------      --------------     ----------------------------
Class A
Actual                                           $1,000.00            $1,090.50                   $5.08
Hypothetical (5% return before expenses)         $1,000.00            $1,019.93                   $4.91

Class B
Actual                                           $1,000.00            $1,086.80                   $8.95
Hypothetical (5% return before expenses)         $1,000.00            $1,016.22                   $8.65

Class C
Actual                                           $1,000.00            $1,086.60                   $8.95
Hypothetical (5% return before expenses)         $1,000.00            $1,016.22                   $8.65

Class F
Actual                                           $1,000.00            $1,092.20                   $3.79
Hypothetical (5% return before expenses)         $1,000.00            $1,021.17                   $3.66

Class R
Actual                                           $1,000.00            $1,088.00                   $7.66
Hypothetical (5% return before expenses)         $1,000.00            $1,021.06                   $7.42

*<F73>  Expenses are equal to the annualized expense ratio for each class (A:
        .98%; B: 1.73%; C: 1.73%; F: .73%; R: 1.48%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

DOW JONES EQUITY INCOME 100 PLUS FUND

                                             BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
                                               VALUE 11/1/05        VALUE 4/30/06      PERIOD 11/1/05-4/30/06*<F74>
                                             -----------------      --------------     ----------------------------
Class A
Actual                                           $1,000.00            $1,111.70                   $6.02
Hypothetical (5% return before expenses)         $1,000.00            $1,019.09                   $5.76

Class B
Actual                                           $1,000.00            $1,108.70                   $9.93
Hypothetical (5% return before expenses)         $1,000.00            $1,015.37                   $9.49

Class C
Actual                                           $1,000.00            $1,108.20                   $9.88
Hypothetical (5% return before expenses)         $1,000.00            $1,015.42                   $9.44

Class R
Actual                                           $1,000.00            $1,109.00                   $8.63
Hypothetical (5% return before expenses)         $1,000.00            $1,016.61                   $8.25

*<F74>  Expenses are equal to the annualized expense ratio for each class (A:
        1.15%; B: 1.90%; C: 1.89; R: 1.65%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                                             BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
                                               VALUE 11/1/05        VALUE 4/30/06      PERIOD 11/1/05-4/30/06*<F75>
                                             -----------------      --------------     ----------------------------
Class A
Actual                                           $1,000.00            $1,018.80                   $ 6.71
Hypothetical (5% return before expenses)         $1,000.00            $1,018.15                   $ 6.71

Class B
Actual                                           $1,000.00            $1,015.80                   $10.45
Hypothetical (5% return before expenses)         $1,000.00            $1,014.43                   $10.44

Class C
Actual                                           $1,000.00            $1,015.80                   $10.45
Hypothetical (5% return before expenses)         $1,000.00            $1,014.43                   $10.44

Class F
Actual                                           $1,000.00            $1,020.40                   $ 5.46
Hypothetical (5% return before expenses)         $1,000.00            $1,019.39                   $ 5.46

Class R
Actual                                           $1,000.00            $1,017.00                   $ 9.20
Hypothetical (5% return before expenses)         $1,000.00            $1,015.67                   $ 9.20

*<F75>  Expenses are equal to the annualized expense ratio for each class (A:
        1.34%; B: 2.09%; C: 2.09%; F: 1.09%; R: 1.84%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

                                             BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
                                               VALUE 11/1/05        VALUE 4/30/06      PERIOD 11/1/05-4/30/06*<F76>
                                             -----------------      --------------     ----------------------------
Class A
Actual                                           $1,000.00            $1,126.50                   $ 7.12
Hypothetical (5% return before expenses)         $1,000.00            $1,018.10                   $ 6.76

Class B
Actual                                           $1,000.00            $1,123.30                   $11.00
Hypothetical (5% return before expenses)         $1,000.00            $1,014.43                   $10.44

Class C
Actual                                           $1,000.00            $1,123.20                   $11.00
Hypothetical (5% return before expenses)         $1,000.00            $1,014.43                   $10.44

Class F
Actual                                           $1,000.00            $1,128.00                   $ 5.80
Hypothetical (5% return before expenses)         $1,000.00            $1,019.34                   $ 5.51

Class R
Actual                                           $1,000.00            $1,123.70                   $ 9.74
Hypothetical (5% return before expenses)         $1,000.00            $1,015.62                   $ 9.25

*<F76>  Expenses are equal to the annualized expense ratio for each class (A:
        1.35%; B: 2.10%; C: 2.10%; F: 1.10%; R: 1.85%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

STRATEGIC ALLOCATION FUND

                                             BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
                                               VALUE 11/1/05        VALUE 4/30/06      PERIOD 11/1/05-4/30/06*<F77>
                                             -----------------      --------------     ----------------------------
Class A
Actual                                           $1,000.00            $1,076.50                   $4.12
Hypothetical (5% return before expenses)         $1,000.00            $1,020.83                   $4.01

Class B
Actual                                           $1,000.00            $1,030.90                   $7.81
Hypothetical (5% return before expenses)         $1,000.00            $1,017.11                   $7.75

Class C
Actual                                           $1,000.00            $1,031.90                   $7.81
Hypothetical (5% return before expenses)         $1,000.00            $1,017.11                   $7.75

Class R
Actual                                           $1,000.00            $1,006.50                   $1.25
Hypothetical (5% return before expenses)         $1,000.00            $1,018.35                   $1.26

*<F77>  Expenses are equal to the annualized expense ratio for each class (A:
        .80%; B: 1.55%; C: 1.55%; R: 1.30%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period for the A, B, and C shares, and the hypothetical example for the R shares. The actual example for the R shares is multiplied by 9/365 to reflect the period since the first sale of the share class. The Strategic Allocation Fund is a fund of funds. The expense ratios indicated for the Strategic Allocation Fund do not include the expenses of the underlying funds.

GENEVA GROWTH FUND

                                             BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
                                               VALUE 11/1/05        VALUE 4/30/06      PERIOD 11/1/05-4/30/06*<F78>
                                             -----------------      --------------     ----------------------------
Class A
Actual                                           $1,000.00            $1,135.80                   $ 7.15
Hypothetical (5% return before expenses)         $1,000.00            $1,018.10                   $ 6.76

Class B
Actual                                           $1,000.00            $1,131.10                   $11.10
Hypothetical (5% return before expenses)         $1,000.00            $1,014.38                   $10.49

Class C
Actual                                           $1,000.00            $1,131.50                   $11.10
Hypothetical (5% return before expenses)         $1,000.00            $1,014.38                   $10.49

Class R
Actual                                           $1,000.00            $1,132.80                   $ 9.78
Hypothetical (5% return before expenses)         $1,000.00            $1,015.62                   $ 9.25

*<F78>  Expenses are equal to the annualized expense ratio for each class (A:
        1.35%; B: 2.10%; C: 2.10%; R: 1.85%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

WISCONSIN TAX-EXEMPT FUND

                                             BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
                                               VALUE 11/1/05        VALUE 4/30/06      PERIOD 11/1/05-4/30/06*<F79>
                                             -----------------      --------------     ----------------------------
Class A
Actual                                           $1,000.00            $1,010.80                   $5.43
Hypothetical (5% return before expenses)         $1,000.00            $1,019.39                   $5.46

Class B
Actual                                           $1,000.00            $1,008.20                   $9.16
Hypothetical (5% return before expenses)         $1,000.00            $1,015.67                   $9.20

Class C
Actual                                           $1,000.00            $1,007.20                   $9.16
Hypothetical (5% return before expenses)         $1,000.00            $1,015.67                   $9.20

*<F79>  Expenses are equal to the annualized expense ratio for each class (A:
        1.09%; B: 1.84%; C: 1.84%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

PROXY VOTING

A copy of the policies and procedures that North Track uses to vote proxies relating to portfolio securities is attached to the Funds' Statement of Additional Information, which is available, without charge, upon request, by calling 1-800-826-4600 or on the SEC's website at www.sec.gov. In addition,
                                                  -----------
information regarding how the Funds actually voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available without charge and upon request, by calling 1-800-826-4600 or on the SEC's website at www.sec.gov.
-----------

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. Each Fund's Forms N-Q may be
                                  -----------
reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. North Track also makes available the information on Forms N-Q to shareholders without charge and upon request, by calling 1-800-826-4600.

NORTH TRACK FUNDS, INC.

1-800-826-4600
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

INVESTMENT ADVISORS
Ziegler Capital Management, LLC
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to the Geneva Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS
Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
Brian K. Andrew, President and CEO*<F80>
Caroline M. Probst, CFO and Treasurer*<F80>
Jon Kiekhofer, Chief Compliance Officer
Sarah Schott, Secretary*<F80>

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860

CUSTODIAN
Union Bank of California
350 California Street
San Francisco, California 94104

COUNSEL
Quarles & Brady, LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche, LLP
111 South Wacker Drive
Chicago, Illinois 60606

*<F80> On June 23, 2006, the Board of Directors approved the appointment of these individuals as officers of North Track Funds, Inc.

250 East Wisconsin Avenue  o  Suite 2000  o  Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

SEMIANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT344-606

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

SEMIANNUAL REPORT
TO SHAREHOLDERS (Unaudited)
April 30, 2006

>  CASH RESERVE FUND

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                           APRIL 30, 2006 (UNAUDITED)

                                                                   June 28, 2006

DEAR SHAREHOLDER:

As your recently appointed President and CEO, I am pleased to provide you with the Semiannual Report for the North Track Cash Reserve Fund for the six months ended April 30, 2006. Prior to my appointment as President and CEO, I served as Chief Investment Officer of the Investment Advisor to the Fund. I hope you take a few minutes to review this information and find it useful in monitoring your investment.

North Track's Cash Reserve Fund, as a money market vehicle, can be used in conjunction with other North Track funds. We invite you to contact your financial consultant or call us directly at 1-800-826-4600 to learn more about our family of funds. Shareholders can also access account and fund information, including daily balances, transaction history and fund prices, through North Track's 24-HOUR TOLL-FREE CUSTOMER SERVICE NUMBER. Our Web site, www.northtrackfunds.com, also contains extensive information about our funds. More information on all of our funds can be obtained through your investment consultant or by calling North Track Funds for a prospectus at 1-800-826-4600.

Thank you for your continued confidence in North Track and, as always, we welcome your questions or comments.

Best Regards,

/s/Brian K. Andrew

Brian K. Andrew
President and CEO

This report contains information for existing shareholders of the North Track Cash Reserve Fund. It does not constitute an offer to sell. If an investor wishes to receive more information about this Fund, the investor should obtain a Prospectus, which includes a discussion of the Fund's investment objectives and risks and all sales charges and expenses of the relevant Fund. A Prospectus can be obtained by calling us at 1-800-826-4600. Please read the Prospectus carefully before investing in any of the North Track Funds.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

Some of the matters discussed in this report are forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any predictions, recommendations, assessments, analyses or outlooks for individual securities, industries, prevailing interest rates, yields, returns, economic sectors and/or securities markets and can be identified as such because the context of the statements may include words such as "will," "should," "believes," "predicts," "expects," "anticipates," "foresees," "hopes" and words of similar import. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current Prospectus, such as market, objective, industry, credit and interest rate risks, other factors bearing on these reports include the accuracy of the adviser's or portfolio manager's forecasts and predictions about particular securities, industries, markets and the general economy in making investment decisions; the appropriateness of the investment strategies designed by the adviser or portfolio manager; and the ability of the adviser or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially from anticipated performance. The forward-looking statements included herein are made only as of the date of this Report, and North Track undertakes no obligation to update such forward-looking statements to reflect subsequent events, conditions or circumstances.

PORTFOLIO HOLDINGS

The Cash Reserve Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be
                                      -----------
reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. North Track also makes available the information on Forms N-Q to shareholders without charge and upon request, by calling 1-800-826-4600.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                          SEMIANNUAL REPORT COMMENTARY
                           APRIL 30, 2006 (UNAUDITED)

As of April 30, 2006, the average maturity of the Fund was 66 days as compared to 43 days for the fiscal year ending October 31, 2005. The average maturity was extended to benefit from increasing rates as the market priced in a higher probability of a Federal Reserve's continued policy of tightening. Also, the short end of the yield curve (13 months or less) remained steep in comparison to the overall yield curve.

For the six-months ending April 30, 2006 the portfolio's commercial paper weighting decreased to 66.9% from 70.1% at fiscal year-end October 31, 2005. The decrease was a result of an increase in corporate bond supply. Corporate bond positions increased 22.4% at April 30, 2006 from 7.2% at October 31, 2005. During the same time period, the U.S. Agency weighting decreased to 9.8% at April 30, 2006, from 19.9% at October 31, 2005. The decrease in U.S. Agencies is the result of an increase in the supply of corporate bonds along with an advantageous yield in corporate bonds and commercial paper. At April 30, 2006, approximately 1% remained in overnight time deposits for liquidity purposes.

As we continue through 2006, the actions of the Federal Reserve will be monitored and various economic data digested. With the Federal Reserve increasing the Fed Funds rate for 15 consecutive meetings beginning June 30, 2004 and possible future increases, we continue to revisit the yield curve and focus on sectors that may offer a yield advantage. Sectors that react more favorably than others may see an increased weighting.

ASSET ALLOCATION AS OF APRIL 30, 2006 AS A PERCENT OF NET ASSETS (UNAUDITED)

Commercial Paper                             66.9%
Corporate Notes                              22.4%
Government Agency Securities                  9.8%
All Other                                     0.9%

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2006 (UNAUDITED)

 PRINCIPAL                                                                               MATURITY       INTEREST
  AMOUNT       DESCRIPTION                                                                 DATE           RATE           VALUE
 ---------     -----------                                                               --------       --------         -----
U.S. GOVERNMENT AGENCY SECURITIES -- 9.8%

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC")
 $4,000,000    FHLMC Note                                                                08/15/06        2.750%       $  3,975,453
                                                                                                                      ------------
               Total Federal Home Loan Mortgage Corporation                                                              3,975,453
                                                                                                                      ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")
  4,000,000    FNMA Note                                                                 09/28/06        2.810%          3,967,578
  4,000,000    FNMA Note                                                                 07/07/06        1.875%          3,978,986
  4,000,000    FNMA Note                                                                 06/15/06        5.250%          4,003,497
                                                                                                                      ------------
               Total Federal National Mortgage Association                                                              11,950,061
                                                                                                                      ------------
               TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                                  15,925,514
                                                                                                                      ------------

CORPORATE SECURITIES -- 89.3%

BONDS AND NOTES -- 22.4%
  2,500,000    Bank of America Global Notes                                              10/15/06        4.750%          2,495,004
    883,000    Bear Stearns Global Notes                                                 05/01/06        6.500%            883,000
  3,000,000    CIT Group, Inc. Global Notes                                              05/12/06        4.750%(a)       3,000,026
                                                                                                              <F81>
  4,759,000    FleetBoston Financial Corporation Global Notes                            12/01/06        4.875%          4,755,153
    615,000    IBM Corporation Domestic MTN Notes                                        11/01/06        2.375%            607,638
  3,914,000    IBM Corporation Global Notes                                              10/01/06        4.875%          3,913,246
  3,817,000    JP Morgan Chase Global Notes                                              03/01/07        5.350%          3,822,067
  1,000,000    Lehman Brothers Holding Domestic MTN Notes                                09/01/06        7.500%          1,010,563
  2,460,000    Lehman Brothers Holding Global Notes                                      05/15/06        6.250%          2,461,585
  2,520,000    Merrill Lynch Domestic MTN Notes                                          02/01/07        5.360%          2,521,714
  1,600,000    Merrill Lynch Domestic MTN Notes                                          05/16/06        6.130%          1,601,053
  3,017,000    Merrill Lynch Global Notes                                                05/15/06        7.375%          3,020,380
  3,368,000    Wells Fargo & Company Global Notes                                        02/15/07        5.125%          3,363,378
  3,000,000    Wells Fargo & Company Global Notes                                        05/21/06        5.900%          3,002,124
                                                                                                                      ------------
               Total Corporate Bonds and Notes                                                                          36,456,931
                                                                                                                      ------------
COMMERCIAL PAPER -- 66.9%
  3,000,000    Abbey National North America LLC                                          05/10/06        4.640%          2,996,520
  4,000,000    American Express Credit Corporation                                       05/26/06        4.880%          3,986,444
  3,000,000    American Express Credit Corporation                                       05/19/06        4.830%          2,992,755
  4,000,000    American General Finance Corporation                                      06/07/06        4.740%          3,980,513
  3,500,000    American General Finance Corporation                                      05/30/06        4.690%          3,486,777
  3,000,000    American Honda Finance Corporation                                        06/22/06        4.880%          2,978,853
  1,500,000    American Honda Finance Corporation                                        05/04/06        4.570%          1,499,429
  3,000,000    Bear Stearns & Company                                                    07/19/06        4.970%          2,967,281
  4,000,000    Bear Stearns & Company                                                    06/05/06        4.740%          3,981,567
  3,000,000    Chevron Texaco Corporation                                                05/18/06        4.740%          2,993,285
  3,000,000    Chevron Texaco Corporation                                                05/11/06        4.720%          2,996,067
  3,500,000    Citigroup Funding                                                         06/21/06        4.750%          3,476,448
  4,000,000    Citigroup Funding                                                         05/05/06        4.680%          3,997,920
  3,000,000    Danske Corporation                                                        05/08/06        4.580%          2,997,329
  2,300,000    General Electric Capital Corporation                                      07/10/06        4.920%          2,277,997
  2,500,000    General Electric Capital Corporation                                      06/06/06        4.740%          2,488,150
  2,700,000    General Electric Capital Corporation                                      05/23/06        4.650%          2,692,327
  2,500,000    Harley-Davidson Funding                                                   06/06/06        4.860%          2,487,850
  2,500,000    Harley-Davidson Funding                                                   05/15/06        4.780%          2,495,353
  2,500,000    Harley-Davidson Funding                                                   05/03/06        4.730%          2,499,343
  3,500,000    HSBC Finance Corporation                                                  05/31/06        4.700%          3,486,291
  4,000,000    HSBC Finance Corporation                                                  05/22/06        4.630%          3,989,196
  3,500,000    LaSalle Bank                                                              06/02/06        4.770%          3,485,160
  3,500,000    Marshall & Ilsley Corporation                                             06/26/06        4.920%          3,473,213
  4,000,000    Marshall & Ilsley Corporation                                             06/09/06        4.830%          3,979,070
  3,000,000    Prudential Funding Corporation                                            06/01/06        4.780%          2,987,652
  2,000,000    Prudential Funding Corporation                                            05/17/06        4.740%          1,995,787
  1,300,000    Sigma Aldrich Corporation                                                 05/23/06        4.770%          1,296,210
  3,200,000    Sigma Aldrich Corporation                                                 05/16/06        4.750%          3,193,667
  3,000,000    Sigma Aldrich Corporation                                                 05/09/06        4.680%          2,996,880
  3,500,000    Societe Generale                                                          08/17/06        4.960%          3,447,920
  4,000,000    Societe Generale                                                          06/08/06        4.840%          3,979,565
  3,500,000    Toyota Motor Credit Corporation                                           06/12/06        4.850%          3,480,196
  4,000,000    Toyota Motor Credit Corporation                                           05/02/06        4.310%          3,999,521
  3,000,000    UBS Finance (Delaware) LLC                                                07/17/06        4.920%          2,968,430
                                                                                                                      ------------
               Total Commercial Paper                                                                                  109,030,966
                                                                                                                      ------------
               TOTAL CORPORATE SECURITIES                                                                              145,487,897
                                                                                                                      ------------
SHORT TERM SECURITIES -- 1.0%

MONEY MARKET -- 1.0%
  1,741,791    Aim Investments, Liquid Assets-Cash Management                                                            1,741,791
        792    Highmark Diversified Money Market Fund, Fiduciary Shares                                                        792
                                                                                                                      ------------
               TOTAL SHORT TERM SECURITIES                                                                               1,742,583
                                                                                                                      ------------
TOTAL INVESTMENTS, AT AMORTIZED COST -- 100.1%                                                                         163,155,994
OTHER LIABILITIES, LESS OTHER ASSETS -- (0.1)%                                                                            (209,397)
                                                                                                                      ------------
NET ASSETS -- 100.0%                                                                                                  $162,946,597
                                                                                                                      ------------
                                                                                                                      ------------

(a)<F81> Variable rate at 3 Month US Libor plus 1 basis point, resets quarterly.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                           APRIL 30, 2006 (UNAUDITED)

ASSETS:
Investments in securities, at amortized cost and value:
   U.S. government agency investments                             $ 15,925,514
   Corporate investments                                            36,456,931
   Short-term investments                                          110,773,549
                                                                  ------------
       Total investments                                           163,155,994
                                                                  ------------
Receivables:
   Capital shares sold                                                  17,277
   Interest                                                            747,392
                                                                  ------------
       Total receivables                                               764,669
                                                                  ------------
Other assets                                                            40,872
                                                                  ------------
       Total assets                                               $163,961,535
                                                                  ------------
                                                                  ------------
LIABILITIES:
Payables:
   Investments purchased                                          $    699,263
   Dividends payable (Institutional Class Y)                           143,040
   Accrued expenses                                                     73,208
   Distribution and shareholder servicing fees                          42,455
   Management fees                                                      27,819
   Administration fees                                                  20,443
   Capital shares redeemed                                               8,313
   Dividends payable (Retail Class X)                                      261
   Dividends payable (Retail Class B)                                      136
                                                                  ------------
       Total liabilities                                             1,014,938
                                                                  ------------
NET ASSETS                                                        $162,946,597
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF:
Capital stock                                                     $162,967,945
Undistributed net investment income                                     21,344
Accumulated net realized loss                                          (42,692)
                                                                  ------------
       Net assets                                                 $162,946,597
                                                                  ------------
                                                                  ------------

                                                         RETAIL       RETAIL        RETAIL      INSTITUTIONAL
                                                        CLASS X       CLASS B       CLASS C        CLASS Y
                                                        -------       -------       -------     -------------
Net assets (in 000's)                                   $119,803       $1,392         $507         $41,245
Shares issued and outstanding (in 000's)                 119,819        1,391          507          41,253
Net asset value and redemption price per share            $1.00         $1.00        $1.00           $1.00

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            STATEMENT OF OPERATIONS
              FOR THE SIX MONTHS  ENDED APRIL 30, 2006 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                            $3,718,570
Security lending revenue                                                   453
                                                                    ----------
   Total investment income                                           3,719,023
                                                                    ----------
EXPENSES:
Distribution and shareholder servicing fees
   Retail Class X                                                      251,208
   Retail Class B                                                        7,865
   Retail Class C                                                        2,332
Investment advisory fees                                               170,770
Administration fees                                                    127,697
Accounting fees                                                         41,980
Communication                                                           28,761
Director fees                                                           22,882
Registration fees                                                       19,715
Miscellaneous expenses                                                  16,850
Audit and tax fees                                                      14,876
Transfer agent fees                                                     10,719
Legal fees                                                              10,613
Custodian fees                                                           9,390
                                                                    ----------
   Total expenses                                                      735,658
                                                                    ----------
   Net expenses                                                        735,658
                                                                    ----------
NET INVESTMENT INCOME                                                2,983,365
                                                                    ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                                 (4,800)
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,978,565
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FOR THE SIX
                                                                                   MONTHS ENDED          FOR THE
                                                                                    APRIL 30,           YEAR ENDED
                                                                                       2006            OCTOBER 31,
                                                                                   (UNAUDITED)             2005
                                                                                   ------------        -----------
OPERATIONS:
Net investment income                                                              $  2,983,365        $  3,573,150
Net realized loss from investments                                                       (4,800)            (25,428)
                                                                                   ------------        ------------
   Net increase in net assets resulting from operations                               2,978,565           3,547,722
                                                                                   ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Investment income:
        Class X Shares                                                               (2,209,780)         (2,707,362)
        Class B Shares                                                                  (21,815)            (28,268)
        Class C Shares                                                                   (6,489)            (11,456)
        Class Y Shares                                                                 (745,247)           (826,156)
                                                                                   ------------        ------------
        Total distributions                                                          (2,983,331)         (3,573,242)
                                                                                   ------------        ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                                         251,219,048         530,060,306
Net asset value of shares issued in distributions                                     2,296,513           2,813,013
Cost of shares redeemed                                                            (247,801,264)       (557,942,617)
                                                                                   ------------        ------------
   Net increase (decrease) in net assets from capital share transactions              5,714,297         (25,069,298)
                                                                                   ------------        ------------
        Total increase (decrease) in net assets                                       5,709,531         (25,094,818)
NET ASSETS:
   Balance at beginning of period                                                   157,237,066         182,331,884
                                                                                   ------------        ------------
   Balance at end of period                                                        $162,946,597        $157,237,066
                                                                                   ------------        ------------
                                                                                   ------------        ------------
   Undistributed net investment income at end of period                            $     21,344        $     21,310

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                         NET REALIZED                DIVIDENDS  DISTRIBUTIONS FROM
                                                               NET      AND UNREALIZED  TOTAL FROM   FROM NET      NET REALIZED
                                        NET ASSET VALUE,    INVESTMENT  GAINS (LOSSES)  INVESTMENT  INVESTMENT    CAPITAL GAINS
                                       BEGINNING OF PERIOD    INCOME    ON INVESTMENTS  OPERATIONS    INCOME      ON INVESTMENTS
                                       -------------------  ----------  --------------  ----------  ----------  ------------------
CLASS X SHARES
For the six months ended
  April 30, 2006 (Unaudited)                  $1.00            .02           (.00)(e)       .02        (.02)            --
                                                                                 <F86>
For the year ended October 31, 2005           $1.00            .02           (.00)(e)       .02        (.02)            --
                                                                                 <F86>
For the ten months ended October 31, 2004     $1.00            .00(e)        (.00)(e)       .00(e)      .00(e)          --
                                                                 <F86>           <F86>        <F86>       <F86>
For the year ended December 31, 2003          $1.00            .00(e)          --           .00(e)      .00(e)          --
                                                                 <F86>                        <F86>       <F86>
For the year ended December 31, 2002          $1.00            .01             --           .01        (.01)            --
For the year ended December 31, 2001          $1.00            .03             --           .03        (.03)            --
For the year ended December 31, 2000          $1.00            .06             --           .06        (.06)            --

CLASS B SHARES
For the six months ended
  April 30, 2006 (Unaudited)                  $1.00            .01           (.00)(e)       .01        (.01)            --
                                                                                 <F86>
For the year ended October 31, 2005           $1.00            .01           (.00)(e)       .01        (.01)            --
                                                                                 <F86>
For the ten months ended October 31, 2004     $1.00            .00(e)        (.00)(e)       .00(e)     (.00)(e)         --
                                                                 <F86>           <F86>        <F86>        <F86>
For the year ended December 31, 2003          $1.00            .00(e)          --           .00(e)      .00(e)          --
                                                                 <F86>                        <F86>       <F86>
For the year ended December 31, 2002          $1.00            .01             --           .01        (.01)            --
For the year ended December 31, 2001          $1.00            .03             --           .03        (.03)            --
For the year ended December 31, 2000          $1.00            .05             --           .05        (.05)            --

CLASS C SHARES
For the six months ended
  April 30, 2006 (Unaudited)                  $1.00            .01           (.00)(e)       .01        (.01)            --
                                                                                 <F86>
For the year ended October 31, 2005           $1.00            .01           (.00)(e)       .01        (.01)            --
                                                                                 <F86>
For the ten months ended October 31, 2004     $1.00            .00(e)        (.00)(e)       .00(e)      .00(e)          --
                                                                 <F86>           <F86>        <F86>       <F86>
For the period from May 1, 2003
  (commencement of operations) through
  December 31, 2003                           $1.00            .00(e)          --           .00(e)      .00(e)          --
                                                                 <F86>                        <F86>       <F86>

CLASS Y SHARES
For the six months ended
  April 30, 2006 (Unaudited)                  $1.00            .02           (.00)(e)       .02        (.02)            --
                                                                                 <F86>
For the year ended October 31, 2005           $1.00            .02           (.00)(e)       .02        (.02)            --
                                                                                 <F86>
For the ten months ended October 31, 2004     $1.00            .01           (.00)(e)       .01        (.01)            --
                                                                                 <F86>
For the year ended December 31, 2003          $1.00            .01             --           .01        (.01)            --
For the year ended December 31, 2002          $1.00            .01             --           .01        (.01)            --
For the year ended December 31, 2001          $1.00            .04             --           .04        (.04)            --
For the year ended December 31, 2000          $1.00            .06             --           .06        (.06)            --

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                            RATIO OF NET
                                                                             RATIO OF                        INVESTMENT
DISTRIBUTIONS                                                                   NET           RATIO OF     INCOME (LOSS)
  IN EXCESS                  NET                    NET        RATIO        INVESTMENT        EXPENSES       (PRIOR TO
   OF NET                   ASSET                 ASSETS,      OF NET      INCOME (LOSS)     (PRIOR TO    REIMBURSEMENTS)
  REALIZED                  VALUE,                 END OF   EXPENSES TO     TO AVERAGE    REIMBURSEMENTS)        TO
   CAPITAL        TOTAL     END OF      TOTAL      PERIOD   AVERAGE NET         NET          TO AVERAGE       AVERAGE
    GAINS     DISTRIBUTIONS PERIOD RETURN(A)<F82>  (000S)  ASSETS(D)<F85> ASSETS(D)<F85>     NET ASSETS      NET ASSETS
------------- ------------- ------ -------------- -------  -------------- --------------  --------------- ---------------

     --           (.02)     $1.00       1.71%(c)  $119,803      .94%(b)        3.38%(b)         .94%(b)         3.38%(b)
                                            <F84>                  <F83>           <F83>           <F83>            <F83>
     --           (.02)     $1.00       1.94%     $123,283      .94%           1.92%            .94%            1.92%
     --            .00(e)   $1.00        .30%(c)  $134,216      .94%(b)         .35%(b)         .94%(b)          .35%(b)
                     <F86>                  <F84>                  <F83>           <F83>           <F83>            <F83>
     --            .00(e)   $1.00        .34%     $142,541      .90%            .34%            .90%             .34%
                     <F86>
     --           (.01)     $1.00       1.09%     $136,663      .92%           1.06%            .92%            1.06%
     --           (.03)     $1.00       3.37%     $142,125      .96%           3.23%            .96%            3.23%
     --           (.06)     $1.00       5.64%     $113,595      .80%           5.50%            .80%            5.50%


     --           (.01)     $1.00       1.40%(c)    $1,392     1.55%(b)        2.76%(b)        1.55%(b)         2.76%(b)
                                            <F84>                  <F83>           <F83>           <F83>            <F83>
     --           (.01)     $1.00       1.32%       $1,857     1.56%           1.22%           1.56%            1.22%
     --           (.00)(e)  $1.00        .09%(c)    $3,306     1.18%(b)         .11%(b)        1.56%(b)         (.27%)(b)
                      <F86>                 <F84>                  <F83>           <F83>           <F83>             <F83>
     --            .00(e)   $1.00        .10%       $3,974     1.16%            .10%           1.53%            (.27%)
                     <F86>
     --           (.01)     $1.00        .47%       $7,521     1.52%            .45%           1.54%             .43%
     --           (.03)     $1.00       2.75%       $6,674     1.60%           2.40%           1.60%            2.40%
     --           (.05)     $1.00       5.05%       $3,332     1.40%           4.94%           1.40%            4.94%

     --           (.01)     $1.00       1.40%(c)      $507     1.56%(b)        2.77%(b)        1.56%(b)         2.77%(b)
                                            <F84>                  <F83>           <F83>           <F83>            <F83>
     --           (.01)     $1.00       1.32%         $486     1.55%           1.38%           1.55%            1.38%
     --            .00(e)   $1.00        .09%(c)      $138     1.15%(b)         .11%(b)        1.56%(b)         (.30%)(b)
                     <F86>                  <F84>                  <F83>           <F83>           <F83>             <F83>

     --            .00(e)   $1.00        .08%(c)      $129     1.01%(b)         .10%(b)        1.15%(b)         (.40%)(b)
                     <F86>                  <F84>                  <F83>           <F83>           <F83>             <F83>

     --           (.02)     $1.00       1.90%(c)   $41,245      .56%(b)        3.79%(b)         .56%(b)         3.79%(b)
                                            <F84>                  <F83>           <F83>           <F83>            <F83>
     --           (.02)     $1.00       2.34%      $31,611      .56%           2.31%            .56%            2.31%
     --           (.01)     $1.00        .62%(c)   $44,672      .56%(b)         .76%(b)         .56%(b)          .76%(b)
                                            <F84>                  <F83>           <F83>           <F83>            <F83>
     --           (.01)     $1.00        .72%      $33,617      .53%            .73%            .53%             .73%
     --           (.01)     $1.00       1.49%      $55,321      .54%           1.43%            .54%            1.43%
     --           (.04)     $1.00       3.78%      $62,250      .56%           3.57%            .56%            3.57%
     --           (.06)     $1.00       6.01%      $32,800      .50%           6.00%            .50%            6.00%

(a)<F82>   Excludes sales charge.
(b)<F83>   Annualized.
(c)<F84>   Not annualized.
(d)<F85>   After expense reimbursement from the Advisor, where applicable.
(e)<F86>   Number rounds to less than one cent.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2006 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES --

North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, currently offers nine mutual fund series: Cash Reserve Fund, Wisconsin Tax-Exempt Fund, S&P 100 Index Fund, NYSE Arca Tech 100 Index Fund (formerly the ArcaEx Tech 100 Index Fund), Geneva Growth Fund, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Strategic Allocation Fund. This report presents information only for the Cash Reserve Fund (the "Fund"). Information regarding the other Funds is presented in a separate report. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

The following is a summary of the significant accounting policies of the Fund:

     a)   Valuation of Investments

          Money market investments are valued at amortized cost, which the Board of Directors has determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

     b)   Security Transactions

          Security transactions are recorded on a trade date basis. Interest income is recognized on an accrual basis. Discounts (including both original and market discount) and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Acquisition discount assumes a constant accretion to the expected maturity date.

     c)   Federal Income Taxes

          Provision has not been made for Federal income taxes because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income or excise taxes is necessary.

          The character of distributions made during the year from net investment income or net realized gains for financial reporting purposes may differ from their characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Permanent difference between book and tax amounts for the year ended October 31, 2006 that relate to the six months ended April 30, 2006 are not estimable at April 30, 2006.

          There is no difference between cost basis of investments for financial reporting and Federal income tax purposes.

     d)   Expense Allocation

          Expenses associated with a specific North Track Fund are accrued to that Fund. Common expenses are allocated between the Funds based upon the ratio of the net assets of the Funds, or other equitable means. Expenses directly attributed to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

     e)   Distributions to Shareholders

          Dividends from net investment income of the Fund are declared daily and paid monthly. Generally, payment is made or reinvestment is credited to shareholders as of the last business day of the month. There is no difference between unrealized appreciation (depreciation) for financial reporting and tax purposes. Net realized capital gains, if any, are distributed at least annually. Any short-term capital gains are included in ordinary income for tax purposes.

     f)   Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -

Commencing June 1, 2005, North Track has an Investment Advisory Agreement with Ziegler Capital Management, LLC ("ZCM") (with whom certain officers and directors of North Track are affiliated), to serve as the investment advisor for the Fund. ZCM is a wholly owned subsidiary of the Ziegler Companies, Inc. Under the Investment Advisory Agreement the Fund pays ZCM a monthly fee at an annual rate of .20% of the average daily net assets of the Fund.

North Track has an Administrative Services Agreement with B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of North Track are affiliated), to provide general office facilities and supervise the overall administration of the Fund. BCZ is a wholly owned subsidiary of the Ziegler Companies, Inc. For these services the Fund pays BCZ a monthly fee at an annual rate of .15% of the first $200 million of the Fund's average daily net assets and .10% of average daily net assets over $200 million.

North Track also has an Accounting and Pricing Agreement with BCZ to provide fund accounting and pricing services to the Fund. Under the Accounting and Pricing Agreement the Fund pays BCZ a monthly fee based on a $13,000 annual base fee plus .05% annually of the first $100 million of average daily net assets, ..03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets. There is no additional charge for assets in excess of $500 million.

The fees for the above mentioned services are reflected in the Statements of Operations.

North Track has adopted a 12b-1 Distribution Plan (the "Plan") pursuant to the Investment Company Act of 1940 and a Distribution Agreement with BCZ. Under the Plan, the Fund pays a fee of .15% of average daily net assets of Class X shares and 1.00% of the average daily net assets of Class B and Class C shares as compensation for services provided and expenses incurred by BCZ, including amounts paid to brokers or dealers as compensation for sales support and distribution activities. There are no 12b-1 fees for Class Y shares. Fees incurred under the Plan during the six months ended April 30, 2006 and are reflected in the Statements of Operations.

3.   LINE OF CREDIT --

North Track has an available line of credit of $15,000,000. However, the Fund's borrowings, by investment restriction, cannot exceed 10% of the total assets of the Fund. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. The Fund's policies allow borrowings for temporary or emergency purposes. The average interest rate on outstanding borrowings was 6.75% for the six months ended April 30, 2006. The Fund had no outstanding borrowings at April 30, 2006. Total available capacity under the North Track line of credit was $14,900,000 at April 30, 2006.

4.   SECURITIES LENDING --

The Fund may lend securities from time to time in order to earn additional income. The Fund receives initial collateral in the form of cash or U.S. Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The Fund also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Fund. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government and securities meeting pre-established rating criteria. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy. At April 30, 2006, the Fund had did not have any securities on loan.

5.   CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are currently divided into nine mutual fund series as described in Note 1. The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund. The Fund has designated four classes of shares: Class X (Retail Shares); Class B (CDSC Retail Shares); Class C (CDSC Retail Shares); and Class Y (Institutional Shares).

     (b) Capital share activity, in thousands, for year ended October 31, 2005 and the six months ended April 30, 2006, was as follows:

                                    CLASS X    CLASS B     CLASS C    CLASS Y
                                    -------    -------     -------    -------
       SHARES OUTSTANDING
         AT OCTOBER 31, 2004        134,209     3,304         138      44,674
           Shares issued            231,343       304       2,863     295,549
           Shares reinvested          2,704        27          11          71
           Shares redeemed         (244,961)   (1,780)     (2,525)   (308,676)
                                   --------    ------      ------    --------
       SHARES OUTSTANDING
         AT OCTOBER 31, 2005        123,295     1,855         487      31,618
           Shares issued             89,685       182         199     161,153
           Shares reinvested          2,205        21           6          65
           Shares redeemed          (95,366)     (667)       (185)   (151,583)
                                   --------    ------      ------    --------
       SHARES OUTSTANDING
         AT APRIL 30, 2006          119,819     1,391         507      41,253
                                   --------    ------      ------    --------
                                   --------    ------      ------    --------

     (c) A contingent deferred sales charge ("CDSC") is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from purchase of Class B shares until the redemption. Class B shares convert to Class X shares after eight years.

             YEAR SINCE PURCHASE                                CDSC %
             -------------------                                ------
             One year or less                                     5%
             More than 1 year, but less than 3 years              4%
             3 years, but less than 4 years                       3%
             4 years, but less than 5 years                       2%
             5 years, but less than 6 years                       1%
             Over 6 years                                        None

     (d) A CDSC of 1.00% is imposed on Class C share redemptions made within 18 months from the date of purchase.

                        EXPENSE INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the North Track Cash Reserve Fund you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 to April 30, 2006.

ACTUAL EXPENSES

For each fund class, the first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each fund class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CASH RESERVE FUND

                                             BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
                                               VALUE 11/1/05        VALUE 4/30/06      PERIOD 11/1/05-4/30/06*<F87>
                                             -----------------      --------------     ----------------------------
Class X
Actual                                           $1,000.00            $1,013.90                   $4.69
Hypothetical (5% return before expenses)         $1,000.00            $1,020.13                   $4.71

Class B
Actual                                           $1,000.00            $1,014.00                   $7.74
Hypothetical (5% return before expenses)         $1,000.00            $1,017.11                   $7.75

Class C
Actual                                           $1,000.00            $1,014.00                   $7.79
Hypothetical (5% return before expenses)         $1,000.00            $1,017.06                   $7.80

Class Y
Actual                                           $1,000.00            $1,015.60                   $2.80
Hypothetical (5% return before expenses)         $1,000.00            $1,022.02                   $2.81

*<F87>  Expenses are equal to the annualized expense ratio for each class (X:
        .94%; B: 1.55%; C: 1.56%; Y: .56%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR
Ziegler Capital Management LLC
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS
Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
Brian K. Andrew, President and CEO*<F88>
Caroline M. Probst, CFO and Treasurer*<F88>
Jon Kiekhofer, Chief Compliance Officer
Sarah Schott, Secretary*<F88>

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860

CUSTODIAN
Union Bank of California
350 California Street
San Francisco, California 94104

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*<F88> On June 23, 2006, the Board of Directors approved the appointment of these individuals as officers of North Track Funds, Inc.

250 East Wisconsin Avenue  o  Suite 2000  o  Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

SEMIANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT865-6/06

ITEM 2. CODE OF ETHICS.

Not required in Semi-Annual Reports on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required in Semi-Annual Reports on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in Semi-Annual Reports on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this Registrant because it is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6. SCHEDULE OF INVESTMENTS.

The required Schedule of Investments in securities of unaffiliated issuers is included as part of the Registrant's Semi-Annual Report to shareholders dated as of April 30, 2005 provided under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPA-NIES.

Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  Disclosure Controls and Procedures.  The Registrant's management, with the
     ----------------------------------
participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant's principal executive and financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and recorded within the applicable time peri-ods.

(b)  Changes in Internal Control Over Financial Reporting.  There were no
     ----------------------------------------------------
changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
12(a)(1)       The Code of Ethics for the Registrant's Principal Executive
               Officer, Principal Financial Officer and Principal Accounting
               Officers referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant's Certified Shareholder Report on Form N-CSR filed on January 5, 2005, and is incorporated herein by reference.

12(a)(2)-1     Certification of Principal Executive Officer Required by Sec-
               tion 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2     Certification of Principal Financial Officer Required by Sec-
               tion 302 of the Sarbanes-Oxley Act of 2002

12(b) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 30th day of June, 2006.

                                   NORTH TRACK FUNDS, INC.

                                   By:       /s/ Brian K. Andrew
                                        ------------------------------
                                        Brian K. Andrew, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 30th day of June, 2006.

                                   By:       /s/ Brian K. Andrew
                                        -------------------------------------
                                        Brian K. Andrew, President (Principal
                                        Executive Officer)

                                   By:       /s/ Caroline M. Probst
                                        -------------------------------------
                                        Caroline M. Probst, Chief Financial
                                        Officer and Treasurer
                                        (Principal Financial Officer)